(OppenheimerFunds logo)

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International Equity Portfolio
A Series of Panorama Series Fund, Inc.

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Prospectus dated April 30, 1999

      International Equity Portfolio is a mutual fund that seeks long-term growth of capital. The Portfolio invests mainly in common stocks of foreign companies.

      Shares of the Portfolio are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as an investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.











As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolio
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           The Portfolio's Objective and Investment Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Objective and Investment Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

What Does the Portfolio Invest In? The Portfolio invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges. They can include both smaller, less-well-known companies and larger, more established companies that the portfolio managers believe have favorable prospects for capital growth relative to the market.

      The Portfolio does not limit its investments to issuers within a specific market capitalization range. Although the Portfolio currently has an emphasis on mid-size companies, the Portfolio's emphasis may change over time. It can invest up to 25% of its total assets in emerging markets and can invest without limit in developed markets throughout the world. The Portfolio may increase the relative emphasis of its investments in one or more industries, countries, or regions from time to time, such as Europe or Asia, for example.

      The Portfolio can also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Portfolio can invest up to 20% of its total assets in debt securities when the portfolio managers believe that it is appropriate to do so in order to seek the Portfolio's objective. The Portfolio typically does not invest in debt securities to a significant degree. The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or Sell? The Fund's investment Manager, OppenheimerFunds, Inc., employs a Sub-Advisor, Babson-Stewart Ivory International, to invest the Portfolio's assets. In selecting securities for the Portfolio, the portfolio managers, who are employed by the Sub-Advisor, evaluate investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of broad economic trends affecting the markets. This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

      In seeking broad diversification of the Portfolio's investment holdings, the portfolio managers currently search for: |_| Companies that enjoy a strong competitive position and high demand for their products,
|_|   Companies that participate in markets with  substantial  barriers against entry by potential competitors,
|_| Well-financed companies that are entering a growth cycle, and |_| Companies with consistent earnings growth and cash flow and stocks selling at attractive prices.


      In applying these and other selection criteria, the portfolio managers consider the potential effect of worldwide trends on the growth of particular business sectors. This process and the interrelationship of the factors used by the portfolio managers may change over time and its implementation may vary in particular cases.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from foreign stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth Portfolio focusing on stock investments, and the special risks of investing in both emerging and developed foreign countries. The Portfolio does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors. Investments in stocks can be volatile and are subject to changes in general stock market movements (this is referred to as "market risk"). There may be events or changes affecting particular industries (this is referred to as "industry risk") or affecting a particular region or country that the Portfolio has increased its relative emphasis on, or the change in value of a particular stock because of an event affecting the issuer.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for companies with lower capitalizations because their securities may not be widely traded. The Portfolio can buy securities of issuers in emerging or developed foreign markets that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

      These risks collectively form the risk profile of the Portfolio, and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer or any one foreign country. Also, the Portfolio does not concentrate 25% or more of its assets in investments in any one industry. However, changes in the market prices of securities can occur at any time.

      The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Portfolio invests primarily in common stocks of foreign companies, the value of the Portfolio's investment holdings will be affected by changes in the foreign stock markets and the special economic and other factors that might affect the prices of securities in particular foreign markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry, its share values can be expected to fluctuate in response to events affecting that industry.

      |X| Risks of Foreign Investing. The Portfolio can buy securities of companies (or governments) in any country, including developed countries and emerging markets. Under normal market conditions (when the Manager believes that the stock markets are not in an unstable or volatile period) the Portfolio will invest at least 90% of its total assets in equity securities of issuers located outside the U.S. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. To the extent that the Portfolio increases the relative emphasis of its investment holdings in companies in a particular country or region, it will be subject to the risks of political or economic events that affect that country or region.

|_| Special Risks of Emerging Markets. Securities of issuers in emerging markets present risks not found in more mature markets. They may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Portfolio may not receive the proceeds of a sale of a security on a timely basis.

      These countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems, and investments in those markets may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. As a result of these risk factors, these investments may be very speculative.

How Risky is the Portfolio  Overall?  In the short term,  foreign  stocks can be volatile and the price of the Portfolio's shares can go up and down substantially. The Portfolio generally does not use income-oriented investments to help cushion the Portfolio's total return from changes in stock prices, except for defensive or liquidity purposes. The Portfolio is generally an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation. It is likely to be subject to greater fluctuations in its share prices than funds that do not invest in foreign securities (especially emerging market securities) or funds that focus on both stocks and bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the full calendar years since the Portfolio's inception and by showing how the average annual total returns of the Portfolio's shares compare to those of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/99 through 3/31/99, the Portfolio's cumulative return (not annualized) was -1.28%.

Charges that apply to separate accounts investing in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 16.36% (1st Q'98) and the lowest return for a calendar quarter was 12.90% (3rd Q'98).

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Average      Annual
Total  Returns  for
the  periods  ended     1 Year         5 Years          Life of
December 31, 1998                                      Portfolio
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International
Equity Portfolio        19.40%          10.34%          10.21%
(inception:
5/13/92)
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MSCI EAFE Index         20.33%           9.50%          11.62%*
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* The "life-of-Portfolio" index performance is shown from 4/30/92. The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests primarily in foreign stocks, the Portfolio's performance is compared to the Morgan Stanley Capital International EAFE Index, an unmanaged index of equity securities listed on 20 principal stock markets of Europe, Asia and Australia. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Portfolio may invest in markets other than those in the index.

      The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds even if the Portfolio has the same manager and/or similar investment policies as other funds.

About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different types of permitted securities will vary over time based upon the evaluation of economic and market trends by the Sub-Advisor. The Portfolio might not always hold all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      |X| Stock Investments. The Portfolio emphasizes investments in common stocks of foreign companies that the Sub-Advisor believes have growth potential. Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, pharmaceuticals, computer software, and new consumer products.

      Growth  companies  may  be  applying  new  technology,   new  or  improved
distribution techniques or developing new services that might enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than competitors.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they might not emphasize paying dividends, and might not pay any dividends for some time. They are selected for the Portfolio's portfolio because the Sub-Advisor believes the price of the stock will increase over the long term, relative to the overall stock market. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results or they may be subject to more volatility because of investor speculation about the issuer's prospects.

      |X| Foreign Stocks. The Portfolio can buy stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets.

      The Portfolio can invest up to 25% of its total assets in securities of companies based in "emerging" markets. An issuer is considered by the Portfolio to be located in an emerging market if: o the issuer is organized under the law of an emerging country; o the issuer's principal securities trading market is in an emerging market; or
o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived (directly or indirectly) from assets or activities located in emerging markets.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

           |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.
Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Portfolio does not extensively engage in short-term trading to try to achieve its objective and does not expect to have a portfolio turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during its prior fiscal years.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Investing in Special Situations. At times the Portfolio might use aggressive investment techniques. These might include seeking to benefit from special situations, such as mergers, reorganizations or other unusual events expected to affect a particular issuer. However, there is a risk in investing in these types of situations that the change or event might not occur, which could have a negative impact on the price of the security. The investment might not produce the expected gains or could incur a loss for the Portfolio.

      |X| Cyclical Opportunities. The Portfolio might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio managers believe they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Portfolio focuses on seeking growth over the long term but on occasion might seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is the risk that those securities might lose value when the issuer or industry is out of phase in the business cycle.

      |X| Debt Securities. The Portfolio can also invest up to 20% of its total assets in debt securities when the Sub-Advisor believes that it is appropriate in seeking the Portfolio's objective. The Portfolio typically does not invest significantly in debt securities for that purpose. The Portfolio can buy debt securities issued by foreign governments, by supranational organizations such as the World Bank, or by companies. Those debt securities may be rated or unrated. The Portfolio can invest up to 15% of its total assets in debt securities that are below investment grade. Those lower-rated debt securities are commonly called "junk bonds," and have greater risks of default than investment-grade securities. The Portfolio currently does not intend to invest more than 5% of its total assets in securities rated below investment grade.

           |_| Convertible Securities. While the Portfolio emphasizes investments in common stocks, it can also buy debt securities convertible into common stock. The Sub-Advisor considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible debt securities, like other debt securities, are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will be affected inversely by changes in prevailing interest rates).

      |X| Investing in Domestic Securities. The Portfolio does not expect to invest more than 10% of its assets in securities of U.S. issuers as part of its normal investment program. However, it can hold common and preferred stocks as well as debt securities of U.S. companies, and can also invest in U.S. debt securities for defensive and liquidity purposes.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That might make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolio will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Sub-Advisor monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Portfolio can use a number of different kinds of "derivative" investments, although it does not do so currently to a significant degree and is not required to use them to seek its goal. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, exchange-traded options, futures contracts, forward contracts and other hedging instruments the Portfolio might use can be considered "derivative" investments. In addition to using derivatives for hedging, the Portfolio might use other derivative investments because they offer the potential for increased value.

           |_| There are Special Risks in Using Derivative Investments. Markets underlying securities and indices may move in a direction not anticipated by the Sub-Advisor. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Sub. Advisor expected it to perform. If that happens, the Portfolio's share price could decline.

      The Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices. As a result of these risks the Portfolio could realize less return from the investment than expected. Certain derivative investments held by the Portfolio may be illiquid.
      |X| Hedging. The Portfolio can buy and sell certain kinds of futures contracts, forward contracts, and exchange-traded call options, including call options on futures contracts, foreign currencies and broadly-based securities indices. These are all referred to as "hedging instruments." Although the Portfolio can use forward contracts, options or futures to hedge foreign currency risks when buying and selling securities, it does not currently use them or other types of hedging extensively and does not use hedging instruments for speculative purposes. It has limits on its use of hedging. The Portfolio is not required to use hedging instruments in seeking its goal.

      Some of these strategies would hedge the Portfolio's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Portfolio's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Portfolio's foreign investments. Foreign currency options could be used to try to protect against declines in the dollar value of foreign securities the Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. If the Sub-Advisor used a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Portfolio can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper in the top two rating categories of national rating organizations), money market instruments, short-term debt securities, U.S. or foreign government securities, or repurchase agreements. They can also include other investment grade debt securities. The Portfolio might also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or investment securities or to meet anticipated redemptions of Portfolio shares. To the extent the Portfolio invests defensively in these securities, it might not achieve its investment objective of capital growth.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Portfolio invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Portfolio and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Portfolio's investments and returns.

      The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Portfolio's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Portfolio. The extent of that risk cannot be ascertained at this time.


How the Portfolio Is Managed

The Manager. The Portfolio's investment Manager, OppenheimerFunds, Inc., supervises the Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Portfolio's Board of Directors, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees paid by the Portfolio to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Advisory Fees. Under the Investment Advisory Agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 1.00% of the first $250 million of average daily net assets of the Portfolio and 0.90% of average daily net assets in excess of $250 million. The Portfolio's management fee for the fiscal year ended December 31, 1998, was 1.00% of average annual net assets.

The Sub-Advisor. The Manager has engaged Babson-Stewart Ivory International to provide day-to-day portfolio management for the Portfolio. The Sub-Advisor is located at One Memorial Drive, Cambridge, MA 02142. It was established as an investment advisor in 1987. The Sub-Advisor is a partnership, and one of the partners, David L. Babson & Co., is a subsidiary of the Manager's parent company. As of December 31, 1998, the Sub-Advisor, together with its Scottish affiliate, had approximately $4.6 billion in assets under management.

      The Sub-Advisor is responsible for buying and selling the investment securities for the Portfolio, and its duties and responsibilities are set forth in its contract with the Manager. The Manager, not the Portfolio, pays the Sub-Advisor.

      |X| Portfolio  Managers.  The portfolio managers of the Portfolio,  James
W. Burns and John G.L. Wright, are employed by the Sub-Advisor. They have been the persons principally responsible for the day-to-day management of the Portfolio's securities holdings since March 1996. Each is a Managing Director of the Sub-Advisor. Mr. Burns has been a Director of Stewart Ivory & Co. since 1990 and Mr. Wright has been a Director of that firm since 1971 (the firm, based in Scotland, is an international money manager and one of the partners of the Sub-Advisor).

Possible Conflicts of Interest. The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.
      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


INVESTING IN THE PORTFOLIO

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

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Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
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      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its Transfer Agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The
Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

    |X| Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,
                                                      1998              1997              1996(1)          1995              1994
==================================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                 $1.36             $1.29             $1.15             $1.09             $1.09
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Income (loss) from investment operations:
Net investment income (loss)                           .01               .01               .02               .03              (.01)
Net realized and unrealized gain                       .25               .09               .13               .08               .03
                                                   -------           -------           -------           -------           -------
Total income from investment
operations                                             .26               .10               .15               .11               .02

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Dividends and distributions to shareholders:
Dividends from net investment income                  (.01)             (.01)             (.01)             (.04)               --
Distributions from net realized gain                  (.04)             (.02)               --              (.01)             (.02)
                                                   -------           -------           -------           -------           -------
Total dividends and distributions
to shareholders                                       (.05)             (.03)             (.01)             (.05)             (.02)
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Net asset value, end of period                       $1.57             $1.36             $1.29             $1.15             $1.09
                                                   =======           =======           =======           =======           =======

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                  19.40%             8.11%            13.26%            10.30%             1.44%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)                                    $103,404           $82,257           $62,585           $45,775           $31,603
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Average net assets
(in thousands)                                    $ 94,651           $73,318           $56,893           $37,474(3)       $29,133(3)
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Ratios to average net assets:
Net investment income (loss)                          0.68%             0.72%             0.76%             1.61%            (1.85)%
Expenses                                              1.09%             1.12%             1.21%             1.26%             1.28
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Portfolio turnover rate(4)                            47.5%             48.6%             53.7%             85.1%             76.5%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $48,204,329 and $42,767,249, respectively.

For More Information about International Equity Portfolio:
The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-888-470-0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SEC File No. 811-3255
PR616.0499  Printed on recycled paper.

                          Appendix to Prospectus of
                        International Equity Portfolio


      Graphic  material  included in the  Prospectus  of  International  Equity
Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of International Equity Portfolio depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the calendar years since the Portfolio's inception. Set forth below are the relevant data points that will appear in the bar chart:


----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1993                        21.80%
----------------------------------------
----------------------------------------
1994                        -1.44%
----------------------------------------
----------------------------------------
1995                        10.30%
----------------------------------------
----------------------------------------
1996                         13.26%
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----------------------------------------
1997                          8.11%
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----------------------------------------
1998                         19.40%
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                                               (OppenheimerFunds logo)

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 Growth Portfolio
A Series of Panorama Series Fund, Inc.

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Prospectus dated April 30, 1999

      Growth Portfolio is a mutual fund that seeks long-term growth of capital. It invests mainly in common stocks with low price-earnings ratios and better-than-anticipated earnings.
      Shares of the Portfolio are sold only as the underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as the investment under that insurance product.
      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product Prospectus) carefully before you invest and keep them for future reference about your investment.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolio
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           The Portfolio's Objective and Investment Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Objective and Investment Strategies

What Is the  Portfolio's  Investment  Objective?  The Portfolio  seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

What Does the Portfolio Invest In? The Portfolio invests mainly in common stocks. The Portfolio can buy other equity investments, including preferred stocks, rights and warrants and securities convertible into common stocks. The Portfolio can buy securities of U.S. and foreign companies of different capitalization ranges, although there are limits on the Portfolio's investments in foreign securities.

      The Portfolio can also invest (normally, not more than 10% of its net assets) in debt securities, such as U.S. government securities and corporate debt obligations, including corporate bonds rated below investment grade. Convertible debt securities are included in this limit. The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X| How Does the Manager Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Portfolio, the portfolio managers use a disciplined value. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the
strategies described below: |_| The portfolio managers use a quantitative valued-oriented investment discipline to identify undervalued stocks or stocks out of favor in the market that they believe have potential for improved performance. They then conduct "fundamental" analysis of an issuer's business prospects and financial condition to search for stocks that they believe have the best growth potential.
|_| First they use quantitative tools to identify a universe of stocks that have low price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index. Next they search that universe for stocks having characteristics suggesting the potential for improved price performance - for example, better-than-expected earnings reports.
|_| The portfolio managers use internal research and analysis by other market analysts to identify stocks within the selected universe that may provide growth opportunities. The expectation is that the stock will increase in value when the market re-evaluates the issuer's earnings expectations and price/earnings ratio.
           |_| If the P/E ratio of a stock held by the Portfolio moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating (for example, the issuer reports a material earnings disappointment), the portfolio managers will consider selling the stock.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing current income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors. They include changes in general stock market movements (this is referred to as "market risk"), or the change in value of particular stocks because of an event affecting the issuer.

      At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Therefore, it may be subject to the risks that economic, political or other events can have a negative effect on the values of securities of issuers in that particular industry (this is referred to as "industry risk"). The Portfolio's value selection strategy might not produce the desired investment results if the securities selected do not appreciate in value over time. Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk").

      These risks collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Portfolio's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the Portfolio does not concentrate 25% or more of its investments in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time.

      The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio currently focuses its investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio currently emphasizes investments in stocks of U.S. issuers, it will be affected by changes in U.S.
stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio has increased the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Portfolio invests mainly in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

How Risky is the Portfolio Overall? In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down. The
Portfolio does not typically invest to a great extent in income-oriented investments to help cushion the Portfolio's total return from changes in stock prices. The Portfolio generally may be less volatile than aggressive growth stock funds, but its share price may be more volatile than funds that invest in a mix of stocks and bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compared to those of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period from 1/1/99 to 3/31/99, the Portfolio's cumulative return (not annualized) was -1.83%.

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 18.48% (4Q'98) and the lowest return (not annualized) for a calendar quarter was -18.08% (3Q'90).







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Average    Annual
Total     Returns
for  the  periods
ended    December      1 Year          5 Years         10 Years
31, 1998
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Growth Portfolio         8.43%           17.47%           18.02%
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S&P 500 Index           28.60%           24.05%           19.19%
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Merrill     Lynch        9.53%            7.34%            9.35%
Corporate
Government
Master Index
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The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests primarily in stocks, its performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Portfolio may have investments that vary from the index.

The Portfolio's total returns should not be expected to be the same as the returns of other portfolios even if both portfolios have the same portfolio managers and/or similar investment policies as other funds.


About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different types of permitted securities will vary over time based upon the evaluation of economic and market trends by the Manager. The Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      |X| Stock Investments. The Portfolio invests primarily in a diversified portfolio of common stocks of issuers that may be of small, medium or large capitalization, to seek capital growth. The Portfolio can invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Portfolio can buy securities issued by domestic or foreign companies. However, the Portfolio currently emphasizes investments in stocks of U.S. issuers.

      The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations. Securities rated below "Baa" by Moody's or "BBB" by Standard & Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities. However, although many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature, and in that case their rating has less impact on the investment decision than in the case of other debt securities. These investments are subject to the Fund's policy of limiting its debt investments under normal circumstances to not more than 10% of its assets.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.

      Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Portfolio ordinarily does not engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Debt Securities. Under normal market conditions, the Portfolio can invest in debt securities, such as securities issued or guaranteed by the U.S. government or its agencies and federally-chartered corporate entities referred to as "instrumentalities." The Portfolio can also buy foreign government securities, and foreign and domestic corporate bonds and debentures. Normally these investments, including convertible debt securities, are limited to not more than 10% of the Portfolio's net assets.

      The Portfolio can buy debt securities of any maturity and typically holds some short-term notes for liquidity purposes. The Portfolio can buy debt securities that are rated by nationally- recognized rating organizations as well as unrated debt securities assigned an equivalent rating by the Manager. The Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be below-investment grade securities (sometimes called "junk bonds") rated as low as "B" as described in "Stock Investments" above.

           |_| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. U.S. government securities are subject to little credit risk. While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment grade securities.

      These securities may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price when the Portfolio wants to sell them. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities.

           |_| Interest Rate Risks. The prices of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X| Risks of Foreign Investing. The Portfolio can buy securities of companies or governments in any country, developed or underdeveloped. As a fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are:
           |_| issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, |_| assumed or guaranteed by domestic issuers (including Eurodollar securities), or |_| issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.

      While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Portfolio might use may be considered "derivative investments." The Portfolio has limits on the amount of particular types of derivatives it can hold. Currently the Portfolio does not use those types of investments to a significant degree.

           |_| There are Special Risks in Using Derivative Investments. Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Certain derivative investments held by the Portfolio may be illiquid. If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. Using derivatives could increase the volatility of the Portfolio's share prices.


      |X| Hedging. The Portfolio can write exchange-traded covered calls on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Temporary Defensive Investments. In times of unstable market or economic conditions, the Portfolio can invest up to 100% of its assets in temporary defensive investments. Generally they would be high-quality, short-term money market instruments, such as U.S. government securities, highly-rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. To the extent the Portfolio invests defensively in these securities, it may not achieve its investment objective of capital growth.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Portfolio invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Portfolio and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Portfolio's investments and returns.

      The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Portfolio's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Portfolio. The extent of that risk cannot be ascertained at this time.


How the Portfolio Is Managed

The Manager. The Portfolio's investment Manager, OppenheimerFunds, Inc., chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees paid by the Portfolio to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other mutual funds, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. The Portfolio has a portfolio management team consisting of three portfolio managers. The principal portfolio manager, Peter M. Antos, is a Vice President of Panorama Series Fund, Inc. and a Senior Vice President of the Manager. He has been the Portfolio's senior portfolio manager since 1989 and is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in 1996, he was employed by the G.R. Phelps & Co., Inc., the Portfolio's prior investment adviser.

      Portfolio managers Michael C. Strathearn and Kenneth B. White are also Vice Presidents of Panorama Series Fund, Inc. and the Manager and serve as officers and portfolio managers of other mutual funds. Before joining the Manager in 1996, each was employed by Connecticut Mutual Life Insurance Company, the then-parent of G.R. Phelps. They have been portfolio managers of the Portfolio since 1992.

      |X| Advisory Fees. Under the Investment Advisory Agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Portfolio's management fee for its last fiscal year ended December 31, 1998, was 0.52% of average annual net assets.

      |X| Possible Conflicts of Interest. The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.



Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

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Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
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      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.


How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolio or its Transfer Agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The
Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.


Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED DECEMBER 31,
                                                      1998              1997            1996(1)             1995              1994
================================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                 $3.45             $2.98             $2.53             $1.97           $2.08
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Income (loss) from investment operations:
Net investment income                                  .04               .04               .04               .04             .03
Net realized and unrealized gain (loss)                .26               .69               .43               .71            (.04)
                                                   -------           -------           -------           -------         -------
Total income (loss) from investment
operations                                             .30               .73               .47               .75            (.01)

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Dividends and distributions to shareholders:
Dividends from net investment income                  (.04)             (.03)             (.01)             (.04)           (.03)
Distributions from net realized gain                  (.44)             (.23)             (.01)             (.15)           (.07)
                                                   -------           -------           -------           -------         -------
Total dividends and distributions
to shareholders                                       (.48)             (.26)             (.02)             (.19)           (.10)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.27             $3.45             $2.98             $2.53           $1.97
                                                   =======           =======           =======           =======         =======

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                   8.43%            26.37%            18.87%            38.06%          (0.51)%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                    $918,871          $831,371          $586,222          $405,935        $230,195
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                    $877,874          $721,555          $494,281          $303,193(3)     $198,879(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 1.16%             1.38%             1.63%             2.01%           1.87%
Expenses                                              0.53%             0.54%             0.58%             0.66%           0.67%
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Portfolio turnover rate(4)                            97.8%             91.8%             82.5%             69.3%           97.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $853,990,249 and $769,342,848, respectively.

For More Information on the Growth Portfolio:
The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-888-470-0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SEC File No. 811-3255
PR0608.0499  Printed on recycled paper.

                          Appendix to Prospectus of
                 Panorama Series Fund, Inc. - Growth Portfolio


      Graphic material included in the Prospectus of Growth Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Growth Portfolio (the "Fund") depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

--------------------------------------------------
Calendar  Year  Ended     Annual Total Return
12/31
--------------------------------------------------
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1989                            35.81%
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1990                            -7.90%
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1991                            37.53%
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1992                            12.36%
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1993                            21.22%
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1994                            -0.51%
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1995                            38.06%
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1996                            18.87%
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1997                            26.37%
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1998                              8.43%
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           (OppenheimerFunds logo)

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 Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

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Prospectus dated April 30, 1999

      Government Securities Portfolio is a mutual fund that seeks high current income with a high degree of safety of principal. The Portfolio invests primarily in debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities.
      Shares of the Portfolio are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as an investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.











As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                      11
                                       2
Contents

           About the Portfolio
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           The Portfolio's Objective and Investment Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Objective and Investment Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities.

What Does the Portfolio Invest In? U.S. government securities include debt securities that are issued or guaranteed by the United States Treasury, such as Treasury bills, bonds or notes, and securities issued or guaranteed by agencies or federally-chartered corporate entities that are referred to as "instrumentalities" of the U.S. government.

      "U.S. government-related securities" are debt obligations that are fully collateralized or secured by U.S. government securities. That means the U.S. government securities are held to back the payments of interest and repayments of principal. The Portfolio invests significant amounts of its assets in U.S. government-related mortgage-backed securities, such as collateralized mortgage obligations (called "CMO's") and mortgage participation certificates.

      Some of the U.S. government securities the Portfolio buys are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Others are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. All of these different types of securities described in this paragraph have some degree of credit support from the U.S. government and are generally referred to as "U.S. government securities" in this Prospectus.

      The   Portfolio   can  also   invest   up  to  35%  of  its   assets   in
investment-grade debt obligations issued by private issuers, which do not have any credit support from the U. S. government.

      The securities the Portfolio buys may pay interest at fixed or floating rates, or may be "stripped" securities. They may have short, medium or long-term maturities. The Portfolio can use hedging instruments and other derivative investments to try to enhance income and to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X| How Does the Manager Decide What Securities to Buy or Sell? In selecting securities for the Portfolio, the portfolio managers research the universe of U.S. government securities and private-issuer mortgage-related securities and weigh yields and relative values against investment risks. While this process and the inter-relationship of the factors used may change over time and may vary in particular cases, in general, they look for:
|_|   Sectors of the U.S.  government  debt market that they believe offer high relative value,
|_|     Securities  that  have  high  income   potential  to  help  cushion  the
        Portfolio's share price against volatility,
|_|   Securities that are less sensitive to changes in interest rates, and
|_|   Different types of U.S. government and private-issuer securities.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking current income from a Portfolio that also has the goal of preserving capital and invests mainly in U.S. government securities. However, the Portfolio's share price and income levels will fluctuate. The Portfolio's share price and distributions are not backed or guaranteed by the U.S. government. The Portfolio is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors. They include changes in general bond market movements (this is referred to as "market risk"), or the change in value of particular bonds because of an event affecting the issuer (this is known as "credit risk"). Changes in interest rates can also affect the prices of debt securities (this is known as "interest rate risk"). Mortgage-related securities may also be subject to "prepayment risk," which can affect their yields and price volatility.

      These risks collectively form the risk profile of the Portfolio, and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Portfolio's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by not investing too great a percentage of the Portfolio's assets in any one type or issue of debt security (other than direct Treasury obligations, which have little credit risk). However, changes in the overall market prices of securities and their yield can occur at any time. The share price and yield of the Portfolio will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective.

      |X| Interest Rate Risks. Debt securities, including U.S. government securities prior to their maturity, are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the securities may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for longer-term debt securities than for short-term debt securities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

      At times the Portfolio may buy longer-term debt securities to seek higher income. When the average maturity of the Portfolio's portfolio is longer, its share price may fluctuate more when interest rates change. The Portfolio can buy zero-coupon or "stripped" securities, which are particularly sensitive to interest rate changes and the rate of principal payments (and prepayments), and have prices that may go up or down more than other types of debt securities in response to those changes. The Portfolio's share prices can go up or down when interest rates change because of the effect of interest rate changes on the value of the Portfolio's investments in debt securities.

      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. While securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. government have little credit risk and securities issued by other agencies or instrumentalities of the U.S. government generally have low credit risks, securities issued by private issuers may have greater credit risks. If the issuer fails to pay interest, the Portfolio's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares might be reduced.

      |X| There are Special Risks in Using Derivative Investments. The Portfolio can use derivatives to seek increased income or to try to hedge investment risks and preserve capital. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, stripped securities, collateralized mortgage obligations, and structured notes are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. The Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices.

How Risky is the Portfolio Overall? Although U.S. government securities that are backed by the full faith and credit of the U.S. government have little credit risk, prior to their maturity, their values are subject to interest rate risks. Collateralized mortgage obligations and other mortgage-related securities are subject to a number of risks, especially prepayment risks, that can reduce their values. These risks can cause the Portfolio's share price to fluctuate and can affect its yield. The Portfolio is generally less aggressive than other types of fixed-income funds, particularly those that invest in lower-grade securities. It has more risks than a money market fund or a Portfolio that invests only in U.S. Treasury securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the full calendar years since its inception and by showing how the average annual total returns of the Portfolio's shares compare to the returns of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/99 through 3/31/99, the Portfolio's cumulative return (not annualized) was -.80%. Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 6.00% (2nd Q,`95) and the lowest return (not annualized) for a calendar quarter was -3.77% (1st Q,`94).

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Average     Annual
Total  Returns for
the periods  ended                                       Life of
December 31, 1998       1 Year          5 Years         Portfolio
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Government
Securities
Portfolio
(inception:             8.14%            6.29%               7.39%
5/13/92)
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Merrill Lynch
Government Master
Index                   9.85%            7.21%            8.26%*
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* The "life-of-Portfolio" index performance is shown from 4/30/92.

The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests primarily in U.S. government securities, the Portfolio's performance is compared to the Merrill Lynch Government Master Index, an unmanaged composite index of both the Treasury and Agency Master Indices. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of capital gains or transaction costs, and the Portfolio's investments may vary from those in the index.

The Portfolio's total returns should not be expected to be the same as the returns of other OppenheimerFunds, even if the Portfolio has the same Portfolio Manager and/or similar names as the other fund.



About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different types of permitted securities will vary over time based upon the evaluation of economic and market trends by the Manager. The Portfolio might not always hold all of the different types of investments described in this Prospectus.

      o Under normal market conditions, the Portfolio invests at least 65% of its total assets in U.S. government securities and U.S. government-related securities.
      o  U.S.   government   securities   the  Portfolio  buys  are  issued  or
guaranteed by the U.S. government or its agencies or instrumentalities.
      o The Portfolio can also invest up to 35% of its total assets in investment grade debt obligations of private issuers.

      The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

U.S. Government Securities. The Portfolio can invest in a variety of long, medium and short-term securities issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities:

      |X| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Portfolio can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk.

      |X| Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations, such as notes, and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association (called "Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations.

           |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Portfolio can have significant amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced and the Portfolio might have to reinvest the prepayment proceeds at lower interest rates, which could reduce its yield. When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Portfolio's Board of Directors without advance notice to shareholders.

      Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Portfolio can engage in some short-term trading to try to achieve its objective. While portfolio turnover may affect transaction costs the Portfolio pays, in most cases it does not pay brokerage commissions on debt securities it buys. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.


Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Private-Issuer Debt Securities. While the Portfolio can invest a substantial portion of its assets in securities issued by private issuers, currently is does not do so to a significant degree. These debt obligations must be "investment-grade", which means that if they are rated, they must be rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Rating Service or that have a comparable rating by another rating organization. If they are unrated, the Portfolio can buy them only if they are assigned a rating comparable to investment-grade by the Manager.

           A reduction in the rating of a security after its purchase by the Portfolio will not automatically require the Portfolio to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Portfolio's portfolio.

           |_| Private-Issuer Mortgage-Backed Securities. The Portfolio can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMO's, discussed above, although in some cases they may be supported by insurance or guarantees. Primarily, these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. The Portfolio's investments in privately-issued mortgage-related securities are limited to those rated in the two highest rating categories of a national rating organization (or unrated securities having a comparable rating assigned by the Manager).

           |_| Asset-Backed Securities. The portfolio can buy asset-backed securities which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations, that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks, and the risks of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government and corporate debt securities the Portfolio can buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMO's or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, collateralized mortgage obligations and other mortgage-related securities, as well as exchange-traded options, futures contracts and other hedging instruments the Portfolio can use may be considered "derivative investments." In addition to using hedging instruments, the Portfolio can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and securities market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by the Portfolio may be illiquid.

      |X| Hedging. The Portfolio can buy and sell certain kinds of futures contracts and call options, including options on futures and debt securities indices. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging investments in seeking its goal.

      The Portfolio could buy and sell options and futures for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates.

      Some of these strategies would hedge the Portfolio's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Portfolio's exposure to the securities market. Writing covered call options might also provide income to the Portfolio for liquidity purposes or to raise cash to distribute to shareholders.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Portfolio invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Portfolio and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Portfolio's investments and returns.

      The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Portfolio's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Portfolio. The extent of that risk cannot be ascertained at this time.

How the Portfolio Is Managed

The Manager. The Portfolio's investment Manager, OppenheimerFunds, Inc., chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees paid by the Portfolio to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other mutual funds, with assets of more than $100 billion as of March 31, 1999 and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

|X| Portfolio Managers. The portfolio managers of the Portfolio are John Kowalik and David Negri. Each of them is a Vice-President of Panorama Series Fund and a Senior Vice President of the Manager. Mr. Kowalik became a portfolio manager of the Portfolio on October 27, 1998. Prior to joining the Manager in July 1998, he was Managing Director and senior portfolio manager for Prudential Investments Global Fixed Income Group. Mr. Negri became a portfolio manager of the Portfolio in March 1996. He has benn a portfolio manager for the Manager since July 1988. Each is also an officer and portfolio manager of other mutual funds.

|X| Advisory Fees. Under the Investment Advisory Agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.525% of the first $300 million of average daily net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Portfolio's management fee for its last fiscal year ended December 31, 1998 was 0.52% of average daily net assets.

|X|    Possible  Conflicts  of  Interest.  The  Portfolio  offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

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Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
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      |_| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolio or its Transfer Agent to request redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The
Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                                YEAR ENDED DECEMBER 31,
                                                      1998              1997              1996(1)         1995                1994
================================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                 $1.11             $1.09             $1.07            $0.95            $1.06
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .06               .07               .07              .06              .06
Net realized and unrealized gain (loss)                .03               .02              (.05)             .12             (.11)
                                                   -------           -------           -------          -------          -------
Total income (loss) from investment
operations                                             .09               .09               .02              .18             (.05)
--------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                  (.07)             (.07)               --(2)          (.06)            (.06)
                                                   -------           -------           -------          -------          -------
Total dividends to shareholders                       (.07)             (.07)               --             (.06)            (.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.13             $1.11             $1.09            $1.07            $0.95
                                                   =======           =======           =======          =======          =======

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   8.14%             8.82%             1.93%           18.91%           (4.89)%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                     $24,923           $23,719           $23,236          $24,309          $18,784
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                     $24,044           $23,034           $23,880          $23,157(4)       $17,589(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 5.64%             5.96%             6.11%            6.08%            6.04%
Expenses                                              0.68%             0.67%             0.62%            0.71%            0.85%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            43.1%              0.0%              6.0%            54.7%           102.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $9,974,241 and $8,600,233, respectively.

For More Information about Government Securities Portfolio: The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-888-470-0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.



SEC File No. 811-3255
PR613.0499 Printed on recycled paper.

                            Appendix to Prospectus of
                         Government Securities Portfolio


      Graphic  material  included in the  Prospectus of  Government  Securities
Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Government Securities Portfolio depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the calendar years since the Portfolio's inception. Set forth below are the relevant data points that will appear in the bar chart:


----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1993                        10.98%
----------------------------------------
----------------------------------------
1994                        -4.89%
----------------------------------------
----------------------------------------
1995                        18.91%
----------------------------------------
----------------------------------------
1996                         1.93%
----------------------------------------
----------------------------------------
1997                         8.82%
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1998                         8.14%
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                                               (OppenheimerFunds logo)

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 Total Return Portfolio
A Series of Panorama Series Fund, Inc.

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Prospectus dated April 30, 1999

      Total Return Portfolio is a mutual fund that seeks to maximize total investment return by allocating its assets among investments in stocks, corporate bonds, U.S. government securities and money market instruments.

      Shares of the Portfolio are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as an investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolio
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           The Portfolio's Objective and Investment Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Objective and Investment Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

What Does the Portfolio Invest In? The Portfolio invests mainly in common stocks, corporate bonds, U.S. government securities (including mortgage-related securities), and short-term notes. The Portfolio's investment Manager, OppenheimerFunds, Inc., can allocate the Portfolio's investments among these different types of securities in different proportions at different times to seek the Portfolio's goal. That allocation is based on the Manager's judgment of where the best opportunities are after evaluating market and economic conditions.

      Normally, at least 25% of the Portfolio's total assets will be invested in fixed income senior securities. Otherwise, the Portfolio is not required to allocate its investments among stocks, corporate bonds, U.S. government securities and money market instruments in any fixed proportion and the relative weighting of those asset classes in the Portfolio's holdings will change over time. Therefore, the Portfolio might have some of its assets invested in each asset class or it might not invest in certain asset classes at times.

o Stocks. The Portfolio can buy a variety of domestic and foreign stocks and other equity investments, including common and preferred stocks, warrants and securities convertible into common stock. The Portfolio can buy securities of companies of different market capitalization ranges. There are limits on the Portfolio's investments in foreign securities.

o     Debt  Securities.   The  Portfolio  can  invest  in  a  variety  of  debt
        securities, including
securities issued or guaranteed by the U.S. government and its agencies and federally-chartered corporate entities referred to as "instumentalities." The
Portfolio can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government or private issuers. It can also buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The Portfolio can buy bonds rated below investment grade (these are commonly called "junk bonds"), but currently limits these investments to not more than 5% of its assets.

o     Money  Market   Instruments.   The   Portfolio   can  hold  money  market
        instruments, such
as short-term U.S. government securities, commercial paper and bank instruments as part of its normal investment program, or for cash management purposes or as a defensive investment when the Manager believes that the securities markets are unstable.

      The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.


      |X| How Does the Manager Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Portfolio, the portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Portfolio's investments over different asset classes. In selecting stocks for the portfolio, the portfolio managers use a disciplined value investment style. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below: |_| The portfolio managers use a quantitative analysis of the equity and debt securities markets to help determine the allocation of the Portfolio's investments among the asset classes. They analyze market trends, general economic data and relative performance of the asset classes in which the Portfolio can invest. For example, during periods of slowing corporate growth rates, they might shift more assets to bonds and other fixed-income securities.
|_| In selecting stocks, they use value investing techniques to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index.
|_|   The portfolio  managers use both quantitative and fundamental  analytical tools, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings than analysts have expected (this
           is  called   "positive   earnings   surprise")  or  other  favorable
           characteristics.  The expectation is that these stocks will increase
           in  value  when  the  market   re-evaluates   the  issuers  and  the
           price/earnings ratios of their stocks.
|_| If the P/E ratio of a stock held by the Portfolio moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if the issuer's business fundamentals deteriorate, the portfolio managers will consider selling the stock.
|_| In selecting bonds, the portfolio managers normally expect that portion of the Portfolio's investment holdings to have an average maturity (measured on a dollar-weighted basis) of between 6 and 14 years.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Portfolio invests a portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors. They include changes in general stock and bond market movements (this is referred to as "market risk"), or the change in value of particular bonds because of an event affecting the issuer (this is referred to as "credit risk"). The Portfolio's value selection strategy might not produce the desired investment results if the securities selected do not appreciate in value over time. Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk"). The Manager's allocation of the Portfolio's assets in a particular asset class or classes might produce a lower total return than if other alternatives had been selected.

      These risks collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the Portfolio does not concentrate 25% or more of its investments in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time.

      The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective.

|X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio typically has substantial investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio's investments are in stocks of U.S. issuers, its share price will be affected by changes in U.S. stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio has increased the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Portfolio invests in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Portfolio's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Portfolio's shares may be reduced. While the Portfolio's investments in U.S. government securities are subject to little credit risk, the Portfolio's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |X| Interest Rate Risks. The prices of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, the Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose the portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

      |X| There are Special Risks in Using Derivative Investments. The Portfolio can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities and CMOs, asset-backed securities and "stripped" securities are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. The Portfolio has limits on the amounts of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices.

How Risky is the Portfolio Overall? In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down as a result. The Portfolio's income-oriented investments may help cushion the Portfolio's total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change. The Portfolio seeks to reduce the effects of these risks by diversifying its investments over different asset classes. The Portfolio may be less volatile than funds that invest only in stocks but may be more volatile than funds that invest solely in investment grade bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compare to those of broad-based market indices. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period from 1/1/99 to 3/31/99, the Portfolio's cumulative return (not annualized) was -1.54%.

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 12.35% (4'Q'98) and the lowest return (not annualized) for a calendar quarter was -8.36% (3'Q'90).

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Average    Annual
Total     Returns
for  the  periods
ended    December      1 Year          5 Years         10 Years
31, 1998
--------------------------------------------------------------------
--------------------------------------------------------------------
Total      Return       10.90%           12.14%           13.72%
Portfolio
--------------------------------------------------------------------
--------------------------------------------------------------------
S&P 500 Index           28.60%           24.05%           19.19%
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--------------------------------------------------------------------
Merrill     Lynch
Corporate/               9.53%            7.34%            9.35%
Gov't      Master
Index
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The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests in stocks and bonds, its performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Portfolio may have investments that vary from the indices.

The Portfolio's total returns should not be expected to be the same as the returns of other funds, even if they both have the same portfolio managers and/or similar investment policies as other funds..



About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different types of permitted securities will vary over time based upon the evaluation of economic and market trends by the Manager. The Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      |X| Stocks and Other Equity Investments. The Portfolio can invest in the equity securities of issuers that may be of small, medium or large capitalization, to seek total investment return. The Portfolio's stock investments mainly are common stocks but it can also invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Portfolio can buy securities issued by domestic or foreign companies. However, the Portfolio's investments in stocks are currently focused on those of U.S. issuers.

           |_| Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities. The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations or, if they are unrated, assigned by the Manager. Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment grade securities.

      |X| Corporate Bonds and U.S. Government Securities. The Portfolio can buy debt securities that are rated by nationally-recognized rating organizations as well as unrated securities assigned an equivalent rating by the Manager. The Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be securities that are below investment grade (sometimes called "junk bonds"), rated as low as "B," as described above in "Convertible Securities." The Portfolio does not invest more than 10% of its total assets in unrated debt securities.

      While the Portfolio can invest as much as 20% of its total assets in lower-grade securities, currently it does not intend to invest more than 5% of its total assets in these investments. While the Portfolio is not required to sell a bond that falls below that rating after the Portfolio buys it, the Manager will monitor the Portfolio's holdings to determine whether to sell these securities.

           |_| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. While investment-grade securities are subject to risks of non-payment of principal and interest, in general higher-yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment-grade securities. U.S. government securities are subject to little credit risk. Because the Portfolio can invest in securities rated below investment grade to seek high income, the Portfolio's credit risks are greater than those of Portfolios that buy only investment grade bonds.
      Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These securities may be subject to greater market fluctuations than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities, and it might not earn the income it expects.

           |_| U.S. Government Securities. The Portfolio can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this Prospectus.

o     U.S.   Treasury   Obligations.   These  include  Treasury  bills  (having
             maturities of
one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Portfolio can buy U. S. Treasury securities that have been "stripped" of the interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to maturity are subject to interest rate risk.

o     Obligations  of U.S.  Government  Agencies  or  Instrumentalities.  These
             include
direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

o     Mortgage-Related  U.S.  Government  Securities.  The  Portfolio  can  buy
             interests
in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's total return.


      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

           |_| Private-Issuer Mortgage-Backed Securities. The Portfolio can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMOs, discussed above, although in some cases they may be supported by insurance or guarantees. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.

           |_| Asset-Backed Securities. The Portfolio can buy asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks, and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X|  Money  Market  Instruments  and  Short-Term  Debt  Securities.   The
Portfolio can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:
           |_| Money market instruments, which in general are debt obligations rated in the top two rating categories of national rating organizations (or that are unrated instruments that have equivalent ratings assigned by the Manager). Examples include commercial paper of domestic issuers or foreign companies (if the foreign issuers have assets of $1 billion or more).
           |_|  Short-term   debt   obligations  of  the  U.S.   government  or
corporations.
           |_| Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances.

      The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, this strategy might help preserve principal but might reduce opportunities to seek growth of capital as part of the Portfolio's objective of total return. Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. Under abnormal market conditions, the Portfolio could invest up to 100% of its assets in those instruments for defensive purposes.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is a not a fundamental policy, but will not be changed by the Portfolio's Board of Directors without advance notice to shareholders.

      Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Portfolio ordinarily does not engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Foreign Investing. The Portfolio can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are: |_| issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
|_|   assumed  or  guaranteed  by  domestic   issuers   (including   Eurodollar
             securities), or
|_| issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.

      While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, mortgage-related securities, inverse floaters, CMOs and certain hedging instruments the Portfolio might use may be considered "derivative investments."

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by the Portfolio may be illiquid.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Portfolio buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for the Portfolio to dispose of its holdings at an acceptable price.

      |X| Hedging. The Portfolio can write exchange-traded covered call options on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Portfolio invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Portfolio and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Portfolio's investments and returns.

      The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Portfolio's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Portfolio. The extent of that risk cannot be ascertained at this time.

How the Portfolio Is Managed

The Manager. The Portfolio's investment Manager, OppenheimerFunds, Inc., chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees paid by the Portfolio to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other mutual funds, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. The Portfolio has a portfolio management team consisting of five portfolio managers. The principal portfolio manager, Peter M. Antos, is a Vice President of Panorama Series Fund, Inc. and a Senior Vice President of the Manager. He has been the Portfolio's senior portfolio manager since 1989 and is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in 1996, he was employed by the G.R. Phelps & Co., Inc., the Portfolio's prior investment adviser, and its parent, Connecticut Mutual Life Insurance Company.

      Portfolio managers Stephen F. Libera, Michael C. Strathearn, Kenneth B. White and Arthur J. Zimmer are also Vice Presidents of Panorama Series Fund, Inc. Mr. Zimmer is a Senior Vice President of the Manager. Messrs. Libera, Strathearn and White are Vice Presidents of the Manager. Each serves as an officer and portfolio manager of other Oppenheimer funds. Before joining the Manager in 1996, Messrs. Libera, Strathearn and White were employed as portfolio managers by Connecticut Mutual Life Insurance Company. Their tenure as portfolio managers of the Portfolio is as follows: Mr. Libera since 1982, Mr. Strathearn since 1988, Mr. White since 1992, and Mr. Zimmer since 1996.

      |X| Advisory Fees. Under the Investment Advisory Agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $600 million of average daily net assets of the Fund, and 0.450% of average daily net assets in excess of $600 million. The Portfolio's management fee for its last fiscal year ended December 31, 1998, was 0.53% of average annual net assets for each class of shares.

      |X| Possible Conflicts of Interest. The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


Investing In The Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

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Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
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      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its Transfer Agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The
Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,
                                                       1998            1997               1996(1)           1995              1994
===================================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                  $2.00           $1.91              $1.75             $1.51             $1.65
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Income (loss) from investment operations:
Net investment income                                   .06             .07                .07               .07               .06
Net realized and unrealized gain (loss)                 .14             .25                .11               .30              (.09)
                                                    -------         -------            -------           -------           -------
Total income (loss) from investment
operations                                              .20             .32                .18               .37              (.03)

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Dividends and distributions to shareholders:
Dividends from net investment income                   (.07)           (.07)              (.01)             (.07)             (.06)
Distributions from net realized gain                   (.22)           (.16)              (.01)             (.06)             (.05)
                                                    -------         -------            -------           -------           -------
Total dividends and distributions
to shareholders                                        (.29)           (.23)              (.02)             (.13)             (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.91           $2.00              $1.91             $1.75             $1.51
                                                    =======         =======            =======           =======           =======

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                   10.90%          18.81%             10.14%            24.66%            (1.97)%

===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                        $1,344          $1,279             $1,122              $994              $742
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Average net assets
(in millions)                                        $1,299          $1,208             $1,058              $864(3)          $687(3)
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Ratios to average net assets:
Net investment income                                  3.30%           3.57%              4.12%             4.48%             4.21%
Expenses                                               0.55%           0.55%              0.55%             0.59%             0.56%
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Portfolio turnover rate(4)                             92.5%          103.5%             104.3%             62.3%             88.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,069,202,081 and $1,113,803,553, respectively.

For More Information on the Total Return Portfolio:
The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

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How to Get More Information:


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-888-470-0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.


SEC File No. 811-3255
PR0609.0499  Printed on recycled paper.

                            Appendix to Prospectus of
                             Total Return Portfolio


      Graphic material included in the Prospectus of Total Return Portfolio:
"Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Total Return Portfolio (the "Portfolio") depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

--------------------------------------------------
Calendar  Year  Ended     Annual Total Return
12/31
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1989                            22.98%
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1990                             0.50%
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1991                            28.79%
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1992                            10.21%
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1993                            16.28%
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1994                            -1.97%
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1995                            24.66%
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1996                            10.15%
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1997                            18.81%
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1998                            10.90%
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                                          [OppenheimerFunds logo]

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 Panorama Series Fund, Inc.
      LifeSpan Capital Appreciation Portfolio
      LifeSpan Balanced Portfolio
      LifeSpan Diversified Income Portfolio

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Prospectus dated April 30, 1999

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The LifeSpan Funds are three mutual funds that use a strategic asset allocation process to seek their goals, using two broad asset classes stocks and bonds.

      LifeSpan Capital Appreciation Portfolio seeks capital appreciation to make your investment grow. It emphasizes investments in common stocks, but holds some bonds.

      LifeSpan Balanced Portfolio seeks a blend of capital appreciation and income. It allocates its investments among common stocks and bonds, with a slightly stronger emphasis on common stocks.

      LifeSpan Diversified Income Portfolio seeks high current income with opportunities for capital appreciation. It emphasizes investments in bonds and other fixed income securities, but holds some stocks.

      Shares of the Portfolios are sold only as underlying investments for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolios as investments under that insurance product.

      This Prospectus contains important information about the Portfolios' objectives, their investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios' securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolios
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           The Portfolios' Objectives and Investment Strategies

           Main Risks of Investing in the Portfolios

           The Portfolios' Past Performance

           About the Portfolios' Investments

           How the Portfolios are Managed


           Investing in the Portfolios
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolios

The Portfolios' Objectives and Investment Strategies

Each LifeSpan Portfolio seeks its objective by allocating its assets between two broad asset classes - stocks and bonds - within specified ranges. The "stock" class includes all types of equity securities, such as common stocks, preferred stocks, warrants and other securities convertible into common stocks. The "bond" class includes a variety of debt securities, such as long-term and short-term corporate and government debt securities, mortgage-related obligations, and notes.

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What Is the Capital Appreciation Portfolio's Investment Objective? This Portfolio seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.
-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
What Is the Balanced Portfolio's Investment Objective?  This Portfolio seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds, with a slightly stronger emphasis on stocks.
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-------------------------------------------------------------------------------

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What Is the Diversified Income Portfolio's Investment Objective? This Portfolio seeks high current income, with opportunities for capital appreciation, by investing in a strategically allocated portfolio consisting primarily of bonds.
-------------------------------------------------------------------------------

What does each Portfolio Invest In? The Portfolios allocate their assets among four market components within their stock holdings and three components within their bond holdings. The percentage range of assets of a Portfolio's allocation to a particular component of the stock and bond classes is determined by the Portfolios' investment Manager, OppenheimerFunds, Inc., and the ranges may vary over time. These components have been selected by the Manager to provide each Portfolio an additional level of asset diversification, to seek higher returns and lower overall share price volatility.

      The components include style-based characteristic (some assets are invested using a "value" style, for example) and maturity characteristics (short-term bonds, for example) as well as foreign and domestic characteristics. These components of the Portfolios' investment holdings and the asset allocation strategy they use are described below.

      There is no requirement that the Manager allocate a Portfolio's assets among all stock or bond components at all times. At times, some of the Portfolios might not allocate any of their assets to a particular component, depending on the Manager's judgment of where the best opportunities are for a Portfolio to seek its objective. The asset allocation ranges are described more completely below. In general, however,

o Capital Appreciation Portfolio currently invests mainly in domestic and foreign common stocks, as well as some preferred stocks and other equity securities, but also buys some corporate bonds and notes, U.S. Government securities and lower-grade high-yield securities, sometimes called "junk bonds."

o Balanced Portfolio currently invests predominantly in common stocks and other equity securities, and normally holds a higher portion of its assets in corporate and government bonds, including high-yield bonds, than Capital Appreciation Portfolio.

o Diversified Income Portfolio currently emphasizes investments in bonds, including U.S. government securities, mortgage-related and asset-backed securities, and corporate bonds, including high-yield bonds, with some common stocks.

      Each Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolios' Investments," below.

      |X| How Does the Manager Decide Each Portfolio's Asset Allocation? The Manager determines the weightings of each Portfolio's investments in the different components of the stock and bond asset classes on the basis of a percentage of the Portfolio's assets. There is a "normal" allocation percentage as well as a percentage "range" within which the amount of assets assigned to a particular component can be realigned periodically. The portfolio managers of each Portfolio's stock component can also invest a portion of that component's assets in bonds when the portfolio manager determines that increased flexibility is desirable to enhance the potential for appreciation or income.

      The Manager periodically reviews the overall domestic and foreign stock and bond markets, using economic and market research reports from a variety of sources as well as its own research and analysis, to determine for each Portfolio where the best opportunities may be to seek its goal. The Manager then further refines that review, looking at the components of the stock and bond classes to determine the percentage of each Portfolio's assets to assign to each component. The Manager may or may not rebalance the asset allocations quarterly to realign them in response to changes in market conditions.

      The chart below shows the asset classes and their components, and the percentage of assets of each Portfolio that the Manager has currently allocated to each component, showing the normal allocation and the potential range of allocations. These percentages apply at the time particular securities are selected for a Portfolio.

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                Capital           Balanced          Diversified
Asset Class     Appreciation      Portfolio         Income Portfolio
and Components  Portfolio
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                Normal            Normal            Normal
                AllocationRange   Allocation Range  AllocationRange
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Stocks            80%    70 - 90%    60%    50 -      25%    15 - 35%
                                              70%
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International     20%    15 - 25%    15%    5 - 20%    0%       0%
----------------------------------------------------------------------
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Value/Growth      20%    15 - 30%    15%    10 -       0%       0%
                                              25%
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Growth/Income     20%    15 - 30%    15%    10 -      25%    15 - 35%
                                              25%
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Small Cap         20%    15 - 25%    15%    5 - 20%    0%       0%
----------------------------------------------------------------------
Bonds             20%    10 - 30%    40%    30 -      75%    65 - 85%
                                              50%
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Government/Corpora10%    5 - 15%     15%    10 -      35%    30 - 45%
                                              25%
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High Yield        10%    5 - 15%     15%    5 - 20%   15%    5 - 20%
----------------------------------------------------------------------
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Short-Term         0%       0%       10%    5 - 20%   25%    15 - 30%
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      The Manager's portfolio managers are responsible for investing the assets of a Portfolio assigned to certain components of the stock and bonds classes, and the Manager has hired three sub-advisors to manage assets of the Portfolios assigned to certain other components of those classes.

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Portfolio Component                 Investment Advisor/Sub-Advisor
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International Stocks                Babson-Stewart              Ivory
                                    International
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Value/Growth Stocks                 OppenheimerFunds, Inc.
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Growth/Income Stocks                OppenheimerFunds, Inc.
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Small Cap Stocks                    Pilgrim Baxter & Associates, Ltd.
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Government/Corporate Bonds          OppenheimerFunds, Inc.
----------------------------------------------------------------------
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High-Yield Bonds                    Credit Suisse Asset Management
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Short-Term Bonds                    OppenheimerFunds, Inc.
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Who Are the Portfolios Designed For? The shares of the Portfolios are available only as investment options under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. While each Portfolio is a diversified fund using a broad asset allocation investment strategy, none of the Portfolios is a complete investment program.

o Capital Appreciation Portfolio is designed primarily for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for an aggressive growth fund focusing on common stock investments. It is not likely to have a substantial amount of current income.

o Balanced Portfolio is designed primarily for investors seeking total investment return over the long term from capital growth and income, from a portfolio investing mainly in common stocks but with a substantial portion of its assets normally invested in bonds. While this mix of assets is intended to reduce overall share price volatility, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments, as well as credit risks that affect bonds and the price fluctuations that can occur when interest rates change.

o Diversified Income Portfolio is designed for investors seeking current income and who have a lower tolerance for the risk of share price volatility. However, the Portfolio's share price and income levels will fluctuate and it is not designed for investors needing an assured level of current income.


Main Risks of Investing in the Portfolios

      All investments carry risks to some degree. A Portfolio's investments are subject to changes in their value from a number of factors. Investments in stocks can be volatile and are subject to changes in general stock and bond market movements (this is referred to as "market risk"), or the change in the value of particular stocks or bonds because of an event affecting the issuer (in the case of bonds, this is known as "credit risk"). High-yield, lower grade bonds (commonly called "junk bonds") are subject to greater credit risks than investment-grade securities. There may be events or changes affecting particular industries that might be emphasized in a Portfolio's portfolio (this is referred to as "industry risk").

      Each Portfolio can also buy foreign securities. Therefore, the Portfolios will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular foreign countries. Changes in interest rates can also affect bond prices (this is known as "interest rate risk"). Small cap stocks are subject to greater price volatility than stocks of larger issuers. For components employing a value investment style, it is possible that the strategy will be unsuccessful and the stock price will not increase.

      These risks collectively form the risk profile of the Portfolios, and can affect the value of a Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolios. When you redeem your shares, they may be worth more or less than what you paid for them.

      The investment Manager, OppenheimerFunds, Inc., and the Sub-Advisors it employs, try to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. Each Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, each Portfolio does not concentrate 25% or more of its assets in investments in any one industry.

      However, changes in the overall market prices of securities can occur at any time. The share price of each Portfolio will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that a Portfolio will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because Capital Appreciation Portfolio and Balanced Portfolio normally invest a substantial percentage of their assets in common stocks, the share prices of those Portfolios will be particularly affected by changes in the stock markets. Market risk will affect a Portfolio's net asset value per share, which will fluctuate as the values of their investment securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Portfolio has increased the relative emphasis of its investments in a particular industry, its share values might fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Portfolios can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

      |X| Risks of Foreign Investing. Each Portfolio can buy foreign securities, including securities of issuers in developed and underdeveloped countries. While foreign securities offer special investment opportunities, there are also special risks, which will be relatively greater for Capital Appreciation Portfolio and Balanced Portfolio, because they normally buy foreign stocks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

           |_| Special Risks of Emerging Markets. Securities of issuers in emerging markets present risks not found in more mature markets. They may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. These countries may have less developed trading markets and exchanges. Settlements of trades may be subject to greater delays so that a Portfolio might not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, a Portfolio's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares might be reduced. While investments in U.S. government securities are subject to little credit risk, other debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default that could reduce a Portfolio's share price. That risk will be relatively greater for Diversified Income
Portfolio and Balanced Portfolio, because of their greater focus on debt securities, than for Capital Appreciation Portfolio.

           |_| Special Risks of Lower-Grade Securities. Because each Portfolio invests a portion of its assets in securities rated below investment-grade, each Portfolio's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Portfolio's share prices and the income it earns.

      |X| Interest Rate Risks. The prices of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will typically be greater for longer-term debt securities than shorter-term debt securities. A Portfolio's share price can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities. That risk will normally be greater for Diversified Income Portfolio and Balanced Portfolio, because of their greater focus on debt securities than Capital Appreciation Portfolio.


      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall), and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. A Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, a Portfolio might buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium it paid.

      These risks will be relatively greater for Diversified Income Portfolio and to some extent Balanced Portfolio, because they normally invest a larger percentage of their assets in mortgage-related securities than Capital Appreciation Portfolio.

      |X|  There  Are  Special  Risks  in  Using  Derivative  Investments.  Each
Portfolio can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives the Portfolios can use. The Portfolios are not required to use them in seeking their goals and currently do not use these types of investments to a substantial degree.

      If the issuer of the derivative does not pay the amount due, a Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager of the Portfolio expected it to perform. If that happens, the Portfolio's share price could decline. Each Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause a Portfolio to lose money on its investment and/or increase the volatility of its share prices.

How Risky are the Portfolios Overall? The overall risks and relative risks of the three Portfolios will vary over time as their asset allocations change.

o Capital Appreciation Portfolio focuses its investments on stocks for long-term growth and in the short term, the stock markets can be volatile. Therefore the price of the Portfolio's shares can go up and down substantially. The Portfolio generally does not use income-oriented investments to the same degree as Balanced Portfolio or Diversified Income Portfolio to help cushion its share price from stock market volatility, and generally is expected to be more volatile in the short term than those other Portfolios while offering greater opportunities for higher long-term total returns.

o Balanced Portfolio also invests in stocks, but to a lesser extent than Capital Appreciation Portfolio, so that its exposure to risks of short-term volatility from stock investments is expected to be relatively less. The Portfolio's greater emphasis on income-oriented investments may help cushion its total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change. The Portfolio offers the opportunity for more moderate overall risks and returns than Capital Appreciation Portfolio.

o Diversified Income Portfolio has greater exposure to interest rate risks and credit risks than Capital Appreciation Portfolio or Balanced Portfolio but less exposure to the potential short-term volatility of stock prices. Its investments in U.S. government securities have little credit risk. However, corporate and foreign government bonds the Portfolio can invest in are subject to credit and interest rate risk that can affect their values and the Portfolio's share prices. The Portfolio is generally expected to be less volatile overall than the other Portfolios, although its investments are not expected to offer the same opportunity for high total returns.

An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Portfolios' Past Performance

The bar charts and table below show one measure of the risks of investing in the Portfolios, by showing changes in each Portfolio's performance from year to year for the full calendar years since each Portfolio's inception and by showing how the average annual total returns of the Portfolios' shares compare to those of relevant broad-based market indices. A Portfolio's past investment performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


Charges that apply to separate accounts investing in the Portfolios are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

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                      Cumulative    Highest/Lowest Quarterly Returns
    Portfolio         Return for    Since Inception (Not Annualized)
                   Period 1/1/99 -
                       3/31/99
                   (Not Annualized)
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----------------------------------------------------------------------
                                        Highest           Lowest
----------------------------------------------------------------------
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Capital                -2.23%          12.40% (4thQ'9-11.03%
Appreciation                                            (3rdQ'98)
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----------------------------------------------------------------------
Balanced               -1.63%           9.91% (2ndQ'97) -8.59% (3rdQ'98)
----------------------------------------------------------------------
----------------------------------------------------------------------
Diversified Income      -.85%           4.76% (2ndQ'97)  0.00% (3rdQ'98)
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 Average Annual Total
 Returns for the periods         1 Year         Life of Portfolio*
 ended December 31, 1998
 -------------------------------------------------------------------
 -------------------------------------------------------------------

 Capital Appreciation             6.49%               13.11%
 Portfolio
 -------------------------------------------------------------------
 S&P 500 Index                   28.60%               28.91%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Wilshire 5000 Index             23.43%               25.65%
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 Balanced Portfolio               6.17%               11.39%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 S&P 500 Index                   28.60%               28.91%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Lehman Bros. Corp/Gov't          9.47%                8.38%
 Bond Index
 -------------------------------------------------------------------
 Diversified Income               4.88%                9.02%
 Portfolio
 -------------------------------------------------------------------
 Lehman Brothers
 Intermediate                     8.44%                7.42%
 Gov't/Corp. Bond Index
 -------------------------------------------------------------------
* Inception date of each Portfolio: 9/1/95. The index performance for the indices is shown from 8/31/95.

The returns of each Portfolio in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Each Portfolio's performance is compared to a primary and, in certain cases, a secondary, broad-based market index that reflects the performance of the overall securities market in which the Portfolio invests. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs, and that each Portfolio's investments vary from those in the indices.

The performance of a Portfolio should not be expected to be the same as that of other Oppenheimer funds even if the Portfolio has the same portfolio manager and similar investment policies as the other fund.


About the Portfolios' Investments

The Principal Investment Policies of the Portfolios. The allocation of each Portfolio's investments between stocks and bonds and allocation ranges of each component of the Portfolios has been described above. The particular securities each Portfolio component holds will vary over time based upon the evaluation of economic and market trends by the Manager or the Sub-Advisor that manages the particular component of a Portfolio. A Portfolio might not always hold all of the different types of investments described below. The Statement of Additional Information contains more detailed information about each Portfolio's investment policies and risks.

How Do the Portfolio Managers Decide What Securities to Buy or Sell? The portfolio managers employed by the Manager or by the Sub-Advisors use a variety of investment styles and disciplines in selecting individual securities for the component of each Portfolio's assets that they manage. In each case, the investment process and the interrelationship of the factors used by the portfolio managers may change over time and its implementation may vary in particular cases.

      |X| International Stock Component. Babson-Stewart Ivory invests the assets of the international components of Capital Appreciation Portfolio and Balanced Portfolio in common stocks and other equity securities of companies located outside the United States. The component will invest mainly in seasoned issuers whose shares are listed on foreign stock exchanges. A portion of the assets allocated to this component can be invested in corporate bonds and government securities of foreign issuers, and cash and short-term instruments. They can invest up to 25% of the assets of this component in equity and debt securities of companies based in emerging markets.

      Babson-Stewart evaluates investment opportunities on a company-by-company basis. They look primarily for foreign companies with high growth potential using a "bottom-up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of overall market and economic trends affecting entire markets. This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is a part.

      In seeking broad diversification of the international stock component of a Portfolio, Babson-Stewart currently searches for:
o Companies that enjoy a strong competitive position and high demand for their products;
o Companies that participate in markets with substantial barriers against entry by potential competitors;
o     Well-financed companies that are entering a growth cycle; and
o Companies with consistent earnings growth and cash flow and stocks selling at attractive prices.

      |X| Value/Growth Stock Component. OppenheimerFunds, Inc. invests the assets of the value/growth stock components of Capital Appreciation Portfolio and Balanced Portfolio mainly in common stocks of issuers with low price-earnings ratios or other characteristics indicating that the stocks are currently undervalued in the market. Up to 15% of this component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States and in American Depository Receipts
(ADRs) for foreign stocks. A portion of the assets allocated to this component can be invested in cash and short-term instruments.

o The portfolio managers use a quantitative value-oriented investment discipline to identify undervalued stocks or stocks out of favor in the market that they believe have potential for improved performance They then conduct "fundamental" analysis of an issuer's business prospects and financial condition to search for stocks that they believe have the best growth potential.
o In selecting stocks, they use quantitative tools to identify a universe of stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index. Next they search that universe for stocks having characteristics suggesting the potential for improved price performance - for example, better-than-expected earnings reports.
o They use internal research and analysis by other market analysts to identify stocks within the selected universe that may provide growth opportunities. The expectation is that the stock will increase in value when the market re-evaluates the issuer's earnings expectations and P/E ratio.
o If the P/E ratio of a stock held in this component moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating, the portfolio managers will consider selling the stock.

      |X| Growth/Income Stock Component. OppenheimerFunds, Inc. invests the assets of the growth/income stock components of each Portfolio in common stocks with low price-earnings ratios and better-than-market-average dividend yields. Up to 15% of this component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of this component's assets can be invested in investment-grade or below-investment-grade convertible securities, corporate bonds and U.S. government securities, as well as cash and short-term debt instruments.

o In selecting securities for the growth/income component, the portfolio managers use a disciplined value investment style.
o In selecting stocks, the portfolio managers use quantitative tools to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower P/E ratios compared, for example, to the P/E ratio of the S&P 500 Index.
o Next they use internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that they believe will have better-than-expected earnings.
o If the P/E ratio of a stock held in this component moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating or the stock's dividend yield drops well below that of the average stock, the portfolio managers will consider selling the stock.

      |X| Small Cap Stock Component. Pilgrim Baxter & Associates invests the assets of the small cap stock component of Capital Appreciation Portfolio and Balanced Portfolio mainly in common stocks of companies with relatively small market capitalization, typically between $250 million to $1.5 billion. Market capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. A portion of this component's assets can be invested in cash and short-term instruments.

      Pilgrim Baxter looks for high-growth companies using fundamental analysis of a company's financial statements, interviews with management and analysis of the company's operations and product developments, as well as the industry of which the issuer is part. They also evaluate research on particular industries, market trends and general economic conditions. In seeking broad diversification of the investments in this component, Pilgrim Baxter looks for: o Companies with a small capitalization, primarily between $250 million and $1.5 billion;
o Companies with management that has a proven ability to handle rapid growth;
o Companies between their start-up and emerging growth phases; and o Companies with superior earnings and revenue growth.

      |X| Government/Corporate Bond Component. OppenheimerFunds, Inc. invests the assets of the government/corporate bond component of each Portfolio in fixed-income debt securities. These mainly include investment-grade corporate debt obligations of U.S. issuers and securities issued by the U.S. government and its agencies and federally-chartered corporate entities referred to as "instrumentalities." They can include mortgage-related securities and collateralized mortgage obligations (CMOs). They can also include foreign corporate and government debt securities. The securities in this component can have long-term maturities (10 or more years when issued), intermediate term maturities (3 - 10 years when issued) or short-term maturities (1 - 3 years when issued). However, normally this component will focus on securities having intermediate maturities. A portion of this component's assets can be invested in cash and short-term instruments.

      The portfolio managers research the universe of corporate bonds and government securities and weigh yields and relative values against risk, currently focusing on:
o Sectors of the U.S. government debt market that they believe offer good relative values; and
o     Securities that have high income potential.

      |X| High Yield Bond Component. Credit Suisse Asset Management invests the assets of the high yield bond component of each Portfolio primarily in bonds rated "BB" or lower by Standard & Poor's Ratings Service or "Ba" or lower by Moody's Investors Service, Inc., or that have comparable ratings from other rating organizations. They can also select unrated bonds that are deemed by Credit Suisse to be of comparable quality to rated securities in those categories. These are commonly called "junk bonds." They may invest in bonds that are in default of timely interest or principal payments. A portion of this component's assets can be invested in cash and short-term debt instruments.

      The portfolio manager analyzes the overall investment opportunities and risks in different market sectors, industries and countries. Credit Suisse employs a strategy of diversifying the debt securities it selects to help moderate the special risks of investing in high yield debt instruments, using a "bottom-up" approach, focusing on the performance of individual securities before considering overall economic and industry trends. The portfolio manager first evaluates an issuer's liquidity, financial strength and earnings power, then considers the factors below, looking for: o Changes in the business cycle that might affect corporate profits; o Corporate sectors that in the portfolio manager's view are currently undervalued in the marketplace;
o Issuers with earnings growth rates that are faster than the growth rate of the overall economy;
o Securities or sectors that will help the overall diversification of the component; and
o Issuers with improvements in relative cash flows and liquidity to help them meet their obligations.

      |X| Short-Term Bond Component. OppenheimerFunds, Inc. invests the assets of the short-term bond components of Balanced Portfolio and Diversified Income Portfolio primarily in debt obligations of foreign and U.S. issuers and securities issued by the U.S. government and its agencies and instrumentalities and by foreign governments. Generally these will be securities that mature within five years of the date of purchase, or that have a prepayment feature or similar feature that (in the portfolio manager's view) gives the instrument a remaining effective maturity of not more than five years. The portfolio managers expect that the dollar-weighted average maturity of the securities in this component will generally range between two and three years. A portion of this component's assets can be invested in cash and cash equivalents.

      The  portfolio   managers  research  the  universe  of  U.S.   government
securities, foreign government debt securities, and debt securities of U.S. and foreign companies, and weigh the relative values against risks, focusing on:
o Sectors of the U.S. government and foreign government debt market that the Manager believes offer good relative values;
      o Short-term debt securities that are less sensitive to changes in interest rates, and o Securities maturing within five years of the date of purchase, or having a prepayment feature that gives the security a remaining maturity of not more than five years.

Stocks and Other Equity Investments. Each Portfolio can invest in common stocks and other equity securities of domestic and foreign issuers that may be of small, medium or large capitalization, to seek its goal. The Portfolios emphasize common stocks for their stock holdings but can invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock.

      |X| Convertible Securities. Some convertible securities are debt securities, but in managing the components for which it is responsible, the Manager regards them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities.

Debt Securities. Each Portfolio can invest in a variety of debt securities to seek its goal. The debt securities purchased for a particular component of a Portfolio may be rated by nationally-recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager or the Sub-Advisor that handles the Portfolio's investments. Each Portfolio can purchase debt investments that are "investment grade." That means they are either rated in the four highest rating categories of a national rating organization or, if unrated, are assigned a comparable rating by the portfolio manager for that component.

      |X| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether rated or unrated), including investment-grade securities, are subject to some degree of credit risk. Each Portfolio's High Yield Bond component can invest in securities rated below investment grade to seek high income. Lower-grade debt securities may offer opportunities for higher income than investment grade securities but present greater risks. They may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-rated debt securities.

      Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that a Portfolio's net asset value per share could be reduced by declines in value of these securities, and it might not earn the income it expects.

      |X| U.S. Government Securities. Each Portfolio can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this Prospectus. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities.

           |_| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

           |_| Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, and others are supported only by the credit of the entity that issued them. Securities of U.S. government agencies and instrumentalities have relatively little credit risk.

           |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. They may be issued in different series with different interest rates and maturities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, a Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce that Portfolio's total return. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Portfolio's share prices.

      The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. If interest rates rise rapidly, prepayments might occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more. Additionally, a Portfolio might buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose the portion of its principal investment represented by the premium that the Portfolio paid.

           |_| Private-Issuer Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers, although in some cases they may be supported by insurance or guarantees. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. These securities also may be subject to prepayment risks.

           |_| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Short-Term Debt Securities. Under normal market conditions the Balanced Portfolio and the Diversified Income Portfolio can invest in a variety of short-term debt obligations having a maturity of five years or less. These include:
o Money market instruments. In generally, these debt obligations must have ratings in the top two rating categories of national rating organizations (or equivalent ratings assigned by the portfolio manager). Examples include commercial paper of domestic issuers or foreign companies (commercial paper of foreign issuers can be purchased only if the issuer has assets of $1 billion or more).
o     Debt obligations of the U.S. government or corporations.
o Bank obligations. These include bank obligations such as certificates of deposit and bankers' acceptances, of domestic or foreign banks or savings and loan associations.
o Repurchase Agreements. In a repurchase transaction, the Portfolio buys a security and simultaneously agrees to resell it to the vendor at a higher price in the future. While these are collateralized arrangements, delays or losses could occur if either party to the agreement defaults or becomes insolvent.


Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, to the extent that a Portfolio uses this strategy, it might help preserve principal but might reduce opportunities to seek higher income or growth of capital.

Foreign Securities. The Portfolios can buy a variety of equity securities issued by foreign companies and debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. Foreign debt securities the Portfolios can purchase include bonds, debentures, and notes, including derivative investments called "structured notes." A Portfolio cannot invest 25% or more of its total assets in debt securities of any one foreign government. The Portfolios will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      |X| Risks of Foreign Investing. Each Portfolio can buy securities of companies or governments in any country, developed or underdeveloped. While foreign securities offer special investment opportunities, there are also special risks, in addition to the ones described above, that can affect the values of a Portfolio's foreign investments.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Emerging market countries might have less developed trading markets and exchanges. They may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

      ? Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by a Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can a Portfolio's Investment Objective and Policies Change? The Board of Directors of Panorama Series Fund, Inc. can change non-fundamental investment policies of a Portfolio without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of a Portfolio's outstanding voting shares. The objective of each Portfolio is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.

      Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. At times a Portfolio might engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage and transaction costs a Portfolio pays. The Financial Highlights table at the end of this Prospectus shows each Portfolio's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek their objectives, the Portfolios can also use the investment techniques and strategies described below. A Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That may make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. A Portfolio will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisors monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. Each Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments a Portfolio might use can be considered "derivative" investments. In addition to using derivatives for hedging, the Portfolios might use other derivative investments because they offer the potential for increased value and/or income. The Portfolios currently do not use derivatives to a significant degree.
      Markets underlying securities and indices may move in a direction not anticipated by the portfolio managers that selected a derivative investment. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks a Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Portfolios can buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. A Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for a Portfolio to dispose of its holdings at an acceptable price.

      |X| Hedging. Each Portfolio can buy and sell certain kinds of futures, forward contracts and put and call options, including options on futures and broadly-based securities indices and foreign currencies. These are all referred to as "hedging instruments." The Portfolios do not currently use hedging extensively and do not use hedging instruments for speculative purposes. Each Portfolio has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge a Portfolio's investments against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase a Portfolio's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options could be used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities.

      Options' trading involves the payment of premiums. There are also special risks in particular hedging strategies. If a hedging instrument was used at the wrong time or the portfolio manager judged market conditions incorrectly, the strategy could reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of unstable adverse market or economic conditions, the Manager could change the allocation of a Portfolio's components so that each Portfolio could invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Portfolios invest could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Portfolios and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Portfolios' investments and returns.

      The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Portfolios' Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Portfolios. The extent of that risk cannot be ascertained at this time.


How the Portfolios are Managed

The Manager. OppenheimerFunds, Inc. is the investment Manager of each Portfolio and handles its day-to-day business. The Manager also chooses the investments for those stock and bond components it manages. The Manager carries out its duties, subject to the policies established by the Board of Directors of Panorama Series Fund, under an Investment Advisory Agreement with each Portfolio that states the Manager's responsibilities. Each Agreement sets the fees paid by the Portfolio to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other mutual funds, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| The Manager's Advisory Fees. Each Portfolio pays the Manager an advisory fee on the Portfolio's assets at an annual rate that declines on additional assets as the Portfolio grows. Capital Appreciation Portfolio and Balanced Portfolio each pay the Manager a monthly fee equal to 0.85% of the Portfolio's first $250 million of average daily net assets and 0.75% of average daily net assets over $250 million. Diversified Income Portfolio pays a monthly fee equal to 0.75% of the Portfolio's average daily net assets up to $250 million and 0.65% of net assets over $250 million.

      Out of the fees it receives from a Portfolio, the Manager, not the Portfolio, pays each Sub-Advisor a fee for the portion of the Portfolio's assets that are assigned to that Sub-Advisor to manage. For the fiscal year ended December 31, 1998, the management fees paid by each Portfolio to the Manager represented the following percentage of that Portfolio's average annual net assets: 0.85% for Capital Appreciation Portfolio, 0.85% for Balanced Portfolio and 0.75% for Diversified Income Portfolio.

The Sub-Advisors. The Manager has engaged three Sub-Advisors to provide day-to-day portfolio management for certain components of the Portfolios and pays their fees from the management fees it receives from the Portfolios.

o Babson-Stewart Ivory International manages the international components of Capital Appreciation Portfolio and Balanced Portfolio. Located at One Memorial Drive, Cambridge, MA 02142, it was established in 1987. It is a partnership whose general partners are David L. Babson & Co., an indirect subsidiary of Massachusetts Mutual Life Insurance Company (the Manager's parent company), and Stewart Ivory & Co., Ltd. a
        Scottish   asset   management   firm.   As   of   December 31,    1998,
        Babson-Stewart,    together   with   its   Scottish   affiliate,    had
        approximately $4.6 billion in assets under management.
o Credit Suisse Asset Management, located at One Citicorp Center, 153 East 53rd Street, New York, NY 10022, is the manager of the high yield bond component of each Portfolio. It has provided fixed-income and equity management services to institutional clients since 1984, and is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. As of December 31, 1998, Credit Suisse, together with its global affiliate, had $35.3 billion in assets under management.

o Pilgrim Baxter & Associates, Ltd., located at 825 Duportail Road, Wayne, PA 19087, manages the small cap stock component of Capital Appreciation Portfolio and Balanced Portfolio. It was established in 1982 to provide specialized equity management for institutional investors including other investment companies. It is a wholly-owned subsidiary of United Asset Management Corporation. As of December 31, 1998, Pilgrim Baxter had over $13.1 billion in assets under management.

Portfolio Managers. The Manager's investment personnel manage certain of the components of each Portfolio. The portfolio managers for the components managed by a Sub-Advisor are employed by that Sub-Advisor. The portfolio managers of each component are listed below.

----------------------------------------------------------------------
   International Stock Component (Managed by Babson-Stewart Ivory
                           International)
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Managers  Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Managing      Director      of
James W. Burns            1996         Sub-Advisor    (since   1993);
                                       Director,   Stewart   Ivory  &
                                       Co., Ltd. since 1990.
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Managing      Director      of
John G.L. Wright          1996         Sub-Advisor    (since   1987);
                                       Director,   Stewart   Ivory  &
                                       Co., Ltd. since 1971.
----------------------------------------------------------------------









----------------------------------------------------------------------
     Value/Growth      and   Growth/Income    Stock   Components   (Managed   by
                       OppenheimerFunds, Inc.)
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Managers  Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       Senior V.P. of the Manager;
                                       V.P. of Panorama Series Fund;
                                       an officer and portfolio
Peter M. Antos            1995         manager of other Oppenheimer
                                       funds; until 3/1/96, a senior
                                       portfolio manager for G.R.
                                       Phelps & Co., the prior
                                       investment advisor
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund; an
                                       officer and portfolio manager
Michael         C.        1995         of other Oppenheimer funds;
Strathearn                             until  3/1/96,   portfolio   manager  for
                                       MassMutual, the Manager's parent company.
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund; an
Kenneth B. White          1995         officer and portfolio manager
                                       of other Oppenheimer funds;
                                       until 3/1/96, a portfolio
                                       manager for MassMutual.
----------------------------------------------------------------------

----------------------------------------------------------------------
 Small Cap Stock Component (Managed by Pilgrim Baxter & Associates,
                                Ltd.)
----------------------------------------------------------------------
----------------------------------------------------------------------
                      Year Became a
Portfolio Managers  Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
Gary L. Pilgrim           1995         Chief Investment Officer of
                                       the Sub-Advisor (1982-1997)
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Analyst for the Sub-Advisor
Peter J. Niedland         1998         (since 1993); principal
                                       portfolio manager of the
                                       component
----------------------------------------------------------------------

----------------------------------------------------------------------
 Short-Term Bonds and Government/Corporate Bonds Components (Managed
                      by OppenheimerFunds, Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Manager   Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund; an
Stephen F. Libera         1995         officer and portfolio manager
                                       of other Oppenheimer funds;
                                       until 3/1/96, a senior
                                       portfolio manager for G.R.
                                       Phelps & Co.
----------------------------------------------------------------------

----------------------------------------------------------------------
     High Yield Bonds Component (Managed by Credit Suisse Asset
                             Management)
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Manager   Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Executive Director and High
                                       Yield Portfolio Manager for
                                       the Sub-Advisor's Predecessor
Richard J.                1995         (1995-1998); previously
Lindquist                              associated with CS First
                                       Boston (1989-1995)
----------------------------------------------------------------------

Possible Conflicts of Interest. The Portfolios offer their shares to separate accounts of different insurance companies as investments for their variable annuity, variable life and other investment product contracts. While the Portfolios do not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolios through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Board of Directors has procedures to monitor the Portfolios for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in a Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of a Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


Investing in the Portfolios

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolios may be purchased only by separate investment accounts of participating insurance companies as underlying investments for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolios directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select a Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. Each Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Portfolios through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolios' Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of a Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
-------------------------------------------------------------------------------

      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolios do not impose any sales charge on purchases of their shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share of each Portfolio is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share of a Portfolio is determined by dividing the value of the Portfolio's net assets by the number of shares that are outstanding. The Portfolios' Board of Directors has established procedures to value each Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of a Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolios' designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase a Portfolio's shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolios or their Transfer Agent to request a redemption of shares of a Portfolio. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order for shares of a Portfolio is the next net asset value per share that is determined after the participating insurance company (as the Portfolios' designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. Each Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.


Dividends, Capital Gains and Taxes

Dividends. Each Portfolio intends to declare dividends from net investment income, if any, on an annual basis and to pay those dividends in March on a date selected by the Board of Directors. The Portfolios have no fixed dividend rates and cannot guarantee that they will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional shares of the respective Portfolio at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. Each Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. Each Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolios will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by a Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in a Portfolio under your contract or policy.


Financial Highlights

      The Financial Highlights Tables are presented to help you understand each Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, is included in the Statement of Additional Information, which is available on request.


FINANCIAL HIGHLIGHTS

                                                                                       YEAR ENDED DECEMBER 31,
                                                               1998               1997              1996(2)           1995(1)
=============================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                          $1.18              $1.10             $1.04                $1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           .06                .06               .06                  .02
Net realized and unrealized gain                                 --                .07               .01                  .04
                                                            -------            -------           -------              -------
Total income from investment operations                         .06                .13               .07                  .06

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                           (.06)              (.05)             (.01)                (.02)
Distributions from net realized gain                           (.01)                --(3)            --                   --
                                                            -------            -------           -------              -------
Total dividends and distributions to shareholders              (.07)              (.05)             (.01)                (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $1.17              $1.18             $1.10                $1.04
                                                            =======            =======           =======              =======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                            4.88%             12.51%             6.93%                5.69%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                    $43,679            $34,116           $25,274              $21,176
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $38,422            $28,503           $22,854              $20,364(5)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          5.62%              5.88%             5.84%                5.11%(6)
Expenses                                                       0.84%              0.86%(7)          1.07%                1.50%(6)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                     36.2%              34.0%             80.4%                41.2%(6)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

5. This information is not covered by the auditors' opinion.

6. Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $22,010,484 and $11,980,312, respectively.

FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED DECEMBER 31,
                                                              1998                1997               1996(2)           1995(1)
=============================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                         $1.28               $1.18              $1.05              $1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .04                 .04                .03                .01
Net realized and unrealized gain                               .04                 .10                .11                .05
                                                           -------             -------            -------            -------
Total income from investment operations                        .08                 .14                .14                .06

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.04)               (.03)              (.01)              (.01)
Distributions from net realized gain                          (.04)               (.01)                --                 --
                                                           -------             -------            -------            -------
Total dividends and distributions to shareholders             (.08)               (.04)              (.01)              (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.28               $1.28              $1.18              $1.05
                                                           =======             =======            =======            =======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                           6.17%              12.20%             13.38%              6.08%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                   $85,873             $68,693            $51,336            $35,467
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $76,384             $59,388            $41,847            $33,925(4)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         3.44%               3.44%              3.34%              3.08%(5)
Expenses                                                      0.93%               0.97%              1.17%              1.50%(5)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                    57.8%               57.3%              69.7%              39.7%(5)


1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $52,860,309 and $39,128,571, respectively.

FINANCIAL HIGHLIGHTS

                             YEAR ENDED DECEMBER 31,
                                                              1998                 1997            1996(2)            1995(1)
============================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                         $1.35                $1.24             $1.06              $1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .03                  .03               .02                .01
Net realized and unrealized gain                               .06                  .12               .17                .06
                                                           -------              -------           -------            -------
Total income from investment operations                        .09                  .15               .19                .07

----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.03)                (.01)             (.01)              (.01)
Distributions from net realized gain                          (.05)                (.03)               --                 --
                                                           -------              -------           -------            -------
Total dividends and distributions to shareholders             (.08)                (.04)             (.01)              (.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.36                $1.35             $1.24              $1.06
                                                           =======              =======           =======            =======

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                           6.49%               12.53%            17.97%              6.65%

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                   $72,849              $61,379           $41,994            $26,768
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $66,754              $51,473           $33,109            $25,460(4)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         2.41%                2.36%             1.92%              1.73%(5)
Expenses                                                      0.93%                0.99%             1.30%              1.50%(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                    64.7%                65.8%             70.7%              38.7%(5)


1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the in additional shares on the reinvestment date, and redemption at the net asset first day of the fiscal period, with all dividends and distributions reinvested value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $46,737,573 and $37,811,067, respectively.

For More Information on the LifeSpan Portfolios:
The following additional information about the Portfolios is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolios' investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolios' investments and performance is available in the Portfolios' Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolios:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-888-470-0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Portfolios or to make any representations about the Portfolios other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolios, nor a solicitation of an offer to buy shares of the Portfolios, to any person in any state or other jurisdiction where it is unlawful to make such an offer.



SEC File No. 811-3255
PR0617/618/619.0499 Printed on recycled paper.

                           Appendix to Prospectus of
                    LifeSpan Capital Appreciation Portfolio
                          LifeSpan Balanced Portfolio
                     LifeSpan Diversified Income Portfolio


     Graphic   material   included  in  the   Prospectus  of  LifeSpan   Capital
Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio "Annual Total Returns (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio depicting the annual total returns of a hypothetical investment in shares of each Portfolio for each of the calendar years since each Portfolio's inception. Set forth below are the relevant data points that will appear in the bar chart:

      LifeSpan Capital Appreciation Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                        17.97%
----------------------------------------
----------------------------------------
1997                        12.53%
----------------------------------------
----------------------------------------
1998                         6.49%
----------------------------------------

      LifeSpan Balanced Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                        13.38%
----------------------------------------
----------------------------------------
1997                        12.20%
----------------------------------------
----------------------------------------
1998                         6.17%
----------------------------------------

      LifeSpan Diversified Income Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                         6.93%
----------------------------------------
----------------------------------------
1997                        12.52%
----------------------------------------
----------------------------------------
1998                         4.88%
----------------------------------------

-------------------------------------------------------------------------------
Panorama Series Fund, Inc.
-------------------------------------------------------------------------------

6803 S. Tucson Way, Englewood, Colorado 80112
1-888-470-0861

Statement of Additional Information dated April 30, 1999

      Panorama Series Fund, Inc. is an investment company with seven series, referred to as "Portfolios" in this document. Each portfolio is a separate mutual fund having its own objective, investments, strategies and risks. The Portfolios are:

|_|  Total Return Portfolio
|_|  Growth Portfolio
|_|  International Equity Portfolio
|_|  Government Securities Portfolio

and three LifeSpan Portfolios:

|_|  LifeSpan Capital Appreciation Portfolio
|_|  LifeSpan Balanced Portfolio and
|_|  LifeSpan Diversified Income Portfolio


-------------------------------------------------------------------------------
Shares of the Portfolios are sold only as the underlying investments for variable life insurance policies, variable annuity contracts and other products for insurance company separate accounts. Shares are not available for sale directly to investors.
-------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios, and supplements information in the Prospectuses dated April 30, 1999, of the Portfolios. This document should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Portfolios' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                            Page
About the Portfolios
Additional Information About Investment Policies and Risks...
   Investment Policies.......................................
   Other Investment Techniques and Strategies................
   Investment Restrictions...................................
How the Portfolios are Managed ..............................
   Organization and History..................................
   Directors and Officers of the Company.....................
   The Manager, the Sub-Advisors and their Affiliates........
Brokerage Policies of the Portfolios.........................
Performance of the Portfolios................................

Investing In the Portfolios
How To Buy and Sell Shares...................................
Dividends, Capital Gains and Taxes...........................
Additional Information About the Portfolios..................

Financial Information About the Portfolios
Independent Auditors' Report.................................
Financial Statements.........................................

Appendix A: Ratings Definitions.............................. A-1
Appendix B: Industry Classifications......................... B-1

-------------------------------------------------------------------------------
A B O U T  T H E  P O R T F O L I O S
-------------------------------------------------------------------------------

Additional Information About Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that Portfolio. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Portfolios' investment Manager, OppenheimerFunds, Inc., or the Sub-Advisors retained by the Manager, can select for the Portfolios. Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment Policies. The composition of the investment portfolio of each Portfolio and the techniques and strategies that the Manager or relevant Sub-Advisor uses in selecting investment securities will vary over time. The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the special investment techniques and strategies at some times or not at all.

      In the discussion of the investment strategies of the Portfolios below, the Portfolios are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio, International Equity Portfolio, LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio are referred to as "Equity Portfolios," because they invest mainly or substantially in common stocks and other equity securities. LifeSpan Diversified Income Portfolio and Government Securities Portfolio are referred to as "Fixed Income Portfolios," because the main emphasis of their investment program is debt securities. However a Portfolio is referred to in general, the discussion below of particular investments and strategies indicates which Portfolios can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Portfolios and some can be held by all. Please refer to the Prospectus of a particular Portfolio for an explanation of its principal investment policies and risks.

      |X| Equity Securities. The Equity Portfolios and the stock components of the LifeSpan Portfolios invest in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Portfolios not only for their appreciation possibilities but because they may provide dividend income.

      The capitalization ranges of the issuers of equity securities that particular Portfolios invest in are discussed in the Prospectuses. Some of the Portfolios may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Portfolios may change over time as investors change their views as to what a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different Portfolios may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Portfolio has investments in smaller capitalization companies at times of market volatility, that Portfolio's share price may fluctuate more. Those investments may be limited to the extent the Manager or relevant Sub-Advisor believes that such investments would be inconsistent with the Portfolio's investment objective.

        |_| Growth Companies (All Equity Portfolios). The Equity Portfolios can invest in securities of "growth" companies. Growth companies are those companies that the Manager or relevant Sub-Advisor believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Portfolio defines them as "growth" issuers.

      Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

        |_|  Preferred  Stocks  (All  Portfolios  except  Government  Securities
Portfolio). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

        |_| Convertible Securities (All Portfolios except Government Securities Portfolio). While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents." In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as "equity equivalents," the portfolio managers typically examine the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether  the  issuer  of the  convertible  securities  has  restated  its
        earnings  per  share  of  common  stock  on  a  fully   diluted   basis
        (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

        |_| Rights and Warrants (All Portfolios except Government Securities Portfolio). Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      |X| Foreign Securities (All Portfolios except Government Securities Portfolio). Each Portfolio can invest in foreign securities, consistent with any limitations a Portfolio may have on foreign investing set forth in its Prospectus or this Statement of Additional Information. These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries. Growth Portfolio and Total Return Portfolio have fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities. LifeSpan Diversified Income Portfolio normally does not buy foreign equity securities.

      The Portfolios can invest in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal Deposit Insurance Corporation insurance.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment.

      Securities of foreign issuers that are represented by American Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Portfolio's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Portfolios can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Portfolio has available for distribution. Because a portion of the Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations. After the Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolio's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

        |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
      U.S.;
o less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory  taxation,
      political,   financial  or  social   instability  or  adverse   diplomatic
      developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   government   policies  have  discouraged   certain
investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

        |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Portfolios currently do not expect to invest a substantial portion of their assets in emerging markets.

        |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Portfolios operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
      o issuers in which the Portfolios invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values. o vendors the Portfolios depend on to carry out its business, such as its custodian bank (which holds the foreign securities each Portfolio buys), the Manager (which must price the Portfolios' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Portfolios. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update a Portfolio's contracts could pose extra costs to the Portfolio.

      The Manager and Sub-Advisors are upgrading (at their own expense) their computer and bookkeeping systems to deal with the conversion. The Portfolios' custodian bank has advised the Manager of its plans to deal with the conversion, including how it will update its record-keeping systems and handle the re-denomination of outstanding foreign debt. The portfolio managers will also monitor the effects of the conversion on the issuers in which each Portfolio invests. The possible effect of these factors on a Portfolio's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Portfolio's holdings and increase its operational costs.

      |X| Debt Securities. The Portfolios can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

        |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      The portfolios can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of ratings organizations or it may use their own research to evaluate a security's credit-worthiness. If a Portfolio buys unrated debt securities, to consider them part of the Portfolio's holdings of investment-grade securities, they must be judged by the Manager or relevant Sub-Advisor to be of a quality comparable to securities rated as investment grade by a rating organization.

      U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade securities are securities that are rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Ratings Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization. The Portfolios other than Government Securities Portfolio can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

        |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

      Fluctuations in the market value of debt securities after a Portfolio buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Portfolio's net asset values will be affected by those fluctuations.

        |_| Lower-Grade Securities (All Portfolios except Government Securities Portfolio). Because lower-grade securities tend to offer higher yields than investment-grade securities, a Portfolio might invest in lower-grade securities to seek higher income.

      "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager or relevant Sub-Advisor to be of comparable quality to debt securities rated below investment grade, they are considered part of the Portfolio's holdings of lower-grade securities.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

      To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, Fitch/IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

        |_| Mortgage-Related Securities (All Portfolios except Growth Portfolio and International Equity Portfolio). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S. Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of a Portfolio's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Portfolio paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Portfolio's mortgage-related securities were to decrease broadly, the sensitivity of the Portfolio's share price to interest rate changes would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

           o  Collateralized  Mortgage  Obligations.   Collateralized  mortgage
obligations  or  "CMOs,"  are  multi-class  bonds  that are  backed by pools of
mortgage   loans   or   mortgage   pass-through   certificates.   They  may  be
collateralized by:
(1)   pass-through  certificates  issued or guaranteed  by Government  National
        Mortgage   Association   (Ginnie  Mae),   Federal   National   Mortgage
        Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
(2)     unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
        Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or
(5)   any combination of the securities mentioned above.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, a Portfolio might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's income.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

           o Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

           o Commercial (Privately-Issued) Mortgage Related Securities. Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

           o "Stripped" Mortgage-Related Securities. These are mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Portfolio might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

        |_| U.S. Government Securities (All Portfolios). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

           o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Portfolios can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

           o Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations.

      |X| Money Market Instruments (All Portfolios). The following is a brief description of the types of the money market securities the Portfolios can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

        |_| U.S.  Government  Securities.  These include  obligations issued or
guaranteed   by   the   U.S.   government   or   any   of   its   agencies   or
instrumentalities, described above.

        |_| Bank Obligations. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Portfolios can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
             o obligations  issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o     obligations  of a foreign  bank with  total  assets of at least  U.S.  $1 billion.

        |_| Commercial Paper. The Portfolios can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager or relevant Sub-Advisor determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      The Portfolios can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

        |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Portfolio, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Portfolios have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Portfolios in illiquid securities.
Currently, the Portfolios do not intend that their investments in variable amount master demand notes will exceed 5% of a Portfolio's total assets.

Other  Investment  Techniques  and  Strategies.   In  seeking  their  respective
objectives, each Portfolio may from time to time use the types of investment strategies and investments described below. A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

      |X| Forward Rolls (Total Return Portfolio and Government Securities Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

      A Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells might decline below the price at which the Portfolio is obligated to repurchase securities.

      |X| Asset-Backed Securities (All Portfolios except Growth Portfolio and International Equity Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

      |X| Zero-Coupon Securities (All Portfolios). The Portfolios can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Portfolio's investment in zero-coupon securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Portfolio might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

      |X| "When-Issued" and "Delayed-Delivery" Transactions (All Portfolios). The Portfolios can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio from the investment until it receives the security at settlement.

      A Portfolio might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Portfolio enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Portfolio to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

      When a Portfolio engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Portfolio enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Portfolio's net asset value. In a sale transaction, it records the proceeds to be received. The Portfolio will identify on its books liquid assets at least equal in value to the value of the Portfolio's purchase commitments until it pays for the investment. The Portfolios anticipate that a Portfolio's commitments to purchase when-issued securities and forward commitments will not exceed 33% of that Portfolio's total assets under normal market conditions.

      When-issued and delayed-delivery transactions can be used by a Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements (all Portfolios). A Portfolio can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

      In a repurchase transaction, a Portfolio buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Portfolios' Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to a Portfolio's limits on holding illiquid investments. A Portfolio will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Portfolios' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager or relevant Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities (All Portfolios). Under the policies and procedures established by the Board of Directors, the Manager or relevant Sub-Advisor determines the liquidity of certain of a Portfolio's investments. To enable a Portfolio to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Portfolio may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Portfolio with the issuer at the time the Portfolio buys the securities. When the Portfolio must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. The Portfolio would bear the risks of any downward price fluctuation during that period.

      The Portfolios may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Portfolio's ability to dispose of the securities and might lower the amount the Portfolio could realize upon the sale.

      Each Portfolio has limitations that apply to purchases of restricted securities, as stated in its Prospectus. Except in the case of the LifeSpan Portfolios, those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X|  Municipal  Securities  (Total  Return  Portfolio).   These  are  debt
obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions (cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Portfolio can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

      |X| Floating Rate and Variable Rate Obligations (All Portfolios). The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Portfolio may determine that an unrated floating rate or variable rate obligation meets the Portfolio's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

      |X| "Structured" Notes (All Portfolios except Growth Portfolio and International Equity Portfolio). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Portfolio) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore a Portfolio could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for a Portfolio to sell its investment at an acceptable price.

      |X| Inverse Floaters (All Portfolios except Growth Portfolio and International Equity Portfolio). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

      To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. A Portfolio might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. A Portfolio might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Portfolio when the Portfolio has invested in inverse floaters that expose the Portfolio to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of a Portfolio's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Portfolio bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to a Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| Investing in Small, Unseasoned Companies (LifeSpan Portfolios Only). Each LifeSpan Portfolio may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. These securities may be more volatile in their prices than securities of more established companies. They may have a limited trading market, which may make it difficult for a Portfolio to dispose of them at an acceptable price when it wants to do so. If other investors that own a security for which there is limited liquidity trade the security when a Portfolio is attempting to dispose of its holdings of that security, the Portfolio might receive a lower price for its holdings than it expected.

      |X| Reverse Repurchase Agreements (LifeSpan Portfolios Only). The LifeSpan Portfolios can use reverse repurchase agreements as a cash management tool, but not as a source of leverage for investing. They do not currently use reverse repurchase agreements, but may do so in the future. When a Portfolio enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. Before a Portfolio enters into a reverse repurchase agreement, the Manager or relevant Sub-Advisor must evaluate the creditworthiness of the seller, typically a bank or broker-dealer and will monitor it during the transaction.

      |X| Loans of Portfolio Securities (All Portfolios). Besides using repurchase transactions, each Portfolio can lend its portfolio securities in amounts up to 10% of the Portfolio's total assets. Loans can be made to brokers, dealers and other types of financial institutions approved by the Board of Directors. The Portfolios currently do not use this strategy, but if they do so they expect to limit such loans to not more than 5% of their total assets.

      There are some risks in connection with securities lending. A Portfolio might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. A Portfolio must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Portfolio.
      When it lends securities, a Portfolio receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. A Portfolio may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of these loans must meet applicable tests under the Internal Revenue Code and must permit a Portfolio to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging (All Portfolios). Although the Portfolios can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Portfolio's strategy of hedging with futures and options on futures will be incidental to the Portfolio's activities in the underlying cash market. The particular hedging instruments each Portfolios can use are described below.

        |_| Call and Put Options. The Portfolios have different policies and restrictions regarding the purchase and sale of call and put options.
o     All Portfolios can write (sell)  exchange-traded  covered call options on securities, currencies and securities indices.
o     The   LifeSpan   Portfolios   can  buy  call   options  that  are  either
             exchange-traded or over-the-counter (OTC) options on securities, currencies or securities indices.
o International Equity Portfolio and Government Securities Portfolio can buy exchange-traded call options on securities, currencies and securities indices.
o     International  Equity Portfolio and the LifeSpan  Portfolios can purchase options on currency in the over-the-counter markets.
o A LifeSpan Portfolio may not write covered call or put options with respect to more than 25% of the value of its total assets.
o     A LifeSpan  Portfolio may not invest more than 25% of its total assets in protective put options.
o A LifeSpan Portfolio may not invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination of them, other than protective put options.
o The aggregate value of premiums paid on all options, other than protective put options, held by a LifeSpan Portfolio at any time may not exceed 20% of that Portfolio's total assets.

      Call options can be used as a hedge against possible decreases in the prices of investment securities held by a Portfolio or against an increase in price of a security the Portfolio contemplates buying. Covered call options can be used to generate income.

           |_| Writing Covered Call Options (All Portfolios). The Portfolios can write (that is, sell) covered calls. If a Portfolio sells a call option, it must be covered. That means the Portfolio must own the security subject to the call while the call is outstanding, or, for certain calls on indices and currencies, the call may be covered by segregating liquid assets to enable that Portfolio to satisfy its obligations if the call is exercised. Up to 20% of each Portfolio's total assets may be subject to calls the Portfolio writes.

      When a Portfolio writes a call on a security, it receives cash (a premium). That Portfolio agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Portfolio shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Portfolio receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium and the investment.

      When a Portfolio writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Portfolio will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium.

      The Portfolios' custodian bank, or a securities depository acting for the Custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Portfolio has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Portfolios enter into a closing transaction.

      When a LifeSpan Portfolio writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer that will establish a formula price at which the Portfolio will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When a LifeSpan Portfolio writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." The Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Portfolio wrote is more or less than the price of the call the Portfolio purchases to close out the transaction. The Portfolio may realize a profit if the call expires unexercised, because the Portfolio will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. If a Portfolio cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Portfolios may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. The Portfolios may use call options on futures contracts solely for bona fide hedging purposes. To do so, at the time the call is written, the Portfolios must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A Portfolio will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Portfolio's receipt of an exercise notice as to that future require the Portfolios to deliver a futures contract. It would simply put the Portfolio in a short futures position, which is permitted by the Portfolios' hedging policies.

           |_| Writing Put Options. The LifeSpan Portfolios can sell put options on securities, securities indices, foreign currencies and futures. The International Equity Portfolio can also sell put options on futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

      If a LifeSpan Portfolio writes a put, the put must be covered by liquid assets identified on the Portfolio's books. The premium the Portfolio receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Portfolio also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put a Portfolio has written expires unexercised, the Portfolio realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Portfolio incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security a Portfolio will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Portfolio's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Portfolio to take delivery of the underlying security and pay the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Portfolio effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Portfolio may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Portfolio to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes.

      |_| Purchasing Calls and Puts. The International Equity Portfolio, Government Securities Portfolio and LifeSpan Portfolios can purchase calls on securities, securities indices, and foreign currencies. International Equity Portfolio and the LifeSpan Portfolios can also buy put and call options on futures. A Portfolio might do so to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a Portfolio buys a call (other than in a closing purchase transaction), it pays a premium. The Portfolio then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Portfolio benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Portfolio exercises the call. If the Portfolio does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

      The LifeSpan Portfolios can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not they own the underlying investment. When a Portfolio purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures a Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to sell the underlying investment. However, the Portfolio may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Portfolio purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.


           |_| Buying and Selling Options on Foreign Currencies. All Portfolios can sell exchange-traded call options on foreign currencies. Government Securities Portfolio, the LifeSpan Portfolios and International Equity Portfolio can also buy exchange-traded calls on foreign currencies. International Equity Portfolio and the LifeSpan Portfolios can buy call options on currencies in the OTC markets. The LifeSpan Portfolios can also buy and sell put options on foreign currencies. A Portfolio could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Portfolio wants to acquire.
      If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Portfolios' position. The Portfolio will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Portfolio could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Portfolio covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

        |_| Futures. The Portfolios have different policies and limitations on the purchase and sale of futures contracts:
o     Each Portfolio can buy and sell future contracts on stock indices.
o     Total  Return  Portfolio,   International  Equity  Portfolio,  Government
             Securities  Portfolio,  and each  LifeSpan  Portfolio  may buy and sell interest rate futures contracts.
o            Each portfolio that can invest in securities denominated in foreign currency can purchase and sell futures on foreign currencies.
o            Total  Return   Portfolio,   International   Equity  Portfolio  and
             Government Securities Portfolio can buy and sell futures contracts related to financial indices.

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by a Portfolio on the purchase or sale of a future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Portfolio's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Portfolio's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, a Portfolio may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Portfolio. Any loss or gain on the future is then realized by that Portfolio for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        |_| Forward Contracts (All Portfolios except Government Securities Portfolio). Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Portfolio may also use "cross-hedging" where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Portfolio could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Portfolio could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, a Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Portfolio are denominated. That is referred to as a "cross hedge."

      A Portfolio will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Portfolio's commitment under forward contracts. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a Portfolio may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Portfolio may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Portfolio may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, the Portfolio might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Portfolio is obligated to deliver to settle the trade, the Portfolio might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Portfolio's performance if there are unanticipated changes in currency prices to a greater degree than if the Portfolio had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Portfolio to sell a currency, the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange if the Portfolio desires to resell that currency to the dealer.

        |_| Interest Rate Swap Transactions (Government Securities Portfolio and the LifeSpan Portfolios). In an interest rate swap, a Portfolio and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. A Portfolio can enter into swaps only on securities that it owns and will not enter into swaps with respect to more than 25% of its total assets. Also, a Portfolio will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager or relevant Sub-Advisor will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis.

      A Portfolio can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Portfolio and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

        |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager or relevant Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Portfolio's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by a Portfolio might cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Portfolio of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Portfolio's control, holding a put might cause that Portfolio to sell the related investments for reasons that would not exist in the absence of the put.

      A Portfolio could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Portfolio is exercised on an investment that has increased in value, that Portfolio will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. For example, it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Portfolio might decline. If that occurred, the Portfolio would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a Portfolio's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Portfolio might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Portfolio can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Portfolio does so the market might decline. If the Portfolio then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

        |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Portfolios are required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, each Portfolio is exempted from registration with the CFTC as a "commodity pool operator" if the Portfolio complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Portfolio's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Portfolio must limit their aggregate initial futures margin and related options premiums to not more than 5% of the Portfolio's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Portfolio must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Portfolios are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Portfolio (or an adviser that is an affiliate of the Portfolio's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Portfolio purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

        |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Portfolios may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Portfolios at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. An election can be made by the Portfolios to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Portfolios enter into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Portfolio on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pay such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Portfolio's investment income available for distribution to its shareholders.

      |X|  Temporary   Defensive   Investments.   When  market  conditions  are
unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
|_|   obligations  issued  or  guaranteed  by  the  U.  S.  government  or  its instrumentalities or agencies,
|_| commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_| short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|   certificates of deposit and bankers'  acceptances of domestic and foreign banks  having total assets in excess of U.S. $1 billion, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Portfolio has adopted to govern its investments that can be changed only by the vote of a "majority" of the Portfolio's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Portfolios' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Portfolios' most significant investment policies are described in the Prospectus.

      |X| Do the Portfolios Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of Total Return
Portfolio, Growth Portfolio, Government Securities Portfolio and International Equity Portfolio.

|_|   A Portfolio cannot issue "senior securities."
|_|   A  Portfolio  cannot  invest more than 5% of its total  assets  (taken at market value at the time of each investment) in the securities of any one issuer other than the U.S. government. That limit applies to repurchase agreements with any one bank. A Portfolio cannot purchase more than either (1) 10% of the principal amount of the outstanding debt securities of an issuer or (2) 10% of the outstanding voting
         securities  of  an  issuer.   This   restriction  does  not  apply  to
         securities issued or guaranteed by the U.S. government or its agencies, bank money instruments or bank repurchase agreements. (This restriction also does not apply to Government Securities Portfolio).
|_|   A Portfolio  cannot  invest more than 25% of its total  assets  (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. For the purpose of interpreting this restriction, utilities are divided according to their services. For example, gas, gas transmissions, electric and telephone each are considered to be a separate industry. However, this limitation does not apply to the purchase of obligations issued
         or   guaranteed   by   the   U.S.   government,    its   agencies   or
         instrumentalities,  certificates  of deposit  issued by domestic banks
         and  bankers'  acceptances.   (This  restriction  does  not  apply  to
         International Equity Portfolio or Government Securities Portfolio).
|_| A Portfolio cannot, by itself or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.
|_|   A Portfolio  cannot purchase  securities of other  investment  companies, except in connection with a merger, consolidation, acquisition or reorganization. Another exception is purchase in the open market of securities of closed-end investment companies if no underwriter or
         dealer's   commission  or  profit,   other  than  customary   broker's
         commission, is involved, but only if immediately after the purchase not more than 10% of the Portfolio's total assets, taken at market value, would be invested in such securities.
|_|   A  Portfolio  cannot  purchase  or sell  interests  in oil,  gas or other mineral exploration or development  programs,  commodities,  commodity
         contracts  or  real   estate.   However,   Total   Return   Portfolio,
         International  Equity  Portfolio,  Growth  Portfolio,  and  Government
         Securities  Portfolio  each may  purchase  securities  of issuers that invest or deal in any of the above and may invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange. The International Equity Portfolio may also
         invest  in  options  on  foreign  futures   contracts  on  securities,
         financial instruments and indices and foreign currency.
|_|   A Portfolio  cannot purchase any securities on margin,  however  Panorama
         Series Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A Portfolio cannot make short sales of securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
|_|   A  Portfolio  cannot make  loans,  except  that a Portfolio  (1) may lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the Portfolio's total assets taken at market value, (2) can enter into repurchase agreements, and
         (3) can purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
|_| A Portfolio cannot borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing. It can borrow only from banks as a temporary measure for extraordinary or emergency purposes. A Portfolio cannot make investments in portfolio securities while its outstanding borrowings exceed 5% of its total assets.
|_|   A  Portfolio  cannot  mortgage,  pledge,  hypothecate  or in  any  manner transfer, as security for indebtedness, any securities owned or held by such Portfolio. An exception is made as may be necessary in connection with borrowings mentioned in the preceding restriction. In that case such mortgaging, pledging or hypothecating may not exceed 10% of the Portfolio's total assets, taken at market value at the time of the transaction. The deposit of cash equivalents and liquid
         debt   securities  in  a  segregated   account  with  the  Portfolio's
         custodian  bank  and/or  with a  broker  in  connection  with  futures
         contracts  or  related  options   transactions  and  the  purchase  of
         securities on a "when-issued" basis are not deemed to be pledges.
|_| A Portfolio cannot underwrite securities of other issuers. A permitted exception is if the Portfolio is deemed to be an underwriter under the 1933 Act in selling its investment securities.
|_| A Portfolio cannot write, purchase or sell puts, calls or combinations thereof. However, Total Return Portfolio and Growth Portfolio may write covered call options and engage in closing purchase transactions. (This restriction does not apply to International Equity Portfolio and Government Securities Portfolio.)
|_|   A Portfolio  cannot  invest in  securities  of foreign  issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Portfolio can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed
         by  domestic  issuers,   including  Eurodollar  securities,  or  (iii)
         issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. (This restriction does not apply to International Equity Portfolio.)

      |X| Do the LifeSpan Portfolios Have Restrictions That Are Fundamental Policies? The LifeSpan Portfolios also have restrictions that are fundamental policies.

|_|   Each  LifeSpan  Portfolio  cannot  issue  senior  securities,  except  as permitted by its policies as to margin, borrowing money, commodities and lending below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts,
         forward   commitments  and  repurchase   agreements  entered  into  in
         accordance with a Portfolio's investment policies, are not deemed to be senior securities.
|_|   A LifeSpan  Portfolio cannot purchase any securities on margin.  However,
         Panorama Series Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio
         securities.   A  LifeSpan   Portfolio   cannot  make  short  sales  of
         securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
|_|   A  LifeSpan  Portfolio  cannot  borrow  money,  except for  emergency  or extraordinary purposes. Those purposes include (1) borrowing from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) taken at market value, (2) borrowing in connection with the redemption of Portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (3) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. After each such borrowing there must be asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions do not constitute borrowing.
|_| A LifeSpan Portfolio cannot act as an underwriter. A permitted exception is to the extent that a Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933 in connection with the disposition of its investment securities.
|_| A LifeSpan Portfolio cannot purchase or sell real estate. However, a Portfolio may (1) acquire or lease office space for its own use, (2) invest in securities of issuers that invest in real estate or interests in real estate, (3) invest in securities that are secured by real estate or interests in real estate, (4) purchase and sell mortgage-related securities and (5) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
|_| A LifeSpan Portfolio cannot invest in commodities. However a Portfolio may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options and repurchase agreements entered into in accordance with the Portfolio's investment policies.
|_| A LifeSpan Portfolio cannot make loans. However, a Portfolio may (1) lend its portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and
         (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.
|_|      A  LifeSpan   Portfolio  cannot  purchase  the  securities  of  issuers
         conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in that industry would exceed 25% of its total assets taken at market value at the time of the investment. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.
|_|   With  respect  to  75% of  total  assets,  a  LifeSpan  Portfolio  cannot purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities), if:
(a) that purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or
(b) that purchase would result in the Portfolio holding more than 10% of the outstanding voting securities of that issuer.

      |X| Do the LifeSpan Portfolios Have any Other Investment Restrictions That Are Non-Fundamental? The following restrictions of the Life Span Portfolios are not fundamental policies and can be changed by the Board of Directors without the approval of shareholders.

|_| A LifeSpan Portfolio cannot pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. In that case the pledge, mortgage or hypothecation must not exceed 33 1/3% of the Portfolio's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.
|_| A LifeSpan Portfolio cannot participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the relevant Sub-Advisors to save commissions or to average prices among them is not deemed to result in a joint securities trading account.
|_| A LifeSpan Portfolio cannot purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager or any Sub-Advisor or any investment management subsidiary of the Manager or any Sub-Advisor individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.
|_| A LifeSpan Portfolio cannot purchase a security if, as a result, (1) more than 10% of the Portfolio's assets would be invested in securities of other investment companies, (2) the purchase would result in the Portfolio holding more than 3% of the total outstanding voting securities of any one investment company, or (3) more than 5% of the Portfolio's assets would be invested in any one such investment company.
|_| A LifeSpan Portfolio will not purchase the securities of any open-end investment company except when the purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company.
|_| A LifeSpan Portfolio will not purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Portfolios have no current intention of investing in other investment companies.
|_| A LifeSpan Portfolio will not purchase securities while outstanding borrowings exceed 5% of the Portfolio's total assets.
|_| A LifeSpan Portfolio will not invest in real estate limited partnership interests.
|_| A LifeSpan Portfolio will not purchase interests in oil, gas, or other mineral exploration programs or mineral leases. However, this policy does not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.
|_| A LifeSpan Portfolio will not invest for the purpose of exercising control over or management of any company.

      For purposes of each Portfolio's policy not to concentrate its assets, the Portfolios apply the policy to 25% or more of their total assets and have adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      As a matter of non-fundamental policy, each Portfolio has undertaken to limit its investments in illiquid securities to a stated percentage of net assets.

      The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by a Portfolio as a result of subsequent changes in value of the investments or the size of a Portfolio.


How the Portfolios Are Managed

Organization and History. Panorama Series Fund, Inc., the investment company of which each Portfolio is a series, was incorporated in Maryland on August 17, 1981. It is referred to as the "Company" in this Statement of Additional Information. Prior to May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the activities of the Company and the Portfolios, review their performance, and review the actions of the Manager and Sub-Advisors.

      |X| Meetings of Shareholders. As series of a Maryland corporation, the Portfolios are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Portfolios will hold meetings from time to time on important matters and when required to do so by the Investment Company Act or other applicable law. They will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

Directors and Officers of the Company. The Directors and officers of the Company, and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Company under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Cash Reserves        Oppenheimer   Total  Return  Fund,
                                 Inc.
Oppenheimer Champion Income Fund Oppenheimer Variable Account Funds Oppenheimer Capital Income Fund Panorama Series Fund, Inc.
Oppenheimer High Yield Fund      Centennial America Fund, L. P.
Oppenheimer  International  Bond Centennial  California  Tax Exempt
Fund                             Trust
Oppenheimer Integrity Funds      Centennial Government Trust
Oppenheimer         Limited-Term Centennial Money Market Trust
Government Fund
Oppenheimer  Main Street  Funds, Centennial  New  York  Tax  Exempt
Inc.                             Trust
Oppenheimer Municipal Fund       Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund
Oppenheimer   Strategic   Income
Fund

    Ms. Macaskill and Messrs. Swain, Wixted, Bishop, Donohue, Farrar and Zack, who are officers of the Company, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of April 2, 1999, the Directors and officers of the Company as a group did not beneficially own any shares of the Portfolios.

Robert G. Avis,* Director; Age: 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Director; Age: 84
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Director; Age: 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. prior to which he was associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Director; Age: 56
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Director; Age: 58
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Vice President and a director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond J. Kalinowski, Director; Age: 69
44 Portland Drive, St. Louis, Missouri 63131
Director  of  Wave  Technologies  International,   Inc.  (a  computer  products
training company).

C. Howard Kast, Director; Age: 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director; Age: 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Director; Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain, Chairman, Chief Executive Officer and Director*; Age 65 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, and Chairman of the Board of Shareholder Services, Inc.

Bridget A. Macaskill, President; Age: 50
Two World Trade Center, 34th Floor, New York, New York 10048
President (since June 1991), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President and a director (since June 1991) of HarbourView Asset Management Corp.; Chairman and a director (since August 1994) of Shareholder Services, Inc. and (since September 1995) Shareholder Financial Services, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

Peter M. Antos, Vice President and Portfolio Manager of Growth Portfolio, Total Return Portfolio, and the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios; Age 52 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and Senior Vice President of the Manager and HarbourView; portfolio manager of other Oppenheimer funds; previously Vice President and Senior Portfolio Manager, EquitiesnConnecticut Mutual Life Insurance Company - G.R. Phelps & Co. ("G.R. Phelps") (1989-1996).

John  S.  Kowalik,   Vice   President  and  Portfolio   Manager  of  Government
Securities
Portfolio; Age: 42
Two World  Trade  Center,  34th  Floor,  New York,  New York 10048  Senior  Vice
President of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989-1998).

Stephen F. Libera, Vice President and Portfolio Manager of Growth Portfolio, Total Return Portfolio, and the Short-Term Bonds and Government/Corporate
Bonds components of the LifeSpan Portfolios; Age 47 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Vice President and Senior Portfolio Manager, Fixed Income--G.R. Phelps (1985-1996).

David P. Negri, Vice President and Portfolio Manager of Government Securities Portfolio; Age: 45 Two World Trade Center, 34th Floor, New York, New York 10048 Senior Vice President of the Manager (since June 1989); an officer of other Oppenheimer funds.

Michael C. Strathearn, Vice President and Portfolio Manager of Growth Portfolio, Total Return Portfolio, and the Value/Growth and Growth/Income stock components of the
LifeSpan Portfolios; Age 45
One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, EquitiesnConnecticut
Mutual Life Insurance Company ("CML") (1988-1996).

Kenneth B. White, Vice President and Portfolio Manager of Growth Portfolio, Total Return Portfolio, and the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios; Age 46 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, EquitiesnCML (1982-1996); Senior Investment Officer, EquitiesnCML (1987-1992).

Arthur J. Zimmer, Vice President and Portfolio Manager of Total Return Portfolio; Age: 53
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since September 1991); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990-June 1997).

Andrew J. Donohue, Vice President and Secretary; Age: 48
Two World Trade Center, 34th Floor, New York, New York 10048
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President and a director of Oppenheimer Real Asset
Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a Director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian Wixted, Treasurer; Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President of the Manager (since March 1999); Formerly a Principal and Chief Operating Officer of the Mutual Fund Services Division of Bankers Trust Company (3/95 - 3/99), and Vice President and Chief Financial Officer of C.S. First Boston Investment Management Corporation (91-95).

Robert J. Bishop, Assistant Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer; Age: 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50
Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary (since October 1997) of Oppenheimer Millennium Funds plc and OppenheimerFunds International Ltd.; an officer of other Oppenheimer funds.

      |X| Remuneration of Directors. The officers of the Company and one Director of the Company (Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Company. The remaining Directors of the Company received the compensation shown below. The compensation from the Portfolios was paid during their fiscal year ended December 31, 1998. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Portfolios and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1998.

--------------------------------------------------------------------
                                              Total Compensation
Director's Name and    Aggregate              From all
Other Positions        Compensation           Denver-Based
                       from the Company       Oppenheimer Funds1
--------------------------------------------------------------------
--------------------------------------------------------------------

Robert G. Avis                 $5,822                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

William A. Baker               $5,993                $69,998

--------------------------------------------------------------------
--------------------------------------------------------------------

Charles Conrad, Jr.            $5,822                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

Jon. S. Fossel                 $5,779                $67,496

--------------------------------------------------------------------
--------------------------------------------------------------------

Sam Freedman
Audit and Review               $6,337                $73,998
Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------

Raymond J. Kalinowski
Audit and Review
Committee Member               $6,338                $73,998
--------------------------------------------------------------------
--------------------------------------------------------------------

C. Howard Kast
Audit and Review
Committee Chairman             $6,595                $76,998

--------------------------------------------------------------------
--------------------------------------------------------------------

Robert M. Kirchner             $5,822                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

Ned M. Steel                   $5,822                $67,998

--------------------------------------------------------------------
1.    For the 1998 calendar year.

      |X| Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Portfolios. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

    Deferral of Director's fees under the plan will not materially affect the Portfolios' assets, liabilities and net income per share. The plan will not obligate the Portfolios to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Portfolios may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major Shareholders. As of April 1, 1999, all of the outstanding shares of each Portfolio were held by separate investment accounts of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

The Manager. OppenheimerFunds, Inc., the Manager, is wholly-owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Company have a Code of Ethics, as does each Sub-Advisor. The Codes of Ethics are designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Portfolio's investment transactions. Compliance with the respective Code of Ethics is carefully monitored and strictly enforced by the Manager or the relevant Sub-Advisor.

      |X| The Investment Advisory Agreement. The Manager provides investment management services to each Portfolio under an investment advisory agreement between the Manager and the respective Portfolio. The investment advisory agreements require the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel necessary to provide effective corporate administration for each Portfolio. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Portfolio.

      Expenses not expressly assumed by the Manager under an advisory agreement are paid by the relevant Portfolio. The advisory agreements list examples of expenses to be paid by a Portfolio. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. The management fees paid by a Portfolio to the Manager are calculated at the rates listed in the Portfolio's Prospectus, which are applied to the assets of the Portfolio as a whole.

----------------------------------------------------------------------
                         Management Fees Paid to OppenheimerFunds,
      Portfolio               Inc.* in the Fiscal Years Ended:
----------------------------------------------------------------------
----------------------------------------------------------------------
                          12/31/96        12/31/97        12/31/98
----------------------------------------------------------------------
----------------------------------------------------------------------

Total Return Portfolio  $ 5,817,245      $6,482,637      $6,893,133
----------------------------------------------------------------------
----------------------------------------------------------------------

Growth Portfolio         $2,801,667      $3,818,977      $4,523,009
----------------------------------------------------------------------
----------------------------------------------------------------------

International Equity      $569,471        $732,642        $945,935
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Capital
Appreciation Portfolio    $281,564        $437,070        $567,142
----------------------------------------------------------------------
----------------------------------------------------------------------

LifeSpan Balanced         $355,893        $504,390        $648,865
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Diversified
Income Portfolio          $171,569        $213,594        $287,965
----------------------------------------------------------------------
----------------------------------------------------------------------
Government Securities
Portfolio                 $125,427        $120,922        $126,912
----------------------------------------------------------------------
----------------------------------------------------------------------

Total (All Portfolios)  $10,122,836     $12,310,232     $13,992,961
----------------------------------------------------------------------
* The fees for 1996 include amounts paid to G.R. Phelps, the prior investment advisor (until March 1, 1996) of the Portfolios.

      The advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the agreement relates. Each advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation.

The Sub-Advisors. The advisory agreements permit the Manager to hire one or more Sub-Advisors to assist with the management of the Portfolios. The Manager has retained sub-advisors for International Equity Portfolio and the LifeSpan Portfolios.

      Under the respective investment subadvisory agreements, each Sub-Advisor, subject to the review of the Board of Directors and the overall supervision of the Manager, is responsible for managing the investment operations of a particular component of the LifeSpan Portfolios and selecting securities for the component's portfolio and furnishing the respective LifeSpan Portfolio with advice and recommendations on investments and the purchase and sale of securities for the component it manages. The Manager, not the Portfolios, pays the Sub-Advisors. The Sub-Advisors are paid at the rates set forth in "How the Portfolios Are Managed" in the Prospectus.

      |X| Babson-Stewart Ivory International. The Manager has retained Babson-Stewart Ivory International as Sub-Adviser for International Equity Portfolio and the international component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio. The firm is located at One Memorial Drive, Cambridge, Massachusetts 02142. It is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Life Insurance Company (the Manager's parent company), and Stewart Ivory & Co. (International), Ltd. As of December 31, 1998, Babson-Stewart Ivory International had approximately $4.6 billion in assets under management.

      The investment subadvisory agreements with Babson-Stewart state that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors of omissions in connection with any matters to which the agreements relate.

      |X| Pilgrim Baxter & Associates, Ltd.. The Manager has retained Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as Sub-Advisor for the small cap component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio. The firm, located at 825 Duportail Road, Wayne, Pennsylvania 19087, was established in 1982 to provide specialized equity management for institutional investors. It is a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation. As of December 31, 1998, Pilgrim Baxter & Associates had over $13.1 billion in assets under management.

      The investment subadvisory agreements with Pilgrim Baxter provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreements, the firm is not liable for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

      |X| Credit Suisse Asset Management. The Manager has retained Credit Suisse Asset Management as Sub-Advisor for the high yield/high risk bond component for each LifeSpan Portfolio. The firm, located at One Citicorp Center, 153 E. 53rd Street, 57th Floor, New York, NY 10022, is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. Credit Suisse Asset Management (formerly BEA Associates) has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds since 1984 and had $35.3 billion in assets under management as of December 31, 1998.

      The investment subadvisory agreements with Credit Suisse Asset Management state that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreement, Credit Suisse Asset Management is not liable for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Portfolios subadvised by the firm if such activities were made with due care and in good faith.


----------------------------------------------------------------------

       Sub-Advisory Fees Paid by OppenheimerFunds, Inc. to the
                            Sub-Advisors
----------------------------------------------------------------------
----------------------------------------------------------------------
   Sub-Advisor        Year Ended       Year Ended       Year Ended
                      12/31/968         12/31/97         12/31/98
----------------------------------------------------------------------
----------------------------------------------------------------------
Babson-Stewart
Ivory                  $251,773         $520,403         $644,927
International,
Ltd.
----------------------------------------------------------------------
----------------------------------------------------------------------
Pilgrim Baxter &
Associates, Inc.       $55,857          $116,744         $135,302
----------------------------------------------------------------------
----------------------------------------------------------------------
Credit Suisse
Asset Management       $35,061          $78,165          $103,619
----------------------------------------------------------------------
*For the period from 3/1/96 through 12/31/96.

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under each advisory agreement is to arrange the investment securities transactions for each Portfolio. Each advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Portfolio's portfolio transactions. The Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that it thinks, in its best judgment based on all relevant factors, will implement the policy of each Portfolio to obtain, at reasonable expense, the "best execution" of a Portfolio's transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of a Portfolio as established by the Board of Directors.

      Under each advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for a Portfolio and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to the those considerations, as a factor in the selection of brokers for a Portfolio's portfolio transactions, the Manager may also consider sales of shares of a Portfolio and other investment companies for which the Manager or an affiliate serves as investment advisor.

      Subject to any policy established by the Board of Directors, the Manager and the relevant Sub-Advisors are primarily responsible for the investment decisions of each Portfolio or Portfolio component for which they respectively have advisory responsibility and for placing its portfolio transactions. While the Manager and the Sub-Advisors generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

Description of Brokerage Practices Followed by the Manager and Sub-Advisors. Subject to the provisions of the advisory agreements and the subadvisory agreements and the procedures and rules described above, generally the Manager's or the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's or the relevant Sub-Advisor's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Portfolio may be required to pay fixed brokerage commissions and would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, ordinarily a Portfolio uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Most purchases of debt securities, commercial paper, and money market instruments made by the Portfolios are principal transactions at net prices, and the Portfolios incur little or no brokerage costs for these transactions. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Other funds advised by the Manager have investment policies similar to those of the Portfolios. Those other funds may purchase or sell the same securities as the Portfolios at the same time as the Portfolios, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, or to a Sub-Advisor. Investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of the other accounts. Investment research may be supplied by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager (or Sub-Advisor) in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager (or Sub-Advisor) in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income trades to obtain research if the broker represents to the Manager that: (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager and Sub-Advisors. That research provides additional views and comparisons, and helps the Manager or the Sub-Advisors obtain market information for the valuation of securities held in a Portfolio's investment portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers for furnishing these services, together with the Manager's representation that the amount of those commissions was reasonably related to the value or benefit of those services.

      No principal transactions and, except under unusual circumstances, no agency transactions for Government Securities Portfolio will be handled by any affiliated securities dealer. In the unusual circumstance when that Portfolio pays brokerage commissions, the above-described brokerage practices and policies are followed.

----------------------------------------------------------------------

         Total Brokerage Commissions Paid by the Portfolios1
----------------------------------------------------------------------
----------------------------------------------------------------------
                               Fiscal Year   Fiscal Year    Fiscal
          Portfolio               Ended         Ended     Year Ended
                                 12/31/96     12/31/97     12/31/982
----------------------------------------------------------------------
----------------------------------------------------------------------
Growth Portfolio                   $558,861    $1,587,706  $2,264,377
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Return Portfolio             $802,877    $2,051,990  $1,992,347
----------------------------------------------------------------------
----------------------------------------------------------------------
International Equity Portfolio     $190,606      $224,663    $234,709
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Capital Appreciation       $29,204       $84,779     $99,019
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Diversified Income          $2,766        $7,358      $8,738
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Balanced Portfolio         $24,827       $72,620     $87,735
----------------------------------------------------------------------
----------------------------------------------------------------------
Government Securities                  None          None        None
Portfolio
----------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 12/31/98, the amount of transactions directed to brokers for research services and the amount of the commissions paid to broker-dealers for those serves were as follows:
      Portfolio           Amount of Transactions         Amount of Commissions
      Growth              $1,002,693,998                 $1,516,296
      Total Return           891,239,096                  1,298,459
      International
         Equity                        0                          0
      LifeSpan Balanced       18,514,067                     27,036
      LifeSpan Capital
         Appreciation         20,832,146                     30,343
      Diversified Income       3,229,050                      4,217
      Government Securities            0                          0


Performance of the Portfolios

Explanation of Performance Terminology. The Portfolios use a variety of terms to illustrate their performance. These terms include "standardized yield" and "dividend yield" for the Government Securities Portfolio and "average annual total return" and "cumulative total return" for all Portfolios. An explanation of how yields and total returns are calculated is set forth below. The charts below show the performance of the Portfolios as of the most recent fiscal year end. You can obtain current performance information by calling the Transfer Agent at 1-800-470-0861.

      The illustrations of performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Portfolio of its performance data must include the average annual total returns for the Portfolio. Those returns must be shown for the 1- 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      The Portfolios are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Portfolio's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Portfolio's performance results would be less.

      Use of standardized performance calculations enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Portfolio's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Portfolio over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| An investment in a Portfolio is not insured by the FDIC or any other government agency.

      |_| The principal value of a Portfolio's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      |X| Yields. The Government Securities Portfolio uses a variety of different yields to illustrate its current returns.

        |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Portfolio in the 30-day period, but is a hypothetical yield based upon the net investment income from the Portfolio's investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

               Standardized Yield = 2[a-b + 1)6  - a]
                                       (cd)

      The symbols above represent the following factors:

      a =dividends and interest earned during the 30-day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the  average  daily  number of shares  outstanding  during  the 30-day period that were entitled to receive dividends.
      d =the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.

        |_| Dividend Yield. The Government Securities Portfolio may quote a "dividend yield" for its shares. Dividend yield is based on the dividends paid during the actual dividend period. To calculate dividend yield, the dividends declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)


  ------------------------------------------------------------------
             Yields for the 30-Day Period Ended 12/31/98
  ------------------------------------------------------------------
  ------------------------------------------------------------------
          Portfolio          Standardized Yield    Dividend Yield
  ------------------------------------------------------------------
  ------------------------------------------------------------------
  Government Securities            4.62%               6.23%
  Portfolio
  ------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

        |_| Average Annual Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                              ERV 1/n
                              ---      - 1 = Average Annual Total Return
                               P

        |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

 ---------------------------------------------------------------------
            Total Returns for the Periods Ended 12/31/98
---------------------------------------------------------------------
---------------------------------------------------------------------
                       Cumulative
                       Total
                       Returns
                       (10 years
                       or Life
Portfolio              of Class)     Average Annual Total Returns
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                5-Year     10-Year
                                              (or            (or
                                    1-Year    life-of-clalife-of-class)
---------------------------------------------------------------------
---------------------------------------------------------------------

---------------------------------------------------------------------
---------------------------------------------------------------------
Growth Portfolio1       424.18%      8.43%      17.47%     18.02%
---------------------------------------------------------------------
---------------------------------------------------------------------
Total Return            261.77%     10.90%      12.14%     13.72%
Portfolio2
---------------------------------------------------------------------
---------------------------------------------------------------------
International Equity    90.62%3     19.40%      10.34%     10.21%3
Portfolio
---------------------------------------------------------------------
---------------------------------------------------------------------
Government Securities   60.52%3      8.14%      6.29%      7.39%3
Portfolio
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Capital
Appreciation            50.77%4      6.49%     13.11%4       N/A
Portfolio4
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Balanced       43.28%4      6.17%     11.39%4       N/A
Portfolio4
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Diversified    33.35%4      4.88%      9.02%4       N/A
Income Portfolio4
---------------------------------------------------------------------
1.    Inception: 1/21/82.
2.    Inception: 9/30/82.
3.    Inception: 5/13/92.
4.    Inception: 9/1/95.

Other Performance Comparisons. Each Portfolio compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. A Portfolio may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time a Portfolio may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Portfolios, and ranks their performance for various periods based on categories relating to investment objectives. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings and Rankings. From time to time a Portfolio may publish the star ranking and/or star rating of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time a Portfolio may include in its advertisements and sales literature performance information about the Portfolio cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Portfolio's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, a Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, a portfolio may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

      Insurance companies that hold shares of the Portfolios in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Portfolios. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. Those customers are not "shareholders" of the Fund. The rights of those insurance companies as record holders and owners of shares of a Portfolio are different from the rights of their customers. The term "shareholder" in this Statement of Additional Information refers only to the insurance companies whose separate accounts hold shares of the Portfolios, and not to contract holders.

      The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this Statement of Additional Information and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

Determination of Net Asset Values Per Share. The net asset value per share of each Portfolio is determined as of the close of business of The New York Stock Exchange on each day the Exchange is open. The calculation is done by dividing the value of a Portfolio's net assets by the number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M., on a regular business day. The Portfolios' net asset values will not be calculated on those days and the values of some of a Portfolio's investment securities may change significantly on those days, when shareholders cannot purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      |X|  Securities  Valuation.   The  Board  of  Directors  has  established
procedures for the valuation of each Portfolio's securities. In general those procedures are as follows:

        |_| Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:
(1)   if last sale  information is regularly  reported,  they are valued at the last reported  sale price on the principal  exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)          if last sale information is not available on a valuation date, they are valued at the last reported sale price  preceding the valuation date if it is within the spread of the  closing  "bid" and  "asked"
             prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
        |_|  Equity  securities  traded  on  a  foreign   securities   exchange
generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing  service  approved by the
             Board of Directors, or
(2)          at the last sale price  obtained by the Manager  from the report of the principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)          at the mean between the "bid" and "asked" prices  obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
        |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
        |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
      ?  The   following   securities   are  valued  at  cost,   adjusted   for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. |_| Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When a Portfolio writes an option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Portfolio's gain on investments, if a call or put written by the Portfolio is exercised, the proceeds are increased by the premium received. If a call or put written by the Portfolio expires, the Portfolio has a gain in the amount of the premium. If the Portfolio enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Portfolio exercises a put it holds, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Portfolios have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Portfolio will vary from time to time depending on market conditions, the composition of the Portfolio's investment portfolio, and expenses borne by the Portfolio.

Tax Status of the Portfolios' Dividends and Distributions. The Company intend that each Portfolio shall qualify and be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code for each taxable year. By so qualifying, the Portfolios will not be subject to federal income taxes on amounts paid by them as dividends and distributions, as described in the respective Prospectuses. Each Portfolio is treated as a separate entity for purposes of determining federal tax treatment. The Company will endeavor to ensure that each Portfolio's assets are invested so that all requirements of Subchapter M are satisfied, but there can be no assurance that it will be successful in doing so.

      To qualify as a regulated investment company under Subchapter M of the Code, a Portfolio must, among other things, derive at least 90% of its gross income for the taxable year from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, fees from certain securities loans or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (this is referred to as the "90% income test"). The Portfolio must also satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income that a Portfolio earns from equity interests in certain entities that are not treated as corporations (e.g., they are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Portfolio as in the hands of such entities. Consequently, the Portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

      As noted in the Prospectuses, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations under that section. Those requirements, which are in addition to the diversification requirements imposed on a Portfolio by the Investment Company Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Additionally, because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, there are restrictions on the amount of its assets a Portfolio may invest in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days after a calendar quarter, no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

      Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the Portfolio and the insurance company issuing the contracts.

      Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency denominated debt securities, certain options and futures contracts relating to foreign currency, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year were to exceed the Portfolio's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

      Limitations imposed by the Code on regulated investment companies like the Portfolios may restrict the Portfolios' ability to enter into futures, options and currency forward transactions.

      The Portfolios may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

      The federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Portfolios may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit their transactions in these instruments.

      If a Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Portfolio could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Each Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Additional Information About the Portfolios

The Transfer Agent. OppenheimerFunds Services, a division of the Manager, is each Portfolio's transfer agent. It is responsible for maintaining each Portfolio's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It provides these services "at cost." It also acts as transfer agent for other funds managed by the Manager.

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Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the Portfolios as investments for those products should direct questions about their accounts to the servicing agent for their insurance company, because OppenheimerFunds Services does not maintain the records for those annuities, policies or other products.
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The Custodian Bank. The Bank of New York is the custodian bank for the Portfolios' assets. The custodian bank's responsibilities include safeguarding and controlling the Portfolios' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios.

      It will be the practice of the Portfolios to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Portfolios' cash balances with the custodian bank in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent   Auditors.   The  independent   auditors  of  the  Portfolios  are
Deloitte & Touche LLP. They audit the Portfolios' financial statements and perform other related audit services. They also act as auditors for the Manager of certain other funds advised by the Manager and its affiliates.



                                   Appendix A

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                         RATINGS DEFINITIONS
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Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
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Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Ratings Services
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Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently   vulnerable  to  nonpayment  and  is  dependent  upon  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
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International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations  and
are  extremely   speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default   risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                             Appendix B

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                      Industry Classifications
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Aerospace/Defense                   Food and Drug Retailers
Air Transportation                  Gas Utilities
Asset-Backed                        Health Care/Drugs
Auto Parts and Equipment            Health Care/Supplies & Services
Automotive                          Homebuilders/Real Estate
Bank Holding Companies              Hotel/Gaming
Banks                               Industrial Services
Beverages                           Information Technology
Broadcasting                        Insurance
Broker-Dealers                      Leasing & Factoring
Building Materials                  Leisure
Cable Television                    Manufacturing
Chemicals                           Metals/Mining
Commercial Finance                  Nondurable Household Goods
Communication Equipment             Office Equipment
Computer Hardware                   Oil - Domestic
Computer Software                   Oil - International
Conglomerates                       Paper
Consumer Finance                    Photography
Consumer Services                   Publishing
Containers                          Railroads
Convenience Stores                  Restaurants
Department Stores                   Savings & Loans
Diversified Financial               Shipping
Diversified Media                   Special Purpose Financial
Drug Wholesalers                    Specialty Printing
Durable Household Goods             Specialty Retailing
Education                           Steel
Electric Utilities                  Telecommunications - Technology
Electrical Equipment                Telephone - Utility
Electronics                         Textile/Apparel
Energy Services & Producers         Tobacco
Entertainment/Film                  Trucks and Parts
Environmental                       Wireless Services
Food
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*For purposes of a Portfolio's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into
"industries"   according  to  their  services   (e.g.,   gas   utilities,   gas
transmission utilities, electric utilities and telephone utilities are each considered a separate industry).
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Panorama Series Fund, Inc.
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Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado  80217
      1-888-470-0861

Custodian Bank
      The Bank of New York
      90 Washington Street
      New York, NY

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

PX.0499

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1. Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust or Managing General Partner of Centennial America Fund, L.P.

PANORAMA SERIES FUND, INC.
INDEPENDENT AUDITORS' REPORT
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The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (all of which are series of Panorama Series Fund, Inc.) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the period January 1, 1996 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1994 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP


Denver, Colorado
January 25, 1999

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                 MARKET VALUE
                                     SHARES      NOTE 1
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COMMON STOCKS - 57.2%
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CAPITAL GOODS - 6.3%
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AEROSPACE/DEFENSE - 1.5%
General Dynamics Corp.                  235,200  $   13,788,600
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Lockheed Martin Corp.                    70,251       5,953,772
                                                 --------------
                                                     19,742,372
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INDUSTRIAL SERVICES - 0.8%
Knoll, Inc.(1)                           55,300       1,638,262
---------------------------------------------------------------
Viad Corp.                              313,100       9,510,412
                                                 --------------
                                                     11,148,674
---------------------------------------------------------------
MANUFACTURING - 4.0%
Herman Miller, Inc.                     136,400       3,665,750
---------------------------------------------------------------
Ingersoll-Rand Co.                      181,700       8,528,544
---------------------------------------------------------------
PACCAR, Inc.                            116,800       4,803,400
---------------------------------------------------------------
Textron, Inc.                           244,000      18,528,750
---------------------------------------------------------------
United Technologies Corp.               169,300      18,411,375
                                                 --------------
                                                     53,937,819
---------------------------------------------------------------
CONSUMER CYCLICALS - 6.7%
---------------------------------------------------------------
AUTOS & HOUSING - 4.2%
Federal-Mogul Corp.                     236,100      14,047,950
---------------------------------------------------------------
Fleetwood Enterprises, Inc.              82,300       2,859,925
---------------------------------------------------------------
Kaufman & Broad Home Corp.               80,300       2,308,625
---------------------------------------------------------------
Maytag Corp.                            309,900      19,291,275
---------------------------------------------------------------
Owens Corning                           148,900       5,276,644
---------------------------------------------------------------
USG Corp.                               166,300       8,470,906
---------------------------------------------------------------
Whirlpool Corp.                          72,200       3,998,075
                                                 --------------
                                                     56,253,400
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.2%
Hasbro, Inc.                             77,000       2,781,625
---------------------------------------------------------------
RETAIL: GENERAL - 2.2%
Dayton Hudson Corp.                     184,500      10,009,125
---------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                 128,500       5,597,781
---------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)        83,800       1,157,487
---------------------------------------------------------------
Gucci Group NV                           81,800       3,977,525
---------------------------------------------------------------
K Mart Corp.(1)                         154,700       2,368,844
---------------------------------------------------------------
Nordstrom, Inc.                          85,300       2,958,844
---------------------------------------------------------------
Shaw Industries, Inc.                   133,800       3,244,650
                                                 --------------
                                                     29,314,256
---------------------------------------------------------------
RETAIL: SPECIALTY - 0.1%
Payless ShoeSource, Inc.(1)              39,800       1,885,525

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
CONSUMER STAPLES - 7.7%
---------------------------------------------------------------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.               166,100  $   10,900,312
---------------------------------------------------------------
CONSUMER SERVICES - 0.3%
Hertz Corp., Cl. A                       95,000       4,334,375
---------------------------------------------------------------
FOOD - 1.4%
General Mills, Inc.                     116,400       9,050,100
---------------------------------------------------------------
IBP, Inc.                               353,600      10,298,600
                                                 --------------
                                                     19,348,700
---------------------------------------------------------------
FOOD & DRUG RETAILERS - 2.8%
Albertson's, Inc.                       174,600      11,119,837
---------------------------------------------------------------
Kroger Co.(1)                           252,200      15,258,100
---------------------------------------------------------------
Safeway, Inc.(1)                        184,400      11,236,875
                                                 --------------
                                                     37,614,812
---------------------------------------------------------------
HOUSEHOLD GOODS - 2.4%
Dial Corp. (The)                        372,000      10,741,500
---------------------------------------------------------------
Fort James Corp.                        182,875       7,315,000
---------------------------------------------------------------
Premark International, Inc.             411,700      14,255,112
                                                 --------------
                                                     32,311,612
---------------------------------------------------------------
ENERGY - 0.5%
---------------------------------------------------------------
OIL-DOMESTIC - 0.5%
Exxon Corp.                              99,600       7,283,250
---------------------------------------------------------------
FINANCIAL - 11.0%
---------------------------------------------------------------
BANKS - 2.5%
Bank One Corp.                          184,300       9,410,819
---------------------------------------------------------------
BankBoston Corp.                        249,900       9,730,481
---------------------------------------------------------------
First Union Corp.                       237,400      14,436,887
                                                 --------------
                                                     33,578,187
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.0%
Citigroup, Inc.                         296,700      14,686,650
---------------------------------------------------------------
Fannie Mae                              168,200      12,446,800
                                                 --------------
                                                     27,133,450
---------------------------------------------------------------
INSURANCE - 5.8%
Allstate Corp.                          142,600       5,507,925
---------------------------------------------------------------
American General Corp.                  122,200       9,531,600
---------------------------------------------------------------
American International Group, Inc.      126,100      12,184,412
---------------------------------------------------------------
Cigna Corp.                             175,900      13,599,269
---------------------------------------------------------------
Conseco, Inc.                           265,800       8,123,513
---------------------------------------------------------------
Equitable Cos., Inc.                     46,800       2,708,550
---------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                    108,500       5,953,938
---------------------------------------------------------------
Jefferson-Pilot Corp.                   113,600       8,520,000
---------------------------------------------------------------
Transamerica Corp.                       66,400       7,669,200

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                   115,200  $    3,571,200
                                                 --------------
                                                     77,369,607
---------------------------------------------------------------
SAVINGS & LOANS - 0.7%
Golden West Financial Corp.              98,800       9,058,725
---------------------------------------------------------------
HEALTHCARE - 4.4%
---------------------------------------------------------------
HEALTHCARE/DRUGS - 2.2%
Amgen, Inc.(1)                          160,400      16,771,825
---------------------------------------------------------------
Genzyme Corp. (General Division)(1)     267,960      13,331,010
                                                 --------------
                                                     30,102,835
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.2%
Bard (C.R.), Inc.                       248,100      12,280,950
---------------------------------------------------------------
Tenet Healthcare Corp.(1)               251,920       6,612,900
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)      113,900       3,367,169
---------------------------------------------------------------
WellPoint Health Networks, Inc.(1)       89,900       7,821,300
                                                 --------------
                                                     30,082,319
---------------------------------------------------------------
TECHNOLOGY - 11.1%
---------------------------------------------------------------
COMPUTER HARDWARE - 8.0%
3Com Corp.(1)                           251,000      11,247,938
---------------------------------------------------------------
Apple Computer, Inc.(1)                 272,000      11,135,000
---------------------------------------------------------------
Compaq Computer Corp.                   610,300      25,594,456
---------------------------------------------------------------
International Business Machines
Corp.                                   168,300      31,093,425
---------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                109,000      10,954,500
---------------------------------------------------------------
Seagate Technology, Inc.(1)             230,200       6,963,550
---------------------------------------------------------------
Storage Technology Corp. (New)(1)       289,700      10,302,456
                                                 --------------
                                                    107,291,325
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.4%
First Data Corp.                        156,200       4,949,588
---------------------------------------------------------------
Network Associates, Inc.(1)             199,900      13,243,375
                                                 --------------
                                                     18,192,963
---------------------------------------------------------------
PHOTOGRAPHY - 1.7%
Eastman Kodak Co.                        64,300       4,629,600
---------------------------------------------------------------
Xerox Corp.                             151,100      17,829,800
                                                 --------------
                                                     22,459,400
---------------------------------------------------------------
TELECOMMUNICATIONS - 5.9%
---------------------------------------------------------------
TELEPHONE UTILITIES - 3.1%
Bell Atlantic Corp.                     278,100      15,799,556
---------------------------------------------------------------
Century Telephone Enterprises, Inc.      79,900       5,393,250
---------------------------------------------------------------
U S West, Inc.                          317,100      20,492,588
                                                 --------------
                                                     41,685,394
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.8%
ALLTELL Corp.                           200,700      12,004,369

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

AT&T Corp.                              343,400  $   25,840,850
                                                 --------------
                                                     37,845,219
---------------------------------------------------------------
TRANSPORTATION - 0.4%
---------------------------------------------------------------
AIR TRANSPORTATION - 0.4%
AMR Corp.(1)                             51,600       3,063,750
---------------------------------------------------------------
Delta Air Lines, Inc.                    40,400       2,100,800
                                                 --------------
                                                      5,164,550
---------------------------------------------------------------
UTILITIES - 3.2%
---------------------------------------------------------------
ELECTRIC UTILITIES - 2.3%
CalEnergy, Inc.(1)                      136,400       4,731,375
---------------------------------------------------------------
FPL Group, Inc.                         112,100       6,908,163
---------------------------------------------------------------
Houston Industries, Inc.                264,600       8,500,275
---------------------------------------------------------------
Montana Power Co.                       184,600      10,441,438
                                                 --------------
                                                     30,581,251
---------------------------------------------------------------
GAS UTILITIES - 0.9%
Columbia Energy Group                   204,650      11,818,538
                                                 --------------
Total Common Stocks (Cost
$639,078,833)                                       769,220,495
---------------------------------------------------------------
OTHER SECURITIES - 0.3%
---------------------------------------------------------------
Ingersoll-Rand International
Finance Corp. I, 6.22% Preferred
Redeemable Increased Dividend
Equity Securities, 5/16/01(2) (Cost
$4,250,000)                             170,000       4,420,000

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.6%
---------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                $4,500,000       4,521,094
---------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1997-A, Cl. A-5, 6.80%, 2/15/05       4,050,000       4,110,750
                                                 --------------
Total Asset-Backed Securities (Cost
$8,544,073)                                           8,631,844
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 4.6%
---------------------------------------------------------------
Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2,
7.60%, 3/18/06                        6,000,000       6,496,875
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                           3,750,000       3,835,538
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                            2,866,534       2,884,937
Series 1843, Cl. VB, 7%, 4/15/03      3,578,600       3,654,645
Series 1849, Cl. VA, 6%, 12/15/10     3,729,761       3,762,397
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Securities Series 1583, Cl. IC,
7.03%, 1/15/20(3)                     7,240,399         710,464

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
---------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                          $2,077,115  $    2,083,679
6.50%, 4/1/24-4/1/26                  2,866,615       2,887,293
7%, 4/1/00                              518,099         517,608
7.50%, 5/1/07-12/1/08                 1,039,517       1,069,655
8.00%, 3/1/17-6/1/17                    173,239         180,712
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Trust 1992-15, Cl.
KZ, 7%, 2/25/22                       2,416,713       2,421,233
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                               1,194,471       1,192,226
---------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM,
7.56%, 10/25/23(3)                    6,249,544         824,128
---------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09   4,707,789       4,497,398
---------------------------------------------------------------
General National Mortgage Assn.:
6.50%, 4/15/26                        4,280,346       4,326,276
7%, 11/15/08-1/15/24                  2,064,297       2,115,816
7.50%, 1/15/09-6/15/24                4,683,690       4,831,281
8%, 5/15/17                             811,523         850,681
---------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(4)     3,400,000       3,402,125
---------------------------------------------------------------
Norwest Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A-3, 6.75%,
10/25/27                              5,000,000       4,993,750
---------------------------------------------------------------
Prudential Home Mortgage Securities
Co., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1993-L, Cl.
1B2, 6.641%, 12/25/23(2)(4)           1,900,000       1,898,219
---------------------------------------------------------------
Residential Funding Mortgage
Securities I, Inc., Mtg.
Pass-Through Certificates, Series
1998-S4, Cl. M1, 6.50%, 2/25/13       2,038,732       2,003,373
                                                 --------------
Total Mortgage-Backed Obligations
(Cost $59,821,727)                                   61,440,309
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 4.9%
---------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26(5)  38,250,000      41,752,285
---------------------------------------------------------------
U.S. Treasury Bonds, STRIPS,
5.593%, 11/15/18(6)                  50,000,000      16,661,650
---------------------------------------------------------------
U.S. Treasury Bonds, STRIPS,
7.835%, 5/15/15(6)                    2,250,000         918,718
---------------------------------------------------------------
U.S. Treasury Nts., 6.125%,
8/15/07(5)                            5,350,000       5,848,219
                                                 --------------
Total U.S. Government Obligations
(Cost $64,647,784)                                   65,180,872
---------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.1%
---------------------------------------------------------------
United Mexican States Bonds, 6.97%,
8/12/00 (Cost $1,731,367)             1,750,000       1,705,156
---------------------------------------------------------------
NON-COVERTIBLE CORPORATE BONDS AND
NOTES - 17.5%
---------------------------------------------------------------
BASIC MATERIALS - 0.9%
---------------------------------------------------------------
CHEMICALS - 0.4%
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20         2,512,000       3,419,229

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
CHEMICALS (CONTINUED)

PPG Industries, Inc., 9% Debs.,
5/1/21                               $1,190,000  $    1,522,227
                                                 --------------
                                                      4,941,456
---------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                               4,000,000       4,275,280
---------------------------------------------------------------
PAPER - 0.2%
Donohue Forest Products, Inc.,
7.625% Gtd. Sr. Nts., 5/15/07         2,500,000       2,743,845
---------------------------------------------------------------
CAPITAL GOODS - 3.3%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
Northwest Airlines Corp., 8.375%
Unsec. Nts., 3/15/04                  4,250,000       4,329,802
---------------------------------------------------------------
Raytheon Co., 6.45% Nts., 8/15/02     2,500,000       2,574,637
                                                 --------------
                                                      6,904,439
---------------------------------------------------------------
INDUSTRIAL SERVICES - 2.1%
Fred Meyer, Inc., 7.375% Sr. Nts.,
3/1/05                                6,750,000       7,156,404
---------------------------------------------------------------
Interface, Inc., 7.30% Sr. Nts.,
4/1/08                                2,000,000       1,977,098
---------------------------------------------------------------
Norse CBO Ltd., 6.515%
Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10(2)         4,000,000       3,955,000
---------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr.
Nts., 5/15/05                         5,000,000       5,075,165
---------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                              4,000,000       4,221,468
---------------------------------------------------------------
Tyco International Group SA, 6.125%
Nts., 11/1/08(7)                      2,500,000       2,520,830
---------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06           2,860,000       2,834,000
                                                 --------------
                                                     27,739,965
---------------------------------------------------------------
MANUFACTURING - 0.7%
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                2,150,000       2,177,941
---------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                              1,500,000       1,610,625
---------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                               5,500,000       5,463,496
                                                 --------------
                                                      9,252,062
---------------------------------------------------------------
CONSUMER CYCLICALS - 0.6%
---------------------------------------------------------------
AUTOS & HOUSING - 0.2%
Black & Decker Corp., 6.625% Nts.,
11/15/00                              2,700,000       2,746,170
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.1%
Felcor Suites LP, 7.375% Sr. Nts.,
10/1/04                               2,000,000       1,898,252
---------------------------------------------------------------
MEDIA - 0.1%
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(7)                           1,600,000       1,577,376
---------------------------------------------------------------
RETAIL: GENERAL - 0.2%
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                         2,000,000       2,153,018
---------------------------------------------------------------
CONSUMER STAPLES - 2.9%
---------------------------------------------------------------
ENTERTAINMENT - 0.8%
Paramount Communications, Inc.,
7.50% Sr. Nts., 1/15/02               4,250,000       4,475,263
---------------------------------------------------------------
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05        4,650,000       4,798,819
---------------------------------------------------------------
Viacom, Inc., 6.75% Sr. Unsec.
Nts., 1/15/03                         1,500,000       1,545,595
                                                 --------------
                                                     10,819,677

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
FOOD - 1.3%
CPC International, Inc., 6.15%
Unsec. Nts., Series C, 1/15/06       $2,000,000  $    2,084,292
---------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                         3,500,000       3,534,048
---------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                         6,115,000       6,571,956
---------------------------------------------------------------
RACERS-Kellogg-98-1, 5.75% Nts.,
2/2/01(7)                             5,000,000       5,050,210
                                                 --------------
                                                     17,240,506
---------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
Dial Corp. (The), 5.89% Medium-Term
Nts., Series A, 10/22/01              3,250,000       3,209,710
---------------------------------------------------------------
Fort James Corp.:
6.234% Nts., 3/15/01                  1,750,000       1,774,208
6.875% Sr. Nts., 9/15/07              5,000,000       5,205,050
---------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                        750,000         997,114
                                                 --------------
                                                     11,186,082
---------------------------------------------------------------
ENERGY - 2.3%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9% Chesapeake Energy Corp., 7.875% Sr.
Nts., Series B, 3/15/04               3,250,000       2,583,750
---------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                               3,190,000       3,419,173
---------------------------------------------------------------
Colorado Interstate Gas Corp., 10%
Sr. Debs., 6/15/05                      455,000         560,235
---------------------------------------------------------------
Columbia Gas System, Inc., 6.80%
Nts., Series C, 11/28/05              2,000,000       2,114,530
---------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17               2,000,000       1,808,750
9% Debs., 8/15/99                     1,750,000       1,758,750
---------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                          700,000         858,101
---------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                  4,000,000       4,325,384
---------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                         3,600,000       3,835,660
---------------------------------------------------------------
Petroliam Nasional Berhad, 6.875%
Nts., 7/1/03(2)                       2,500,000       2,138,390
---------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                         2,250,000       2,885,782
                                                 --------------
                                                     26,288,505
---------------------------------------------------------------
OIL - DOMESTIC - 0.4%
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                         4,500,000       4,551,250
---------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                           500,000         648,127
                                                 --------------
                                                      5,199,377
---------------------------------------------------------------
FINANCIAL - 4.3%
---------------------------------------------------------------
BANKS - 1.1%
BankAmerica Corp. (New), 7.75% Sub.
Nts., 7/15/02                         1,250,000       1,341,900
---------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                         2,350,000       2,262,141
---------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00            1,000,000       1,079,609
---------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                750,000         822,502
---------------------------------------------------------------
Greenpoint Bank (Brooklyn New
York), 6.70% Sr. Medium-Term Bank
Nts., 7/15/02                         5,000,000       5,134,050
---------------------------------------------------------------
People's Bank of Bridgeport
(Connecticut), 7.20% Sub. Nts.,
12/1/06                               4,000,000       4,244,048
                                                 --------------
                                                     14,884,250

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.1%
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00              $1,500,000  $    1,508,329
---------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(7)                            2,750,000       3,174,319
---------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                         2,300,000       2,263,757
---------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01    3,070,000       3,082,765
---------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                 750,000         754,206
---------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                  1,200,000       1,204,284
---------------------------------------------------------------
Household Finance Corp., 8.95%
Debs., 9/15/99                        1,200,000       1,227,384
---------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00         1,250,000       1,249,856
                                                 --------------
                                                     14,464,900
---------------------------------------------------------------
INSURANCE - 1.3%
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                         2,750,000       2,638,089
---------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01    3,000,000       2,877,171
---------------------------------------------------------------
Equitable Life Assurance Society
(U.S.A.), 6.95% Surplus Nts.,
12/1/05(7)                            2,000,000       2,118,334
---------------------------------------------------------------
GenAmerica Capital I, 8.525% Nts.,
6/30/27(7)                            3,250,000       3,311,396
---------------------------------------------------------------
Life Re Capital Trust I, 8.72%
Nts., 6/15/27(7)                      2,500,000       2,909,330
---------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                   3,500,000       3,584,227
                                                 --------------
                                                     17,438,547
---------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.8%
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01            5,520,000       5,484,683
---------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                               3,000,000       3,025,341
---------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                         3,000,000       2,969,067
                                                 --------------
                                                     11,479,091
---------------------------------------------------------------
HEALTHCARE - 0.3%
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.3% Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                  1,500,000       1,554,231
8.625% Sr. Unsec. Nts., 12/1/03       2,000,000       2,112,402
                                                 --------------
                                                      3,666,633
---------------------------------------------------------------
TECHNOLOGY - 0.2%
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Electric Data Systems Corp., 7.125%
Nts., 5/15/05(7)                      2,000,000       2,177,722
---------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
0.3%
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01   3,800,000       3,751,649
---------------------------------------------------------------
TRANSPORTATION - 0.3%
---------------------------------------------------------------
RAILROADS & TRUCKERS - 0.3% Union Pacific Corp.:
7% Nts., 6/15/00                      2,030,000       2,069,023
7.60% Nts., 5/1/05                    2,000,000       2,152,886
                                                 --------------
                                                      4,221,909

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
UTILITIES - 2.0%
---------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
El Paso Electric Co., 8.25% First
Mtg. Bonds, Series C, 2/1/03         $3,278,000  $    3,474,680
---------------------------------------------------------------
Hawaiian Electric Industries, Inc.,
6.31% Medium-Term Nts., Series B,
2/19/02                               5,000,000       5,052,465
---------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01     5,000,000       5,102,685
                                                 --------------
                                                     13,629,830
---------------------------------------------------------------
GAS UTILITIES - 1.0%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01              2,000,000       2,031,266
---------------------------------------------------------------
Southern California Gas Co., 6.38%
Medium-Term Nts., 10/29/01            2,500,000       2,559,663
---------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                         3,800,000       4,056,249
---------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts.,
8/1/02                                4,675,000       4,690,385
                                                 --------------
                                                     13,337,563
                                                 --------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $229,982,709)                 234,018,104
---------------------------------------------------------------
SHORT-TERM NOTES - 10.7%(8)
---------------------------------------------------------------
Federal Home Loan Bank:
4.93%, 1/4/99                        10,000,000       9,995,892
5.05%, 1/21/99                       10,000,000       9,971,944
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 1/4/99                         3,000,000       2,998,875
5.02%, 1/15/99                       10,000,000       9,980,167
5.03%, 1/11/99                       11,344,000      11,327,916
5.03%, 1/14/99                       10,000,000       9,981,728
5.06%, 1/13/99                       10,000,000       9,983,133
5.06%, 1/27/99                        7,487,000       7,459,639
5.07%, 1/7/99                        10,000,000       9,991,550
5.07%, 1/19/99                       10,000,000       9,974,650
5.08%, 1/20/99                       10,000,000       9,973,189
5.10%, 1/8/99                        10,000,000       9,990,083
---------------------------------------------------------------
Federal National Mortgage Assn.:
4.91%, 1/4/99                        10,000,000       9,995,908
4.93%, 1/5/99                        20,000,000      19,988,844
5.20%, 1/14/99                        1,988,000       1,984,411
                                                 --------------
Total Short-Term Notes (Cost
$143,597,929)                                       143,597,929
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.3%
---------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  4.75%, dated 12/31/98, to be repurchased at $57,730,453  on 1/4/99,  collaterallized  by U.S.  Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06, with a value of $58,877,313 (Cost
$57,700,000)                         57,700,000      57,700,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$1,209,354,422)                           100.2%  1,345,914,709
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                     (0.2)     (2,032,330)
                                     ----------  --------------
NET ASSETS                                100.0% $1,343,882,379
                                     ----------  --------------
                                     ----------  --------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. Securities with an aggregate market value of $14,195,005 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $22,839,517, or 1.70% of the Fund's net assets as of December 31, 1998.

8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 95.1%
----------------------------------------------------------------
CAPITAL GOODS - 9.8%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 2.1%
General Dynamics Corp.                   229,600   $ 13,460,300
----------------------------------------------------------------
Lockheed Martin Corp.                     71,652      6,072,507
                                                   -------------
                                                     19,532,807
----------------------------------------------------------------
INDUSTRIAL SERVICES - 1.4%
Knoll, Inc.(1)                            52,800      1,564,200
----------------------------------------------------------------
Viad Corp.                               370,800     11,263,050
                                                   -------------
                                                     12,827,250
----------------------------------------------------------------
MANUFACTURING - 6.3%
Herman Miller, Inc.                      130,900      3,517,937
----------------------------------------------------------------
Ingersoll-Rand Co.                       241,800     11,349,487
----------------------------------------------------------------
PACCAR, Inc.                             136,000      5,593,000
----------------------------------------------------------------
Textron, Inc.                            236,700     17,974,406
----------------------------------------------------------------
United Technologies Corp.                176,200     19,161,750
                                                   -------------
                                                     57,596,580
----------------------------------------------------------------
CONSUMER CYCLICALS - 11.7%
----------------------------------------------------------------
AUTOS & HOUSING - 7.1%
Federal-Mogul Corp.                      322,100     19,164,950
----------------------------------------------------------------
Fleetwood Enterprises, Inc.               81,000      2,814,750
----------------------------------------------------------------
Kaufman & Broad Home Corp.                79,300      2,279,875
----------------------------------------------------------------
Maytag Corp.                             315,500     19,639,875
----------------------------------------------------------------
Owens Corning                            224,300      7,948,631
----------------------------------------------------------------
USG Corp.                                182,800      9,311,375
----------------------------------------------------------------
Whirlpool Corp.                           72,300      4,003,612
                                                   -------------
                                                     65,163,068
----------------------------------------------------------------
LEISURE - 0.5%
Hasbro, Inc.                             116,900      4,223,012
----------------------------------------------------------------
RETAIL: GENERAL - 3.7%
Dayton Hudson Corp.                      199,100     10,801,175
----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                  123,700      5,388,681
----------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)        179,500      2,479,344
----------------------------------------------------------------
Gucci Group NV                            78,600      3,821,925
----------------------------------------------------------------
K Mart Corp.(1)                          266,100      4,074,656
----------------------------------------------------------------
Nordstrom, Inc.                          111,400      3,864,187
----------------------------------------------------------------
Shaw Industries, Inc.                    132,200      3,205,850
                                                   -------------
                                                     33,635,818
----------------------------------------------------------------
RETAIL: SPECIALTY - 0.4%
Payless ShoeSource, Inc.(1)               70,400      3,335,200

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
CONSUMER STAPLES - 13.2%
----------------------------------------------------------------
BEVERAGES - 1.5%
Anheuser-Busch Cos., Inc.                204,900   $ 13,446,562
----------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Hertz Corp., Cl. A                       127,200      5,803,500
----------------------------------------------------------------
FOOD - 2.4%
General Mills, Inc.                      131,700     10,239,675
----------------------------------------------------------------
IBP, Inc.                                400,000     11,650,000
                                                   -------------
                                                     21,889,675
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 4.6%
Albertson's, Inc.                        193,600     12,329,900
----------------------------------------------------------------
Kroger Co.(1)                            251,800     15,233,900
----------------------------------------------------------------
Safeway, Inc.(1)                         246,900     15,045,469
                                                   -------------
                                                     42,609,269
----------------------------------------------------------------
HOUSEHOLD GOODS - 4.1%
Dial Corp. (The)                         379,800     10,966,725
----------------------------------------------------------------
Fort James Corp.                         288,262     11,530,480
----------------------------------------------------------------
Premark International, Inc.              424,400     14,694,850
                                                   -------------
                                                     37,192,055
----------------------------------------------------------------
ENERGY - 1.1%
----------------------------------------------------------------
OIL - DOMESTIC - 1.1%
Exxon Corp.                              132,300      9,674,437
----------------------------------------------------------------
FINANCIAL - 16.8%
----------------------------------------------------------------
BANKS - 4.5%
Bank One Corp.                           252,500     12,893,281
----------------------------------------------------------------
BankBoston Corp.                         280,700     10,929,756
----------------------------------------------------------------
First Union Corp.                        281,900     17,143,044
                                                   -------------
                                                     40,966,081
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.8%
Citigroup, Inc.                          284,800     14,097,600
----------------------------------------------------------------
Fannie Mae                               162,100     11,995,400
                                                   -------------
                                                     26,093,000
----------------------------------------------------------------
INSURANCE - 8.4%
Allstate Corp.                           133,900      5,171,888
----------------------------------------------------------------
American General Corp.                   117,600      9,172,800
----------------------------------------------------------------
American International Group, Inc.       143,000     13,817,375
----------------------------------------------------------------
Cigna Corp.                              169,800     13,127,663
----------------------------------------------------------------
Conseco, Inc.                            262,000      8,007,375
----------------------------------------------------------------
Equitable Cos., Inc.                      40,500      2,343,938
----------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                     104,600      5,739,925
----------------------------------------------------------------
Jefferson-Pilot Corp.                    112,700      8,452,500
----------------------------------------------------------------
Transamerica Corp.                        65,700      7,588,350

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                    134,500   $  4,169,500
                                                   -------------
                                                     77,591,314
----------------------------------------------------------------
SAVINGS & LOANS - 1.1%
Golden West Financial Corp.              107,000      9,810,563
----------------------------------------------------------------
HEALTHCARE - 7.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 4.0%
Amgen, Inc.(1)                           177,700     18,580,756
----------------------------------------------------------------
Genzyme Corp. (General Division)(1)      365,600     18,188,600
                                                   -------------
                                                     36,769,356
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.9%
Bard (C.R.), Inc.                        321,100     15,894,450
----------------------------------------------------------------
Tenet Healthcare Corp.(1)                347,230      9,114,788
----------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)       112,600      3,328,738
----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)        88,200      7,673,400
                                                   -------------
                                                     36,011,376
----------------------------------------------------------------
TECHNOLOGY - 19.2%
----------------------------------------------------------------
COMPUTER HARDWARE - 13.6%
3Com Corp.(1)                            302,600     13,560,263
----------------------------------------------------------------
Apple Computer, Inc.(1)                  288,600     11,814,563
----------------------------------------------------------------
Compaq Computer Corp.                    599,900     25,158,306
----------------------------------------------------------------
International Business Machines
Corp.                                    216,200     39,942,950
----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                 150,800     15,155,400
----------------------------------------------------------------
Seagate Technology, Inc.(1)              287,900      8,708,975
----------------------------------------------------------------
Storage Technology Corp. (New)(1)        303,600     10,796,775
                                                   -------------
                                                    125,137,232
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.3%
First Data Corp.                         164,800      5,222,100
----------------------------------------------------------------
Network Associates, Inc.(1)              240,900     15,959,625
                                                   -------------
                                                     21,181,725
----------------------------------------------------------------
PHOTOGRAPHY - 3.3%
Eastman Kodak Co.                        102,500      7,380,000
----------------------------------------------------------------
Xerox Corp.                              197,900     23,352,200
                                                   -------------
                                                     30,732,200
----------------------------------------------------------------
TELECOMMUNICATIONS - 9.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 5.1%
Bell Atlantic Corp.                      305,800     17,373,263
----------------------------------------------------------------
Century Telephone Enterprises, Inc.      104,250      7,036,875
----------------------------------------------------------------
U S West, Inc.                           350,900     22,676,913
                                                   -------------
                                                     47,087,051
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
4.1%
ALLTELL Corp.                            196,500     11,753,156

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

AT&T Corp.                               349,300   $ 26,284,825
                                                   -------------
                                                     38,037,981
----------------------------------------------------------------
TRANSPORTATION - 0.9%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.9%
AMR Corp.(1)                              79,000      4,690,625
----------------------------------------------------------------
Delta Air Lines, Inc.                     71,400      3,712,800
                                                   -------------
                                                      8,403,425
----------------------------------------------------------------
UTILITIES - 5.3%
----------------------------------------------------------------
ELECTRIC UTILITIES - 4.0%
CalEnergy, Inc.(1)                       131,100      4,547,531
----------------------------------------------------------------
FPL Group, Inc.                          151,200      9,317,700
----------------------------------------------------------------
Houston Industries, Inc.                 261,500      8,400,688
----------------------------------------------------------------
Montana Power Co.                        263,300     14,892,906
                                                   -------------
                                                     37,158,825
----------------------------------------------------------------
GAS UTILITIES - 1.3%
Columbia Energy Group                    208,600     12,046,650
                                                   -------------
Total Common Stocks (Cost
$689,695,739)                                       873,956,012

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
SHORT-TERM NOTES - 3.0%(2)
----------------------------------------------------------------
Federal Home Loan Bank, 4.93%,
1/4/99                               $ 5,000,000      4,997,946
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.97%, 1/12/99                         9,000,000      8,986,333
5.02%, 1/15/99                        11,000,000     10,978,183
5.07%, 1/7/99                          3,000,000      2,997,465
                                                   -------------
Total Short-Term Notes (Cost
$27,959,927)                                         27,959,927
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
----------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  4.75%, dated 12/31/98, to be  repurchased at $23,812,561  on 1/4/99,  collateralized  by U.S.  Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06, with a value of $24,285,616 (Cost
$23,800,000)                          23,800,000     23,800,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$741,455,666)                              100.7%   925,715,939
----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (0.7)    (6,844,480)
                                     -----------   -------------
NET ASSETS                                 100.0%  $918,871,459
                                     -----------   -------------
                                     -----------   -------------

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 24.2%
---------------------------------------------------------------
GOVERNMENT AGENCY - 24.2%
---------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 10.0%
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, 10.50%, 10/1/20        $   121,568   $   134,687
---------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                   2,010,687     2,026,461
7.50%, 9/1/22                            306,962       315,401
                                                   ------------
                                                     2,476,549
---------------------------------------------------------------
GNMA/GUARANTEED - 14.2%
Government National Mortgage Assn.:
6.50%, 7/15/28                         1,178,465     1,190,733
7%, 10/15/23-3/15/26                   2,302,266     2,357,254
                                                   ------------
                                                     3,547,987
                                                   ------------
Total Mortgage-Backed Obligations
(Cost $5,930,746)                                    6,024,536
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 54.2%
---------------------------------------------------------------
AGENCY - 4.1%
---------------------------------------------------------------
GOVERNMENT AGENCY-SPONSORED - 4.1%
Federal Farm Credit Bank,
Medium-Term Nts., 6.37%, 9/1/00        1,000,000     1,021,560
---------------------------------------------------------------
TREASURY - 50.1%
---------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                     2,175,000     2,705,156
8.125%, 8/15/19                          500,000       668,750
9.25%, 2/15/16                         1,200,000     1,724,250
---------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                           500,000       522,032
7.25%, 8/15/04                         2,700,000     3,037,500
7.50%, 11/15/01-2/15/05                  905,000     1,007,875
7.875%, 11/15/04                       2,255,000     2,612,981
8.50%, 2/15/00                           200,000       208,250
                                                   ------------
                                                    12,486,794
                                                   ------------
Total U.S. Government Obligations
(Cost $12,300,485)                                  13,508,354
---------------------------------------------------------------
SHORT-TERM NOTES - 15.2%(2)
---------------------------------------------------------------
Federal Farm Credit Bank, 4.95%,
1/15/99                                1,395,000     1,392,314
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Mtg.-Backed Certificates, 7.125%,
7/21/99                                1,000,000     1,011,496
---------------------------------------------------------------
Student Loan Marketing Assn.,
4.40%, 1/4/99                          1,400,000     1,399,487
                                                   ------------
Total Short-Term Notes (Cost
$3,839,071)                                          3,803,297
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.4%
---------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  4.75%, dated 12/31/98, to be repurchased at $1,100,581 on 1/4/99, collateralized by U.S. Treasury Nts.,
4%-8.875%, 2/15/99-7/15/06, with a value of
$1,122,444 (Cost $1,100,000)           1,100,000     1,100,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$23,170,302)                                98.0%   24,436,187
---------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES              2.0       486,692
                                     -----------   ------------
NET ASSETS                                 100.0%  $24,922,879
                                     -----------   ------------
                                     -----------   ------------

1.  Securities   with  an  aggregate   market  value  of  $49,750  are  held  in
collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
COMMON STOCKS - 97.0%
-------------------------------------------------------------
BASIC MATERIALS - 0.7%
-------------------------------------------------------------
CHEMICALS - 0.7%
Fuji Photo Film Co.                      19,000  $   704,636
-------------------------------------------------------------
CAPITAL GOODS - 8.1%
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
Toshiba Corp.                           138,000      820,080
-------------------------------------------------------------
INDUSTRIAL SERVICES - 1.3%
Hays plc                                156,000    1,332,038
-------------------------------------------------------------
MANUFACTURING - 6.0%
BBA Group plc                           170,000    1,055,566
-------------------------------------------------------------
Brambles Industries Ltd.                 33,000      804,113
-------------------------------------------------------------
Mannesmann AG                            20,000    2,314,586
-------------------------------------------------------------
Smiths Industries plc                    91,000    1,270,393
-------------------------------------------------------------
Taiyo Yuden Co.                          60,000      708,874
                                                 ------------
                                                   6,153,532
-------------------------------------------------------------
CONSUMER CYCLICALS - 14.3%
-------------------------------------------------------------
AUTOS & HOUSING - 3.5%
Bridgestone Corp.                        22,000      498,278
-------------------------------------------------------------
Cie de Saint Gobain                       7,000      988,721
-------------------------------------------------------------
Suzuki Motor Corp.                       58,000      686,269
-------------------------------------------------------------
Valeo SA                                 18,000    1,419,117
                                                 ------------
                                                   3,592,385
-------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
CDL Hotels International Ltd.         2,250,000      577,964
-------------------------------------------------------------
Nintendo Co. Ltd.                         8,400      812,185
                                                 ------------
                                                   1,390,149
-------------------------------------------------------------
MEDIA - 2.9%
Benpres Holdings Corp.(1)               960,000      155,480
-------------------------------------------------------------
VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit         35,000    1,320,426
-------------------------------------------------------------
Wolters Kluwer NV                         7,000    1,498,721
                                                 ------------
                                                   2,974,627
-------------------------------------------------------------
RETAIL: GENERAL - 1.4%
Circle K Japan Co. Ltd.                  10,200      447,629
-------------------------------------------------------------
Ito-Yokado Co. Ltd.                      15,000    1,046,358
                                                 ------------
                                                   1,493,987
-------------------------------------------------------------
RETAIL: SPECIALTY - 5.2%
Boots Co. plc                            59,000      999,252
-------------------------------------------------------------
Hennes & Mauritz AB, B Shares            23,000    1,878,468
-------------------------------------------------------------
Kingfisher plc                           88,000      882,720
-------------------------------------------------------------
Koninklijke Ahold NV                     45,000    1,664,121
                                                 ------------
                                                   5,424,561

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
CONSUMER STAPLES - 13.0%
-------------------------------------------------------------
BEVERAGES - 1.0%
Scottish & Newcastle plc                 88,000  $   994,336
-------------------------------------------------------------
ENTERTAINMENT - 0.9%
Shaw Brothers (Hong Kong) Ltd.        2,200,000      951,333
-------------------------------------------------------------
FOOD - 6.1%
Groupe Danone                             6,000    1,718,580
-------------------------------------------------------------
Jeronimo Martins & Filho SA              20,000    1,094,145
-------------------------------------------------------------
Kerry Group plc, Cl. A                   75,000    1,023,195
-------------------------------------------------------------
Koninklijke Numico NV                    23,000    1,096,891
-------------------------------------------------------------
Nestle SA                                   650    1,414,483
                                                 ------------
                                                   6,347,294
-------------------------------------------------------------
FOOD & DRUG RETAILERS - 2.6%
Colruyt SA                                1,500    1,257,541
-------------------------------------------------------------
William Morrison Supermarkets plc       306,000    1,405,355
                                                 ------------
                                                   2,662,896
-------------------------------------------------------------
HOUSEHOLD GOODS - 2.4%
L'OREAL                                   2,400    1,735,766
-------------------------------------------------------------
Reckitt & Colman plc                     58,000      765,466
                                                 ------------
                                                   2,501,232
-------------------------------------------------------------
ENERGY - 2.4%
-------------------------------------------------------------
OIL - DOMESTIC - 1.1%
Total SA, B Shares                       11,157    1,130,479
-------------------------------------------------------------
OIL - INTERNATIONAL - 1.3%
Shell Transport & Trading Co. plc       227,000    1,385,028
-------------------------------------------------------------
FINANCIAL - 17.1%
-------------------------------------------------------------
BANKS - 7.4%
Banco Popular Espanol SA                 17,000    1,283,777
-------------------------------------------------------------
Banco Santander SA                          900       17,912
-------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)        28,000      364,000
-------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank          14,600    1,155,359
-------------------------------------------------------------
Credito Italiano SpA                    250,000    1,485,088
-------------------------------------------------------------
Lloyds TSB Group plc                    133,000    1,885,396
-------------------------------------------------------------
Nordbanken Holding AB                   220,000    1,411,380
                                                 ------------
                                                   7,602,912
-------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.6%
Cattles plc                             110,000    1,153,554
-------------------------------------------------------------
ING Groep NV                             20,000    1,220,248
-------------------------------------------------------------
Lend Lease Corp. Ltd.                    45,000      606,878
-------------------------------------------------------------
Northern Rock plc                       133,000    1,265,751
-------------------------------------------------------------
Perlis Plantations Berhad(3)            175,000      143,684
-------------------------------------------------------------
Promise Co. Ltd.                          8,000      415,364
                                                 ------------
                                                   4,805,479

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
INSURANCE - 5.1%
AEGON NV                                 13,000  $ 1,597,406
-------------------------------------------------------------
Assicurazioni Generali SpA               30,000    1,255,388
-------------------------------------------------------------
AXA SA                                   10,000    1,450,052
-------------------------------------------------------------
Irish Life plc                          100,000      942,309
                                                 ------------
                                                   5,245,155
-------------------------------------------------------------
HEALTHCARE - 14.2%
-------------------------------------------------------------
HEALTHCARE/DRUGS - 9.9%
Fresenius AG, Preference                  7,000    1,471,008
-------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)              17,000      726,750
-------------------------------------------------------------
Novartis AG                                 550    1,080,786
-------------------------------------------------------------
Novartis AG, Bearer Shares                  300      589,520
-------------------------------------------------------------
Novo-Nordisk AS, B Shares                10,000    1,319,853
-------------------------------------------------------------
Sanofi SA                                10,000    1,646,973
-------------------------------------------------------------
Schering AG                               8,000    1,006,289
-------------------------------------------------------------
Takeda Chemical Industries Ltd.          25,000      960,265
-------------------------------------------------------------
Zeneca Group plc                         33,000    1,431,866
                                                 ------------
                                                  10,233,310
-------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
4.3%
Luxottica Group SpA, Sponsored ADR       75,000      900,000
-------------------------------------------------------------
Olympus Optical Co. Ltd.                 79,000      906,146
-------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)             30,000      498,000
-------------------------------------------------------------
SmithKline Beecham plc                  106,000    1,476,284
-------------------------------------------------------------
Terumo Corp.                             28,000      657,660
                                                 ------------
                                                   4,438,090
-------------------------------------------------------------
TECHNOLOGY - 8.8%
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.9%
SAP AG, Preference                        2,000      960,058
-------------------------------------------------------------
ELECTRONICS - 7.9%
Bowthorpe plc                           165,000      949,288
-------------------------------------------------------------
Electrocomponents plc                   161,000    1,075,761
-------------------------------------------------------------
Getronics NV                             30,000    1,486,678
-------------------------------------------------------------
Hoshiden Corp.                           65,000    1,131,832
-------------------------------------------------------------
Sony Corp.                               13,000      944,724
-------------------------------------------------------------
TDK Corp.                                 9,000      820,927
-------------------------------------------------------------
VTech Holdings Ltd.                     400,000    1,745,186
                                                 ------------
                                                   8,154,396
-------------------------------------------------------------
TELECOMMUNICATIONS - 13.0%
-------------------------------------------------------------
TELEPHONE UTILITIES - 5.8%
Cable & Wireless Communications
plc(1)                                  130,000    1,184,393
-------------------------------------------------------------
Tele Danmark AS, B Shares                16,000    2,159,531
-------------------------------------------------------------
Telecom Italia Mobile SpA               180,000    1,331,803
-------------------------------------------------------------
Telefonica de Espana                     30,000    1,336,003
                                                 ------------
                                                   6,011,730

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
7.2%
Ericsson LM, B Shares                    35,000  $   833,381
-------------------------------------------------------------
Matsushita Communication Industrial
Co.                                      16,000      753,024
-------------------------------------------------------------
Nippon Telegraph & Telephone Corp.           88      677,581
-------------------------------------------------------------
Nokia Oyj, A Shares                       8,000      979,601
-------------------------------------------------------------
NTT Mobile Communications Network,
Inc.                                         23      944,371
-------------------------------------------------------------
Telecom Italia SpA                      150,000    1,282,679
-------------------------------------------------------------
Vodafone Group plc                      122,000    1,970,169
                                                 ------------
                                                   7,440,806
-------------------------------------------------------------
TRANSPORTATION - 1.3%
-------------------------------------------------------------
AIR TRANSPORTATION - 1.3%
BAA plc                                 115,000    1,330,877
-------------------------------------------------------------
UTILITIES - 4.1%
-------------------------------------------------------------
ELECTRIC UTILITIES - 3.2%
Endesa SA                                35,000      928,780
-------------------------------------------------------------
United Utilities plc                     86,000    1,191,323
-------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)            4,500    1,168,097
                                                 ------------
                                                   3,288,200
-------------------------------------------------------------
GAS UTILITIES - 0.9%
RWE AG, Preference                       25,000      908,122
                                                 ------------
Total Common Stocks (Cost
$74,409,375)                                     100,277,728

                                     UNITS
-------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
-------------------------------------------------------------
Telefonica de Espana Rts., Exp.
1/99 (Cost $0)                           30,000       26,678

                                     PRINCIPAL
                                     AMOUNT
-------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.7%
-------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  4.75%, dated 12/31/98, to be repurchased at $2,801,478 on 1/4/99, collateralized by U.S. Treasury Nts.,
4%-8.875%, 2/15/99-7/15/06, with a value of $2,857,131 (Cost
$2,800,000)                          $2,800,000    2,800,000
-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$77,209,375)                               99.7% 103,104,406
-------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.3      299,342
                                     ----------  ------------
NET ASSETS                                100.0% $103,403,748
                                     ----------  ------------
                                     ----------  ------------

1. Non-income producing security.

2. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,588,750 or 1.54% of the Fund's net assets as of December 31, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

Distribution of investments by a country of issue, as a percentage of total investments at value, is as follows:


COUNTRY                              MARKET VALUE  PERCENT
---------------------------------------------------------
Great Britain                        $ 25,004,817   24.2%
---------------------------------------------------------
Japan                                  13,936,203   13.4
---------------------------------------------------------
France                                 11,257,784   10.9
---------------------------------------------------------
The Netherlands                         9,884,492    9.6
---------------------------------------------------------
Germany                                 7,815,422    7.6
---------------------------------------------------------
Italy                                   6,254,958    6.1
---------------------------------------------------------
Sweden                                  4,123,229    4.0
---------------------------------------------------------
Spain                                   3,593,149    3.5
---------------------------------------------------------
Denmark                                 3,479,383    3.4
---------------------------------------------------------
Hong Kong                               3,274,483    3.2
---------------------------------------------------------
Switzerland                             3,084,790    3.0
---------------------------------------------------------
United States                           2,800,000    2.7
---------------------------------------------------------
Ireland                                 1,965,504    1.9
---------------------------------------------------------
Australia                               1,410,991    1.4
---------------------------------------------------------
Belgium                                 1,257,541    1.2
---------------------------------------------------------
Portugal                                1,094,145    1.1
---------------------------------------------------------
Finland                                   979,601    0.9
---------------------------------------------------------
Hungary                                   726,750    0.7
---------------------------------------------------------
Croatia                                   498,000    0.5
---------------------------------------------------------
Poland                                    364,000    0.4
---------------------------------------------------------
Philippines                               155,480    0.2
---------------------------------------------------------
Malaysia                                  143,684    0.1
                                     ------------  ------
Total                                $103,104,406  100.0%
                                     ------------  ------
                                     ------------  ------

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.7%
---------------------------------------------------------------
Arcadia Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1998-B, Cl. A3, 5.95%, 11/15/02      $   250,000   $   251,172
---------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                                  125,000       127,695
---------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(1)                    175,000       175,820
---------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1997-A, Cl. A-5, 6.80%, 2/15/05          200,000       203,000
                                                   ------------
Total Asset-Backed Securities (Cost
$750,722)                                              757,687
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 5.3%
---------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09             250,000       248,357
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                              300,000       306,843
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                               175,841       176,970
Series 1843, Cl. VB, 7%, 4/15/03          95,000        97,019
Series 1849, Cl. VA, 6%, 12/15/10        182,480       184,077
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 1542, Cl. QC, 7.50-25.82%,
10/15/20(2)                              900,000       118,125
Series 1583, Cl. IC, 7.03%,
1/15/20(2)                               433,807        42,567
Series 1661, Cl. PK, 6.61-7.47%,
11/15/06(2)                              745,601        47,998
---------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                              132,420       132,839
6.50%, 4/1/26                            162,143       163,305
7%, 4/1/00                                58,390        58,335
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                  142,928       142,660
---------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09      174,024       166,248
---------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(3)        425,000       425,266
                                                   ------------
Total Mortgage-Backed Obligations
(Cost $2,288,437)                                    2,310,609
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.4%
---------------------------------------------------------------
AGENCY - 2.0%
---------------------------------------------------------------
GOVERNMENT AGENCY-SPONSORED - 2.0%
Federal Farm Credit Bank,
Medium-Term Nts., 5.24%, 10/1/08         225,000       223,957
---------------------------------------------------------------
Federal Home Loan Bank, 5.57%,
8/17/00                                  650,000       655,791
                                                   ------------
                                                       879,748
---------------------------------------------------------------
TREASURY - 25.4%
---------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                            1,025,000     1,118,852

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
TREASURY (CONTINUED)
U.S. Treasury Bonds: (Continued)

7.50%, 11/15/16                      $ 1,465,000   $ 1,822,094
STRIPS, 5.62%, 11/15/18(4)               900,000       299,910
---------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                          550,000       580,250
5.75%, 8/15/03                         1,500,000     1,566,094
6.125%, 8/15/07                          450,000       491,906
6.50%, 8/15/05                         1,375,000     1,511,212
6.75%, 6/30/99                           565,000       571,180
7.50%, 11/15/01                        2,925,000     3,144,375
                                                   ------------
Total U.S. Government Obligations
(Cost $11,531,867)                                  11,985,621
---------------------------------------------------------------
CORPORATE BONDS AND NOTES - 33.5%
---------------------------------------------------------------
CHEMICALS - 0.8% Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07              50,000        40,250
---------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20             75,000       102,087
---------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                    75,000        95,939
---------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04(1)                          75,000        80,625
---------------------------------------------------------------
Texas Petrochemicals Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06           50,000        49,500
                                                   ------------
                                                       368,401
---------------------------------------------------------------
CONSUMER DURABLES - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                 155,000       157,650
---------------------------------------------------------------
CONSUMER NON-DURABLES - 0.4%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                    75,000        83,368
---------------------------------------------------------------
Revlon Consumer Products Corp.,
8.625% Sr. Unsec. Sub. Nts., 2/1/08       50,000        45,750
---------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06              50,000        53,000
                                                   ------------
                                                       182,118
---------------------------------------------------------------
ENERGY - 2.2%
Abraxas Petroleum Corp./CDN Abraxas
Petroleum Ltd., 11.50% Sr. Unsec.
Nts., Series D, 11/1/04                   50,000        38,000
---------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                  95,000       101,825
8.75% Sr. Nts., 5/15/99                   50,000        50,524
---------------------------------------------------------------
Crown Central Petroleum Corp.,
10.875% Sr. Nts., 2/1/05                  50,000        48,250
---------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                   50,000        37,250
---------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                  125,000       113,047
9% Debs., 8/15/99                         75,000        75,375
---------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                      75,000        81,101
---------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            100,000       101,139
---------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                             75,000        79,910
---------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                             50,000        35,250
---------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Nts., Series B, 10/15/04              50,000        20,250
---------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19       75,000        75,815

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
ENERGY (CONTINUED)

Transamerican Energy Corp., 11.50%
Sr. Nts., Series B, 6/15/02(1)       $    25,000   $     8,125
---------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                    75,000        77,174
                                                   ------------
                                                       943,035
---------------------------------------------------------------
FINANCIAL - 6.4% Aetna Industries, Inc., 11.875% Sr.
Nts., 10/1/06(1)                          50,000        52,750
---------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(5)                                75,000        86,572
---------------------------------------------------------------
BankAmerica Corp. (New), 8.50%
Exchangeable Sub. Capital Nts.,
3/1/99 (exchangeable for common,
perpetual preferred stock or other
capital securities)                       55,000        55,210
---------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                            200,000       192,523
---------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                             90,000        88,582
---------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01               310,000       308,017
---------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                            150,000       143,896
---------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01       250,000       239,764
---------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01       250,000       251,039
---------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                 145,000       159,017
---------------------------------------------------------------
General Electric Capital Corp.,
5.77% Nts., Series A, 8/27/01            225,000       227,508
---------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                     250,000       250,892
---------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts.,
8/1/01(5)                                225,000       221,895
---------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                            125,000       126,659
---------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(1)(6)             50,000        37,750
---------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                            250,000       247,422
---------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                      125,000       128,008
                                                   ------------
                                                     2,817,504
---------------------------------------------------------------
FOOD & DRUG - 0.5%
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                   50,000        51,500
---------------------------------------------------------------
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05           150,000       154,801
                                                   ------------
                                                       206,301
---------------------------------------------------------------
FOOD/TOBACCO - 1.1%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                 50,000        46,500
---------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                            150,000       151,459
---------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr.
Sub. Nts., 1/15/08                        50,000        47,500
---------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                            225,000       241,814
                                                   ------------
                                                       487,273
---------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.5%
Malette, Inc., 12.25% Sr. Sec.
Nts., 7/15/04(1)                          50,000        54,250
---------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(1)                          75,000        76,875
---------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                              75,000        76,312
                                                   ------------
                                                       207,437

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
GAMING/LEISURE - 2.8%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(1)           $    50,000   $    52,250
---------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., Series B, 8/1/04               50,000        45,750
---------------------------------------------------------------
Bally Total Fitness Holding Corp.,
9.875% Sr. Sub. Nts., Series B,
10/15/07                                  50,000        49,250
---------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                              75,000        83,437
---------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                   75,000        85,125
---------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Sec. Nts., 6/1/03(1)         50,000        53,750
---------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                   150,000       151,244
---------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr.
Nts., Series A, 8/1/05                    50,000        49,000
---------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd.
Sr. Sec. Nts., 11/1/03                    50,000        53,250
---------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                        50,000        51,875
---------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Unsec.
Nts., 8/15/08(5)                          50,000        51,500
---------------------------------------------------------------
Lady Luck Gaming Corp., 11.875%
First Mtg. Nts., 3/1/01(1)                50,000        50,750
---------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                  75,000        90,375
---------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 12/15/05(5)         50,000        50,312
---------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                 50,000        53,875
---------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                         75,000        76,875
---------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                    75,000        82,125
---------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd.
First Mtg. Nts., 12/15/00                 50,000        46,000
---------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr.
Sub. Nts., 4/15/07                        50,000        52,500
                                                   ------------
                                                     1,229,243
---------------------------------------------------------------
HEALTHCARE - 1.1%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                     145,000       143,963
---------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                     50,000        55,750
---------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(5)                         50,000        50,750
---------------------------------------------------------------
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., Series A,
1/15/08                                   50,000        47,000
---------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07       75,000        72,188
---------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06(1)          50,000        45,250
---------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                             50,000        52,625
                                                   ------------
                                                       467,526
---------------------------------------------------------------
HOUSING - 0.7% Ainsworth Lumber, Inc., 12.50% Sr.
Nts., 7/15/07(7)                          50,000        50,000
---------------------------------------------------------------
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99                140,000       140,700
---------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                  125,000       126,056
                                                   ------------
                                                       316,756
---------------------------------------------------------------
MANUFACTURING - 1.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07(1)             50,000        51,250
---------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07               50,000        49,250
---------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                                  250,000       248,341

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MANUFACTURING (CONTINUED)

U.S. Industries, Inc., 7.125% Sr.
Nts., 10/15/03(5)                    $   275,000   $   275,336
                                                   ------------
                                                       624,177
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
0.7%
Allbritton Communications Co.,
8.875% Sr. Sub. Nts., Series B,
2/1/08                                    50,000        50,750
---------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07                         25,000        25,625
---------------------------------------------------------------
Interepublic National Radio Sales
Corp., 10% Sr. Unsec. Sub. Nts.,
7/1/08(1)                                 75,000        77,625
---------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                    75,000        79,875
---------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                     50,000        53,250
                                                   ------------
                                                       287,125
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 1.2%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                   50,000        56,250
---------------------------------------------------------------
Century Communications Corp., Zero
Coupon Sr. Disc. Nts., Series B,
8.51%, 1/15/08(4)                         50,000        25,250
---------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                           75,000        80,250
---------------------------------------------------------------
Diva Systems Corp., Units (each
unit consists of $1,000 principal
amount of 0%/12.625% sr. disc.
nts., 3/1/08 and three warrants to
purchase three shares of common
stock)(5)(6)(8)                          100,000        41,500
---------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(8)                                 25,000        25,750
---------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(8)                               150,000       103,500
---------------------------------------------------------------
James Cable Partners LP, 10.75% Sr.
Nts., Series B, 8/15/04                   50,000        52,250
---------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(8)                      50,000        50,625
---------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07            50,000        16,750
---------------------------------------------------------------
United International Holdings,
Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(8)                     100,000        54,500
                                                   ------------
                                                       506,625
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 0.4%
Big Flower Press Holdings, Inc.,
8.625% Sr. Sub. Nts., 12/1/08(5)          50,000        50,750
---------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                   50,000        53,000
---------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                    50,000        51,250
                                                   ------------
                                                       155,000
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-3.3%
Advanstar Communications, Inc.,
9.25% Sr. Sub. Nts., 5/1/08              100,000       101,000
---------------------------------------------------------------
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01      225,000       222,137
---------------------------------------------------------------
Coaxial Communications, Inc., 10%
Sr. Unsec. Nts., 8/15/06(1)               50,000        51,875
---------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(8)                               75,000        63,750
---------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(8)                                50,000        35,500
---------------------------------------------------------------
e.spire Communications, Inc.,
0%/13% Sr. Disc. Nts., 11/1/05(8)         50,000        37,750
---------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                          50,000        50,250
---------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                    50,000        41,250
---------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(8)                   50,000        36,125
---------------------------------------------------------------
Hermes Europe Railtel BV, 10.375%
Sr. Nts., 1/15/09(5)(9)                   50,000        50,750

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)

ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(8)               $    75,000   $    48,750
---------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(8)                      100,000        82,500
---------------------------------------------------------------
IXC Communications, Inc., 9% Sr.
Sub. Nts., 4/15/08                        50,000        50,375
---------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Unsec. Nts., 5/1/08            50,000        49,625
---------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts.,
11/1/08(5)                                50,000        52,625
---------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(8)                               50,000        38,875
---------------------------------------------------------------
RSL Communications plc, 9.125% Sr.
Unsec. Nts., 3/1/08                       50,000        46,250
---------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, Series B, 6/30/07           50,000        47,750
---------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(8)        50,000        42,000
9.625% Sr. Debs., 10/1/06                 50,000        51,750
---------------------------------------------------------------
US West Capital Funding, Inc.,
6.125% Nts., 7/15/02                     225,000       230,277
                                                   ------------
                                                     1,431,164
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 1.1%
Comcast Cellular Communications,
Inc., 9.50% Sr. Nts., 5/1/07              50,000        53,250
---------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., Series C/EN,
7/15/05                                   50,000        43,250
---------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(8)                                 50,000        37,375
---------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(8)       50,000        48,750
---------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec.
Nts., 7/1/08                              75,000        73,500
---------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(7)                                50,000        47,500
---------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08              50,000        50,375
---------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                   50,000        58,000
---------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                         50,000        53,250
---------------------------------------------------------------
Winstar Communications, Inc.,
0%/14% Sr. Disc. Nts., 10/15/05(8)        50,000        35,750
                                                   ------------
                                                       501,000
---------------------------------------------------------------
METALS/MINERALS - 0.6%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                  175,000       187,044
---------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                        50,000        38,250
---------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                   50,000        16,000
---------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                         25,000        24,938
                                                   ------------
                                                       266,232
---------------------------------------------------------------
RETAIL - 1.0%
Federated Department Stores, Inc.,
6.125% Cv. Sub. Nts., 9/1/01(3)          225,000       227,634
---------------------------------------------------------------
K Mart Corp., 7.75% Debs., 10/1/12        50,000        51,517
---------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                            50,000        52,625
---------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                            100,000       107,651
                                                   ------------
                                                       439,427
---------------------------------------------------------------
SERVICE - 3.2%
Advance Holding Corp., 0%/12.875%
Sr. Disc. Nts., 4/15/09(8)               100,000        58,500
---------------------------------------------------------------
Advance Stores Co., Inc., 10.25%
Sr. Unsec. Sub. Nts., Series B,
4/15/08                                   50,000        50,750

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
SERVICE (CONTINUED)

Applied Extrusion Technologies,
Inc., 11.50% Sr. Nts., Series B,
4/1/02(1)                            $    50,000   $    52,375
---------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Unsec. Nts., Series B, 10/15/04(1)        50,000        37,750
---------------------------------------------------------------
Fisher Scientific International,
Inc., 9% Sr. Sub. Nts., 2/1/08(5)         50,000        50,250
---------------------------------------------------------------
Grove Holdings LLC/Grove Holdings
Capital, Inc., 0%/11.625% Sr.
Unsec. Disc. Debs., 5/1/09(8)            100,000        42,500
---------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., Series B,
8/1/07                                    50,000        49,750
---------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07(1)                  50,000        50,000
---------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                        50,000        52,750
---------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., Series B, 10/15/07(1)          50,000        49,750
---------------------------------------------------------------
Mrs. Fields Holding Co., Units
(each unit consists of $1,000
principal amount of 0%/14% sr. sec.
disc. nts., 12/1/05 and warrants to
purchase shares of common
stock)(1)(6)(8)                          100,000        57,500
---------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr.
Unsec. Sub. Nts., Series B, 7/1/08        75,000        70,125
---------------------------------------------------------------
Production Resource Group, LLC/PRG
Finance Corp., 11.50% Sr. Unsec.
Sub. Nts., 1/15/08(1)                     50,000        49,250
---------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts.,
1/20/07(5)                               225,000       217,617
---------------------------------------------------------------
Simonds Industries, Inc., 10.25%
Sr. Sub. Nts., 7/1/08(1)                  75,000        76,875
---------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                  75,000        79,153
---------------------------------------------------------------
Thermadyne Holdings Corp.,
0%/12.50% Sr. Disc. Debs.,
6/1/08(1)(8)                             100,000        48,000
---------------------------------------------------------------
Tyco International Group SA, 6.125%
Unsec. Nts., 6/15/01                     250,000       252,662
---------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06               70,000        69,364
                                                   ------------
                                                     1,414,921
---------------------------------------------------------------
TRANSPORTATION - 1.5%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07          50,000        43,250
---------------------------------------------------------------
Canadian Airlines Corp., 12.25% Sr.
Nts., 8/1/06                              50,000        34,250
---------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02            85,000        88,813
---------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                   150,000       151,949
---------------------------------------------------------------
Golden Ocean Group Ltd., 10% Sr.
Unsec. Nts., 8/31/01                      50,000        15,000
---------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                   75,000        82,769
---------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07             50,000        52,000
---------------------------------------------------------------
Trans World Airlines, Inc., 11.375%
Unsec. Nts., 3/1/06                       50,000        31,750
---------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  145,000       147,787
                                                   ------------
                                                       647,568
---------------------------------------------------------------
UTILITY - 2.2%
AES Corp., 8.50% Sr. Sub. Nts.,
11/1/07                                   50,000        50,875
---------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01        225,000       229,621
---------------------------------------------------------------
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                 240,000       243,752
---------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07                                   50,000        47,000
---------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                            100,000       106,743

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
UTILITY (CONTINUED)

Williams Cos., Inc., 6.20% Nts.,
8/1/02                               $   275,000   $   275,905
                                                   ------------
                                                       953,896
                                                   ------------
Total Corporate Bonds and Notes
(Cost $14,804,606)                                  14,610,379

                                     SHARES
---------------------------------------------------------------
PREFERRED STOCKS - 0.3%
---------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                1,100        63,250
---------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(1)                           500        52,250
---------------------------------------------------------------
TCR Holding Corp.:
Series B(10)                                  44             3
Series C(10)                                  24             1
Series D(10)                                  64             4
Series E(10)                                 132             8
                                                   ------------
Total Preferred Stocks (Cost
$155,341)                                              115,516
---------------------------------------------------------------
COMMON STOCKS - 19.9%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
General Dynamics Corp.                     6,500       381,062
---------------------------------------------------------------
Lockheed Martin Corp.                      1,000        84,750
                                                   ------------
                                                       465,812
---------------------------------------------------------------
CHEMICALS - 0.6%
Dexter Corp.                               3,900       122,606
---------------------------------------------------------------
Ethyl Corp.                               12,200        70,912
---------------------------------------------------------------
IMC Global, Inc.                           2,834        60,577
                                                   ------------
                                                       254,095
---------------------------------------------------------------
CONSUMER NON-DURABLES - 0.6%
Eastman Kodak Co.                          3,700       266,400
---------------------------------------------------------------
ENERGY - 2.1%
Amoco Corp.                                2,600       156,975
---------------------------------------------------------------
Atlantic Richfield Co.                     2,500       163,125
---------------------------------------------------------------
Chevron Corp.                              2,500       207,344
---------------------------------------------------------------
Exxon Corp.                                4,200       307,125
---------------------------------------------------------------
Occidental Petroleum Corp.                 4,700        79,312
                                                   ------------
                                                       913,881
---------------------------------------------------------------
FINANCIAL - 4.5%
American General Corp.                     3,000       234,000
---------------------------------------------------------------
Bank One Corp.                             3,700       188,931
---------------------------------------------------------------
BankBoston Corp.                           3,600       140,175
---------------------------------------------------------------
Camden Property Trust                      4,800       124,800
---------------------------------------------------------------
Citigroup, Inc.                            3,700       183,150
---------------------------------------------------------------
Cornerstone Properties, Inc.               8,400       131,250

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
FINANCIAL (CONTINUED)

First Union Corp.                          2,900   $   176,356
---------------------------------------------------------------
Healthcare Realty Trust, Inc.              4,684       104,512
---------------------------------------------------------------
HRPT Properties Trust                      6,400        90,000
---------------------------------------------------------------
HSB Group, Inc.                            3,750       153,984
---------------------------------------------------------------
Jefferson-Pilot Corp.                      1,500       112,500
---------------------------------------------------------------
Meditrust Corp., Paired Stock              3,724        56,325
---------------------------------------------------------------
Tower Realty Trust, Inc.                   5,000       100,625
---------------------------------------------------------------
Transamerica Corp.                         1,600       184,800
                                                   ------------
                                                     1,981,408
---------------------------------------------------------------
FOOD & DRUG - 0.2%
Piccadilly Cafeterias, Inc.                7,000        73,500
---------------------------------------------------------------
FOOD/TOBACCO - 0.6%
Anheuser-Busch Cos., Inc.                  1,400        91,875
---------------------------------------------------------------
General Mills, Inc.                        2,300       178,825
                                                   ------------
                                                       270,700
---------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.1%
Unisource Worldwide, Inc.                  6,800        49,300
---------------------------------------------------------------
HEALTHCARE - 0.8%
Bard (C.R.), Inc.                          7,300       361,350
---------------------------------------------------------------
HOUSING - 0.1%
Fleetwood Enterprises, Inc.                1,000        34,750
---------------------------------------------------------------
MANUFACTURING - 0.9%
New England Business Service, Inc.         4,700       183,888
---------------------------------------------------------------
PACCAR, Inc.                               3,800       156,275
---------------------------------------------------------------
ROHN Industries, Inc.(10)                 12,000        41,250
                                                   ------------
                                                       381,413
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-1.3%
ALLTELL Corp.                              4,000       239,250
---------------------------------------------------------------
AT&T Corp.                                 4,200       316,050
                                                   ------------
                                                       555,300
---------------------------------------------------------------
METALS/MINERALS - 0.2%
Carpenter Technology Corp.                 3,100       105,206
---------------------------------------------------------------
RETAIL - 0.3%
Brown Group, Inc.                          6,400       112,400
---------------------------------------------------------------
TRANSPORTATION - 0.7%
GATX Corp.                                 8,200       310,575
---------------------------------------------------------------
UTILITY - 5.8%
Bell Atlantic Corp.                        5,832       331,331
---------------------------------------------------------------
Duke Energy Corp.                          5,186       332,228
---------------------------------------------------------------
El Paso Energy Corp.                      10,000       348,125
---------------------------------------------------------------
FPL Group, Inc.                            3,500       215,688

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
UTILITY (CONTINUED)

Houston Industries, Inc.                   3,400   $   109,225
---------------------------------------------------------------
Kansas City Power & Light Co.              5,000       148,125
---------------------------------------------------------------
MCN Energy Group, Inc.                     3,800        72,438
---------------------------------------------------------------
Montana Power Co.                          3,400       192,313
---------------------------------------------------------------
National Fuel Gas Co.                      3,700       167,194
---------------------------------------------------------------
Questar Corp.                              7,000       135,625
---------------------------------------------------------------
U S West, Inc.                             5,600       361,900
---------------------------------------------------------------
Western Resources, Inc.                    3,900       129,675
                                                   ------------
                                                     2,543,867
                                                   ------------
Total Common Stocks (Cost
$7,537,675)                                          8,679,957

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(1)                           200         3,625
---------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(1)                                 258        12,319
                                                   ------------
Total Rights, Warrants and
Certificates (Cost $2,825)                              15,944

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.8%
---------------------------------------------------------------
Repurchase agreement with
PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at
$4,708,536 on 1/4/99,
collateralized by U.S. Treasury
Nts., 7.75%, 11/30/99, with a value
of $4,808,558 (Cost $4,706,000)      $ 4,706,000     4,706,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$41,777,473)                                98.9%   43,181,713
---------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES              1.1       497,368
                                     -----------   ------------
NET ASSETS                                 100.0%  $43,679,081
                                     -----------   ------------
                                     -----------   ------------

1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents the current interest rate for a variable rate security.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,199,857 or 2.75% of the Fund's net assets as of December 31, 1998.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

7. Interest or dividend is paid in kind.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. When-issued security to be delivered and settled after December 31, 1998.

10. Non-income producing security.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 54.2%
----------------------------------------------------------------
BASIC MATERIALS - 0.6%
----------------------------------------------------------------
CHEMICALS - 0.4%
Dexter Corp.                                4,700   $   147,756
----------------------------------------------------------------
Ethyl Corp.                                14,400        83,700
----------------------------------------------------------------
Fuji Photo Film Co.                         2,000        74,172
----------------------------------------------------------------
IMC Global, Inc.                            2,834        60,577
                                                    ------------
                                                        366,205
----------------------------------------------------------------
METALS - 0.1%
Carpenter Technology Corp.                  3,600       122,175
----------------------------------------------------------------
PAPER - 0.1%
Unisource Worldwide, Inc.                   7,900        57,275
----------------------------------------------------------------
CAPITAL GOODS - 6.0%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
General Dynamics Corp.                     10,000       586,250
----------------------------------------------------------------
Kellstrom Industries, Inc.(1)               2,700        77,625
----------------------------------------------------------------
Lockheed Martin Corp.                       2,100       177,975
                                                    ------------
                                                        841,850
----------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.1%
Toshiba Corp.                              15,000        89,139
----------------------------------------------------------------
INDUSTRIAL SERVICES - 2.6%
Casella Waste Systems, Inc., Cl.
A(1)                                        2,700       100,237
----------------------------------------------------------------
Hays plc                                   20,000       170,774
----------------------------------------------------------------
International Network Services(1)           3,600       239,400
----------------------------------------------------------------
Kendle International, Inc.(1)               3,300        77,137
----------------------------------------------------------------
Knoll, Inc.(1)                                900        26,662
----------------------------------------------------------------
Manhattan Associates, Inc.(1)               2,600        70,850
----------------------------------------------------------------
Metamor Worldwide, Inc.(1)                  4,250       106,250
----------------------------------------------------------------
Metzler Group, Inc.(1)                      3,100       150,931
----------------------------------------------------------------
NCO Group, Inc.(1)                          2,300       103,500
----------------------------------------------------------------
New England Business Service, Inc.          5,300       207,362
----------------------------------------------------------------
Rental Service Corp.(1)                     3,700        58,044
----------------------------------------------------------------
SM&A Corp.(1)                               1,200        22,800
----------------------------------------------------------------
Tetra Tech, Inc.(1)                         9,947       269,191
----------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                              5,800       290,000
----------------------------------------------------------------
United Rentals, Inc.(1)                     2,500        82,812
----------------------------------------------------------------
Viad Corp.                                  4,700       142,762
----------------------------------------------------------------
Whittman-Hart, Inc.(1)                      4,400       121,550
                                                    ------------
                                                      2,240,262

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
MANUFACTURING - 2.3%
BBA Group plc                              21,000   $   130,393
----------------------------------------------------------------
Brambles Industries Ltd.                    5,000       121,835
----------------------------------------------------------------
Herman Miller, Inc.                         2,100        56,437
----------------------------------------------------------------
Ingersoll-Rand Co.                          3,600       168,975
----------------------------------------------------------------
Mannesmann AG                               1,950       225,672
----------------------------------------------------------------
Mettler-Toledo International,
Inc.(1)                                     3,500        98,219
----------------------------------------------------------------
PACCAR, Inc.                                6,600       271,425
----------------------------------------------------------------
ROHN Industries, Inc.(1)                   12,000        41,250
----------------------------------------------------------------
Smiths Industries plc                      11,000       153,564
----------------------------------------------------------------
Taiyo Yuden Co.                             8,000        94,517
----------------------------------------------------------------
Textron, Inc.                               4,300       326,531
----------------------------------------------------------------
United Technologies Corp.                   2,600       282,750
                                                    ------------
                                                      1,971,568
----------------------------------------------------------------
CONSUMER CYCLICALS - 5.9%
----------------------------------------------------------------
AUTOS & HOUSING - 2.1%
Bridgestone Corp.                           5,000       113,245
----------------------------------------------------------------
Cie de Saint Gobain                         1,000       141,246
----------------------------------------------------------------
Federal-Mogul Corp.                         4,800       285,600
----------------------------------------------------------------
Fleetwood Enterprises, Inc.                 2,500        86,875
----------------------------------------------------------------
Kaufman & Broad Home Corp.                  1,300        37,375
----------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                   4,200       165,637
----------------------------------------------------------------
Maytag Corp.                                4,400       273,900
----------------------------------------------------------------
Overseas Union Enterprise Ltd.             35,000        69,578
----------------------------------------------------------------
Owens Corning                               3,100       109,856
----------------------------------------------------------------
Sonic Automotive, Inc.(1)                   2,400        82,650
----------------------------------------------------------------
Suzuki Motor Corp.                          4,000        47,329
----------------------------------------------------------------
USG Corp.                                   2,600       132,437
----------------------------------------------------------------
Valeo SA                                    2,500       197,100
----------------------------------------------------------------
Whirlpool Corp.                               900        49,837
                                                    ------------
                                                      1,792,665
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.5%
CDL Hotels International Ltd.             270,000        69,356
----------------------------------------------------------------
Coach USA, Inc.(1)                          3,500       121,406
----------------------------------------------------------------
Hasbro, Inc.                                1,300        46,962
----------------------------------------------------------------
Nintendo Co. Ltd.                           1,000        96,689
----------------------------------------------------------------
Pegasus Systems, Inc.(1)                    2,800       100,800
                                                    ------------
                                                        435,213
----------------------------------------------------------------
MEDIA - 0.5%
Benpres Holdings Corp.(1)                 120,000        19,435
----------------------------------------------------------------
Citadel Communications Corp.(1)             2,800        72,450

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
MEDIA (CONTINUED)

VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit            5,000   $   188,632
----------------------------------------------------------------
Wolters Kluwer NV                             750       160,577
                                                    ------------
                                                        441,094
----------------------------------------------------------------
RETAIL: GENERAL - 0.7%
Circle K Japan Co. Ltd.                     1,300        57,051
----------------------------------------------------------------
Dayton Hudson Corp.                         2,500       135,625
----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                     1,000        43,562
----------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)           1,100        15,194
----------------------------------------------------------------
Gucci Group NV                              1,200        58,350
----------------------------------------------------------------
Ito-Yokado Co. Ltd.                         2,000       139,514
----------------------------------------------------------------
K Mart Corp.(1)                             3,000        45,937
----------------------------------------------------------------
Nordstrom, Inc.                             1,600        55,500
----------------------------------------------------------------
Shaw Industries, Inc.                       2,200        53,350
                                                    ------------
                                                        604,083
----------------------------------------------------------------
RETAIL: SPECIALTY - 2.1%
Ann Taylor Stores Corp.(1)                  3,400       134,087
----------------------------------------------------------------
Boots Co. plc                               9,000       152,428
----------------------------------------------------------------
Brown Group, Inc.                           7,900       138,744
----------------------------------------------------------------
Children's Place Retail Stores,
Inc.(1)                                     2,500        62,812
----------------------------------------------------------------
Guitar Center, Inc.(1)                      4,200       103,425
----------------------------------------------------------------
Hennes & Mauritz AB, B Shares               3,000       245,018
----------------------------------------------------------------
Insight Enterprises, Inc.(1)                5,875       298,891
----------------------------------------------------------------
Kingfisher plc                             14,000       140,433
----------------------------------------------------------------
Koninklijke Ahold NV                        6,000       221,883
----------------------------------------------------------------
Payless ShoeSource, Inc.(1)                 1,100        52,112
----------------------------------------------------------------
Restoration Hardware, Inc.(1)               5,200       139,750
----------------------------------------------------------------
School Specialty, Inc.(1)                   4,100        87,637
                                                    ------------
                                                      1,777,220
----------------------------------------------------------------
CONSUMER STAPLES - 5.7%
----------------------------------------------------------------
BEVERAGES - 0.5%
Anheuser-Busch Cos., Inc.                   4,900       321,562
----------------------------------------------------------------
Scottish & Newcastle plc                   12,000       135,591
                                                    ------------
                                                        457,153
----------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Alternative Living Services,
Inc.(1)                                     6,100       208,925
----------------------------------------------------------------
Hanover Compressor Co.(1)                   3,000        77,062
----------------------------------------------------------------
Hertz Corp., Cl. A                          1,500        68,437
----------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)             4,600       171,350
                                                    ------------
                                                        525,774

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
ENTERTAINMENT - 0.4%
CKE Restaurants, Inc.                       5,060   $   148,954
----------------------------------------------------------------
Piccadilly Cafeterias, Inc.                 8,000        84,000
----------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.            280,000       121,079
                                                    ------------
                                                        354,033
----------------------------------------------------------------
FOOD - 1.8%
General Mills, Inc.                         4,900       380,975
----------------------------------------------------------------
Groupe Danone                                 800       229,144
----------------------------------------------------------------
IBP, Inc.                                   7,200       209,700
----------------------------------------------------------------
Jeronimo Martins & Filho SA                 2,375       129,930
----------------------------------------------------------------
Kerry Group plc, Cl. A                      9,000       122,783
----------------------------------------------------------------
Koninklijke Numico NV                       3,100       147,842
----------------------------------------------------------------
Nestle SA                                      85       184,971
----------------------------------------------------------------
Suiza Foods Corp.(1)                        2,000       101,875
                                                    ------------
                                                      1,507,220
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.3%
Albertson's, Inc.                           3,100       197,431
----------------------------------------------------------------
Colruyt SA                                    200       167,672
----------------------------------------------------------------
Kroger Co.(1)                               3,100       187,550
----------------------------------------------------------------
Safeway, Inc.(1)                            3,300       201,094
----------------------------------------------------------------
United Natural Foods, Inc.(1)               4,700       113,387
----------------------------------------------------------------
Whole Foods Market, Inc.(1)                 2,200       106,425
----------------------------------------------------------------
William Morrison Supermarkets plc          33,000       151,558
                                                    ------------
                                                      1,125,117
----------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
Blyth Industries, Inc.(1)                   3,600       112,500
----------------------------------------------------------------
Dial Corp. (The)                            5,500       158,812
----------------------------------------------------------------
Fort James Corp.                            4,350       174,000
----------------------------------------------------------------
L'OREAL                                       300       216,971
----------------------------------------------------------------
Premark International, Inc.                 5,500       190,437
----------------------------------------------------------------
Reckitt & Colman plc                        8,000       105,581
                                                    ------------
                                                        958,301
----------------------------------------------------------------
ENERGY - 1.7%
----------------------------------------------------------------
OIL-DOMESTIC - 1.5%
Amoco Corp.                                 3,000       181,125
----------------------------------------------------------------
Atlantic Richfield Co.                      2,800       182,700
----------------------------------------------------------------
Chevron Corp.                               2,800       232,225
----------------------------------------------------------------
Exxon Corp.                                 6,200       453,375
----------------------------------------------------------------
Occidental Petroleum Corp.                  5,400        91,125
----------------------------------------------------------------
Total SA, B Shares                          1,200       121,590
                                                    ------------
                                                      1,262,140

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
OIL-INTERNATIONAL - 0.2%
Shell Transport & Trading Co. plc          26,000   $   158,638
----------------------------------------------------------------
FINANCIAL - 8.2%
----------------------------------------------------------------
BANKS - 2.4%
Banco Popular Espanol SA                    1,900       143,481
----------------------------------------------------------------
Banco Santander SA                             96         1,911
----------------------------------------------------------------
Bank One Corp.                              8,300       423,819
----------------------------------------------------------------
BankBoston Corp.                            7,900       307,606
----------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank             1,750       138,485
----------------------------------------------------------------
Credito Italiano SpA                       30,000       178,211
----------------------------------------------------------------
First Union Corp.                           7,700       468,256
----------------------------------------------------------------
Lloyds TSB Group plc                       14,000       198,463
----------------------------------------------------------------
Nordbanken Holding AB                      25,000       160,384
                                                    ------------
                                                      2,020,616
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.6%
Cattles plc                                15,000       157,303
----------------------------------------------------------------
Citigroup, Inc.                             8,800       435,600
----------------------------------------------------------------
Fannie Mae                                  2,600       192,400
----------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                     3,900       142,350
----------------------------------------------------------------
ING Groep NV                                2,500       152,531
----------------------------------------------------------------
Lend Lease Corp. Ltd.                       7,000        94,403
----------------------------------------------------------------
Northern Rock plc                          16,000       152,271
----------------------------------------------------------------
Perlis Plantations Berhad(2)               17,500        14,368
----------------------------------------------------------------
Promise Co. Ltd.                            1,400        72,689
                                                    ------------
                                                      1,413,915
----------------------------------------------------------------
INSURANCE - 3.2%
AEGON NV                                    1,600       196,604
----------------------------------------------------------------
Allstate Corp.                              1,900        73,387
----------------------------------------------------------------
American General Corp.                      5,100       397,800
----------------------------------------------------------------
American International Group, Inc.          2,200       212,575
----------------------------------------------------------------
Assicurazioni Generali SpA                  4,000       167,385
----------------------------------------------------------------
AXA SA                                      1,300       188,507
----------------------------------------------------------------
Cigna Corp.                                 2,700       208,744
----------------------------------------------------------------
Conseco, Inc.                               3,800       116,138
----------------------------------------------------------------
Equitable Cos., Inc.                          300        17,363
----------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                        1,600        87,800
----------------------------------------------------------------
HSB Group, Inc.                             3,750       153,984
----------------------------------------------------------------
Irish Life plc                             15,000       141,346
----------------------------------------------------------------
Jefferson-Pilot Corp.                       3,400       255,000
----------------------------------------------------------------
Pre-Paid Legal Services, Inc.(1)            5,800       191,400
----------------------------------------------------------------
Transamerica Corp.                          2,700       311,850

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                       2,100   $    65,100
                                                    ------------
                                                      2,784,983
----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.8%
Camden Property Trust                       5,400       140,400
----------------------------------------------------------------
Cornerstone Properties, Inc.                9,500       148,438
----------------------------------------------------------------
Healthcare Realty Trust, Inc.               5,366       119,729
----------------------------------------------------------------
HRPT Properties Trust                       7,300       102,656
----------------------------------------------------------------
Meditrust Corp., Paired Stock               4,325        65,416
----------------------------------------------------------------
Tower Realty Trust, Inc.                    5,700       114,713
                                                    ------------
                                                        691,352
----------------------------------------------------------------
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.                 1,900       174,206
----------------------------------------------------------------
HEALTHCARE - 4.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 2.6%
Amgen, Inc.(1)                              2,700       282,319
----------------------------------------------------------------
Fresenius AG, Preference                      800       168,115
----------------------------------------------------------------
Gedeon Richter Ltd., GDR(3)                 2,200        94,050
----------------------------------------------------------------
Genzyme Corp. (General Division)(1)         6,900       343,275
----------------------------------------------------------------
Idexx Laboratories, Inc.(1)                 2,600        69,956
----------------------------------------------------------------
Jones Pharma, Inc.                          3,100       113,150
----------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                        3,500       208,688
----------------------------------------------------------------
Novartis AG                                   100       196,507
----------------------------------------------------------------
Novo-Nordisk AS, B Shares                   1,300       171,581
----------------------------------------------------------------
Sanofi SA                                   1,200       197,637
----------------------------------------------------------------
Schering AG                                 1,000       125,786
----------------------------------------------------------------
Takeda Chemical Industries Ltd.             3,000       115,232
----------------------------------------------------------------
Zeneca Group plc                            4,000       173,560
                                                    ------------
                                                      2,259,856
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.3%
Bard (C.R.), Inc.                          11,800       584,100
----------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR         10,000       120,000
----------------------------------------------------------------
Olympus Optical Co. Ltd.                    9,000       103,232
----------------------------------------------------------------
Orthodontic Centers of America,
Inc.(1)                                     5,500       106,906
----------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)            3,500       209,781
----------------------------------------------------------------
Pliva d.d., Sponsored GDR(3)                5,100        84,660
----------------------------------------------------------------
Province Healthcare Co.(1)                  3,900       139,913
----------------------------------------------------------------
Renal Care Group, Inc.(1)                   5,500       158,469
----------------------------------------------------------------
SmithKline Beecham plc                     15,000       208,908
----------------------------------------------------------------
Tenet Healthcare Corp.(1)                   2,890        75,863
----------------------------------------------------------------
Terumo Corp.                                2,000        46,976

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Total Renal Care Holdings, Inc.(1)          1,700   $    50,256
----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)            700        60,900
                                                    ------------
                                                      1,949,964
----------------------------------------------------------------
TECHNOLOGY - 11.2%
----------------------------------------------------------------
COMPUTER HARDWARE - 2.8%
3Com Corp.(1)                               4,900       219,581
----------------------------------------------------------------
Apex PC Solutions, Inc.(1)                  3,500       101,063
----------------------------------------------------------------
Apple Computer, Inc.(1)                     4,200       171,938
----------------------------------------------------------------
Compaq Computer Corp.                       8,800       369,050
----------------------------------------------------------------
Electronics for Imaging, Inc.(1)            2,700       108,506
----------------------------------------------------------------
International Business Machines
Corp.                                       3,300       609,675
----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                    2,200       221,100
----------------------------------------------------------------
Network Appliance, Inc.(1)                  7,400       333,000
----------------------------------------------------------------
Seagate Technology, Inc.(1)                 4,200       127,050
----------------------------------------------------------------
Storage Technology Corp. (New)(1)           2,600        92,463
----------------------------------------------------------------
VideoServer, Inc.(1)                        4,600        84,525
                                                    ------------
                                                      2,437,951
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 5.2%
Abacus Direct Corp.(1)                      2,600       118,300
----------------------------------------------------------------
Applied Micro Circuits Corp.(1)             4,000       135,875
----------------------------------------------------------------
Aware, Inc.(1)                              5,100       138,656
----------------------------------------------------------------
Best Software, Inc.(1)                      4,400       104,500
----------------------------------------------------------------
BindView Development Corp.(1)               4,800       132,000
----------------------------------------------------------------
BroadVision, Inc.(1)                        3,500       112,000
----------------------------------------------------------------
Concord Communications, Inc.(1)             2,100       119,175
----------------------------------------------------------------
Dendrite International, Inc.(1)             6,600       164,794
----------------------------------------------------------------
Diamond Technology Partners,
Inc.(1)                                     6,900       131,963
----------------------------------------------------------------
Documentum, Inc.(1)                         3,000       160,313
----------------------------------------------------------------
DSET Corp.(1)                               9,000        93,375
----------------------------------------------------------------
First Data Corp.                            2,600        82,388
----------------------------------------------------------------
Great Plains Software, Inc.(1)              2,700       130,275
----------------------------------------------------------------
IDX Systems Corp.(1)                        2,500       110,000
----------------------------------------------------------------
Legato Systems, Inc.(1)                     3,500       230,781
----------------------------------------------------------------
Macromedia, Inc.(1)                         4,700       158,331
----------------------------------------------------------------
Medical Manager Corp.(1)                    2,900        90,988
----------------------------------------------------------------
MedQuist, Inc.(1)                           1,900        75,050
----------------------------------------------------------------
Mercury Interactive Corp.(1)                3,300       208,725
----------------------------------------------------------------
Micromuse, Inc.(1)                          5,600       109,200
----------------------------------------------------------------
MicroStrategy, Inc.(1)                      4,000       126,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Network Associates, Inc.(1)                 4,400   $   291,500
----------------------------------------------------------------
New Era of Networks, Inc.(1)                4,500       198,000
----------------------------------------------------------------
QuadraMed Corp.(1)                          5,200       106,600
----------------------------------------------------------------
Rational Software Corp.(1)                  3,900       103,350
----------------------------------------------------------------
SAP AG, Preference                            200        96,006
----------------------------------------------------------------
Sapient Corp.(1)                            2,900       162,400
----------------------------------------------------------------
Software AG Systems, Inc.(1)                4,300        77,938
----------------------------------------------------------------
SPR, Inc.(1)                                2,800        48,300
----------------------------------------------------------------
SS&C Technologies, Inc.(1)                  5,200        64,350
----------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)           5,100        87,975
----------------------------------------------------------------
TSI International Software Ltd.(1)          2,900       138,838
----------------------------------------------------------------
Veritas Software Corp.(1)                   2,937       176,036
----------------------------------------------------------------
Visio Corp.(1)                              2,400        87,750
----------------------------------------------------------------
Wind River Systems, Inc.(1)                 2,750       129,250
                                                    ------------
                                                      4,500,982
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.3%
Excel Switching Corp.(1)                    4,300       163,400
----------------------------------------------------------------
Tekelec(1)                                  6,000        99,375
                                                    ------------
                                                        262,775
----------------------------------------------------------------
ELECTRONICS - 2.0%
Bowthorpe plc                              18,000       103,559
----------------------------------------------------------------
Electrocomponents plc                      20,000       133,635
----------------------------------------------------------------
Getronics NV                                4,000       198,224
----------------------------------------------------------------
Hoshiden Corp.                              9,000       156,715
----------------------------------------------------------------
RF Micro Devices, Inc.(1)                   3,600       166,950
----------------------------------------------------------------
Sony Corp.                                  1,400       101,740
----------------------------------------------------------------
TDK Corp.                                   1,000        91,214
----------------------------------------------------------------
Uniphase Corp.(1)                           3,000       208,125
----------------------------------------------------------------
Vitesse Semiconductor Corp.(1)              5,200       237,250
----------------------------------------------------------------
VTech Holdings Ltd.                        53,000       231,237
----------------------------------------------------------------
Waters Corp.(1)                             1,100        95,975
                                                    ------------
                                                      1,724,624
----------------------------------------------------------------
PHOTOGRAPHY - 0.9%
Eastman Kodak Co.                           5,700       410,400
----------------------------------------------------------------
Xerox Corp.                                 2,800       330,400
                                                    ------------
                                                        740,800
----------------------------------------------------------------
TELECOMMUNICATIONS - 5.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 2.6%
Bell Atlantic Corp.                        10,646       604,826
----------------------------------------------------------------
Cable & Wireless Communications
plc(1)                                     16,000       145,771

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)

Century Telephone Enterprises, Inc.         1,200   $    81,000
----------------------------------------------------------------
Tele Danmark AS, B Shares                   2,000       269,941
----------------------------------------------------------------
Telecom Italia Mobile SpA                  27,500       203,470
----------------------------------------------------------------
Telefonica de Espana                        4,500       200,400
----------------------------------------------------------------
U S West, Inc.                             10,600       685,025
                                                    ------------
                                                      2,190,433
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.6%
ALLTELL Corp.                               7,100       424,669
----------------------------------------------------------------
AT&T Corp.                                 10,000       752,500
----------------------------------------------------------------
Ericsson LM, B Shares                       6,000       142,865
----------------------------------------------------------------
Matsushita Communication Industrial
Co.                                         2,000        94,128
----------------------------------------------------------------
Nippon Telegraph & Telephone Corp.             12        92,397
----------------------------------------------------------------
Nokia Oyj, A Shares                         1,200       146,940
----------------------------------------------------------------
NTT Mobile Communications Network,
Inc.                                            3       123,179
----------------------------------------------------------------
Telecom Italia SpA                         23,000       196,677
----------------------------------------------------------------
Vodafone Group plc                         14,000       226,085
                                                    ------------
                                                      2,199,440
----------------------------------------------------------------
TRANSPORTATION - 1.0%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.5%
AHL Services, Inc.(1)                       4,000       125,000
----------------------------------------------------------------
AMR Corp.(1)                                1,100        65,313
----------------------------------------------------------------
BAA plc                                    14,000       162,020
----------------------------------------------------------------
Delta Air Lines, Inc.                       1,000        52,000
                                                    ------------
                                                        404,333
----------------------------------------------------------------
RAILROADS & TRUCKERS - 0.5%
GATX Corp.                                  8,600       325,725
----------------------------------------------------------------
MotivePower Industries, Inc.(1)             3,000        96,563
                                                    ------------
                                                        422,288
----------------------------------------------------------------
UTILITIES - 3.8%
----------------------------------------------------------------
ELECTRIC UTILITIES - 2.6%
CalEnergy, Inc.(1)                          2,100        72,844
----------------------------------------------------------------
Duke Energy Corp.                           5,117       327,808
----------------------------------------------------------------
Endesa SA                                   6,000       159,219
----------------------------------------------------------------
FPL Group, Inc.                             6,000       369,750
----------------------------------------------------------------
Houston Industries, Inc.                    8,000       257,000
----------------------------------------------------------------
Kansas City Power & Light Co.               5,600       165,900
----------------------------------------------------------------
Montana Power Co.                           7,500       424,219
----------------------------------------------------------------
United Utilities plc                       11,000       152,379
----------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)                600       155,746

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

Western Resources, Inc.                     4,400   $   146,300
                                                    ------------
                                                      2,231,165
----------------------------------------------------------------
GAS UTILITIES - 1.2%
Columbia Energy Group                       2,950       170,363
----------------------------------------------------------------
El Paso Energy Corp.                       10,100       351,606
----------------------------------------------------------------
MCN Energy Group, Inc.                      4,300        81,969
----------------------------------------------------------------
National Fuel Gas Co.                       4,400       198,825
----------------------------------------------------------------
Questar Corp.                               8,200       158,875
----------------------------------------------------------------
RWE AG, Preference                          2,500        90,812
                                                    ------------
                                                      1,052,450
                                                    ------------
Total Common Stocks (Cost
$36,277,133)                                         46,549,258
----------------------------------------------------------------
PREFERRED STOCKS - 0.2%
----------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                 1,100        63,250
----------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(2)                          1,000       104,500
----------------------------------------------------------------
TCR Holding Corp.:
Series B(1)                                    88             5
Series C(1)                                    48             3
Series D(1)                                   127             7
Series E(1)                                   263            16
                                                    ------------
Total Preferred Stocks (Cost
$205,356)                                               167,781

                                     UNITS
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
----------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(2)                            500         9,062
----------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(2)                                  516        24,639
----------------------------------------------------------------
Telefonica de Espana Rts., Exp.
1/99                                        4,500         4,002
                                                    ------------
Total Rights, Warrants and
Certificates (Cost $7,062)                               37,703

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.7%
----------------------------------------------------------------
Arcadia Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1998-B, Cl. A3, 5.95%, 11/15/02      $    175,000       175,821
----------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1,
Cl. A, 6.25%, 8/25/05                     125,000       127,695
----------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                     175,000       175,820
----------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                   150,000       152,250
                                                    ------------
Total Asset-Backed Securities (Cost
$624,514)                                               631,586

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.6%
----------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09         $    350,000   $   347,700
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                               200,000       204,562
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                                157,298       158,308
Series 1843, Cl. VB, 7%, 4/15/03           50,000        51,062
Series 1849, Cl. VA, 6%, 12/15/10         110,791       111,761
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.50%, 10/15/20(4)                        900,000       118,125
Series 1583, Cl. IC, 7.03%-30.30%,
1/15/20(4)                                867,613        85,135
Series 1661, Cl. PK, 6.61%-7.47%,
11/15/06(4)                               745,601        47,998
----------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                               126,745       127,146
6.50%, 4/1/26                             162,143       163,305
7%, 4/1/00                                 77,854        77,780
----------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                   142,928       142,660
----------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Series
1994-7, Cl. A18, 6%, 2/25/09              248,607       237,497
----------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(5)         350,000       350,219
                                                    ------------
Total Mortgage-Backed Obligations
(Cost $2,219,223)                                     2,223,258
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.9%
----------------------------------------------------------------
Federal Farm Credit Bank,
Medium-Term Nts., 5.24%, 10/1/08          175,000       174,189
----------------------------------------------------------------
Federal Home Loan Bank, 5.57%,
8/17/00                                   350,000       353,118
----------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                               575,000       627,649
7.50%, 11/15/16                         1,310,000     1,629,312
----------------------------------------------------------------
STRIPS, 5.618%, 11/15/18(6)               750,000       249,925
----------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                           500,000       527,500
5.75%, 8/15/03                          1,100,000     1,148,469
6.125%, 8/15/07                           350,000       382,594
6.50%, 8/15/05                            945,000     1,038,615
6.75%, 6/30/99                            445,000       449,867
7.50%, 11/15/01                         1,775,000     1,908,125
                                                    ------------
Total U.S. Government Obligations
(Cost $8,123,278)                                     8,489,363

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 21.8%
----------------------------------------------------------------
BASIC MATERIALS - 1.2%
----------------------------------------------------------------
CHEMICALS - 0.6% Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07         $    125,000   $   100,625
----------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20              50,000        68,058
----------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                     50,000        63,959
----------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04(2)                          125,000       134,375
----------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(7)                                125,000        52,500
----------------------------------------------------------------
Texas Petrochemicals Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06           125,000       123,750
                                                    ------------
                                                        543,267
----------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                   100,000       106,882
----------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                        100,000        76,500
----------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                   125,000        40,000
----------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                          75,000        74,812
                                                    ------------
                                                        298,194
----------------------------------------------------------------
PAPER - 0.3%
Malette, Inc., 12.25% Sr. Sec.
Nts., 7/15/04(2)                          125,000       135,625
----------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                              125,000       127,187
                                                    ------------
                                                        262,812
----------------------------------------------------------------
CAPITAL GOODS - 3.0%
----------------------------------------------------------------
INDUSTRIAL SERVICES - 2.0%
Advance Holding Corp., 0%/12.875%
Sr. Disc. Nts., 4/15/09(7)                100,000        58,500
----------------------------------------------------------------
Advance Stores Co., Inc., 10.25%
Sr. Unsec. Sub. Nts., Series B,
4/15/08                                   125,000       126,875
----------------------------------------------------------------
Applied Extrusion Technologies,
Inc., 11.50% Sr. Nts., Series B,
4/1/02(2)                                  75,000        78,562
----------------------------------------------------------------
Armco, Inc., 9% Sr. Unsec. Nts.,
9/15/07                                    50,000        50,500
----------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Unsec. Nts., Series B, 10/15/04(2)        125,000        94,375
----------------------------------------------------------------
Fisher Scientific International,
Inc., 9% Sr. Sub. Nts., 2/1/08(3)         100,000       100,500
----------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., Series B,
8/1/07                                     50,000        49,750
----------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07(2)                  100,000       100,000
----------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., Series B, 10/15/07(2)           50,000        49,750
----------------------------------------------------------------
Mrs. Fields Holding Co., Units
(each unit consists of $1,000
principal amount of 0%/14% sr. sec.
disc. nts., 12/1/05 and warrants to
purchase shares of common
stock)(2)(7)(8)                           150,000        86,250
----------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr.
Unsec. Sub. Nts., Series B, 7/1/08        125,000       116,875
----------------------------------------------------------------
Production Resource Group, LLC/PRG
Finance Corp., 11.50% Sr. Unsec.
Sub. Nts., 1/15/08(2)                      75,000        73,875
----------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts.,
1/20/07(3)                                200,000       193,437
----------------------------------------------------------------
Simonds Industries, Inc., 10.25%
Sr. Sub. Nts., 7/1/08(2)                  125,000       128,125
----------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                  125,000       131,921
----------------------------------------------------------------
Thermadyne Holdings Corp.,
0%/12.50% Sr. Disc. Debs.,
6/1/08(2)(7)                               50,000        24,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)

Tyco International Group SA, 6.125%
Unsec. Nts., 6/15/01                 $    175,000   $   176,864
----------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06               120,000       118,909
                                                    ------------
                                                      1,759,068
----------------------------------------------------------------
MANUFACTURING - 1.0%
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                    125,000       126,624
----------------------------------------------------------------
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07(2)             125,000       128,125
----------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(2)                          125,000       128,125
----------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07               100,000        98,500
----------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                                   175,000       173,839
----------------------------------------------------------------
U.S. Industries, Inc., 7.125% Sr.
Nts., 10/15/03(3)                         225,000       225,275
                                                    ------------
                                                        880,488
----------------------------------------------------------------
CONSUMER CYCLICALS - 6.5%
----------------------------------------------------------------
AUTOS & HOUSING - 0.7% Ainsworth Lumber, Inc., 12.50% Sr.
Nts., 7/15/07(9)                          125,000       125,000
----------------------------------------------------------------
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99                 100,000       100,500
----------------------------------------------------------------
Black & Decker Corp., 6.625% Nts.,
11/15/00                                   85,000        86,453
----------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07          125,000       108,125
----------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07             125,000       130,000
                                                    ------------
                                                        550,078
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.6%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(2)                100,000       104,500
----------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., Series B, 8/1/04                50,000        45,750
----------------------------------------------------------------
Bally Total Fitness Holding Corp.,
9.875% Sr. Sub. Nts., Series B,
10/15/07                                  125,000       123,125
----------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                              125,000       139,062
----------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                   200,000       227,000
----------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Sec. Nts., 6/1/03(2)         125,000       134,375
----------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr.
Unsec. Sub. Nts., 6/1/06                  100,000       108,500
----------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                    175,000       176,451
----------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr.
Nts., Series A, 8/1/05                    125,000       122,500
----------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd.
Sr. Sec. Nts., 11/1/03                    125,000       133,125
----------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                         50,000        51,875
----------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Unsec.
Nts., 8/15/08(3)                          100,000       103,000
----------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                  125,000       150,625
----------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                 125,000       134,687
----------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                         125,000       128,125
----------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                    125,000       136,875
----------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd.
First Mtg. Nts., 12/15/00                 100,000        92,000
----------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr.
Sub. Nts., 4/15/07                        125,000       131,250
                                                    ------------
                                                      2,242,825

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
MEDIA - 2.4%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                              $    125,000   $   140,625
----------------------------------------------------------------
Allbritton Communications Co.,
8.875% Sr. Sub. Nts., Series B,
2/1/08                                    125,000       126,875
----------------------------------------------------------------
Big Flower Press Holdings, Inc.,
8.625% Sr. Sub. Nts., 12/1/08(3)          125,000       126,875
----------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                         100,000       108,500
----------------------------------------------------------------
Century Communications Corp., Zero
Coupon Sr. Disc. Nts., Series B,
8.497%, 1/15/08(6)                         50,000        25,250
----------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                           125,000       133,750
----------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                              50,000        54,750
----------------------------------------------------------------
Diva Systems Corp., Units (each
unit consists of $1,000 principal
amount of 0%/12.625% sr. disc.
nts., 3/1/08 and three warrants to
purchase three shares of common
stock)(3)(7)(8)                           200,000        83,000
----------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(7)                          100,000       100,250
----------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(7)                                175,000       120,750
----------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07                          50,000        51,250
----------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                   125,000       132,500
----------------------------------------------------------------
Interepublic National Radio Sales
Corp., 10% Sr. Unsec. Sub. Nts.,
7/1/08(2)                                 125,000       129,375
----------------------------------------------------------------
James Cable Partners LP, 10.75% Sr.
Nts., Series B, 8/15/04                   100,000       104,500
----------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(7)                      125,000       126,562
----------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                    125,000       128,125
----------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                    125,000       133,125
----------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                     100,000       106,500
----------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07            125,000        41,875
----------------------------------------------------------------
United International Holdings,
Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(7)                      100,000        54,500
                                                    ------------
                                                      2,028,937
----------------------------------------------------------------
RETAIL: GENERAL - 0.5%
Federated Department Stores, Inc.,
6.125% Cv. Sub. Nts., 9/1/01(5)           200,000       202,341
----------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                              90,000        96,886
----------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06              125,000       132,500
                                                    ------------
                                                        431,727
----------------------------------------------------------------
RETAIL: SPECIALTY - 0.3%
K Mart Corp., 7.75% Debs., 10/1/12        125,000       128,793
----------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                            150,000       157,875
                                                    ------------
                                                        286,668
----------------------------------------------------------------
CONSUMER STAPLES - 1.1%
----------------------------------------------------------------
CONSUMER SERVICES - 0.1% Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                        100,000       105,500
----------------------------------------------------------------
ENTERTAINMENT - 0.2%
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05            125,000       129,000
----------------------------------------------------------------
FOOD - 0.5%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                 125,000       116,250

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
FOOD (CONTINUED)

Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                        $    115,000   $   116,119
----------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                             175,000       188,077
                                                    ------------
                                                        420,446
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.1%
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                    50,000        51,500
----------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                     50,000        55,578
----------------------------------------------------------------
Revlon Consumer Products Corp.,
8.625% Sr. Unsec. Sub. Nts., 2/1/08       125,000       114,375
                                                    ------------
                                                        169,953
----------------------------------------------------------------
ENERGY - 1.0%
----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.8% Coastal Corp.:
8.125% Sr. Nts., 9/15/02                   50,000        53,592
8.75% Sr. Nts., 5/15/99                    35,000        35,367
----------------------------------------------------------------
Crown Central Petroleum Corp.,
10.875% Sr. Nts., 2/1/05                   50,000        48,250
----------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                    50,000        37,250
----------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                    75,000        67,828
9% Debs., 8/15/99                          75,000        75,375
----------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                       50,000        54,067
----------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                             125,000       133,183
----------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                              75,000        52,875
----------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Nts., Series B, 10/15/04              125,000        50,625
----------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., Series B, 6/15/02(2)             50,000        16,250
----------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                     50,000        51,450
                                                    ------------
                                                        676,112
----------------------------------------------------------------
OIL-DOMESTIC - 0.1%
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                              50,000        50,569
----------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19        70,000        70,761
                                                    ------------
                                                        121,330
----------------------------------------------------------------
OIL-INTERNATIONAL - 0.1%
Abraxas Petroleum Corp./CDN Abraxas
Petroleum Ltd., 11.50% Sr. Unsec.
Nts.,
Series D, 11/1/04                         100,000        76,000
----------------------------------------------------------------
FINANCIAL - 2.8%
----------------------------------------------------------------
BANKS - 0.4%
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                             150,000       144,392
----------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                   85,000        93,217
----------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                             105,000       106,394
                                                    ------------
                                                        344,003
----------------------------------------------------------------
DIVERSIFIED  FINANCIAL - 1.3% American General  Institutional  Capital B, 8.125%
Bonds, Series B,
3/15/46(3)                                125,000       144,287

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Capital One Financial Corp., 7.25%
Nts., 12/1/03                        $     40,000   $    39,370
----------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01        220,000       220,915
----------------------------------------------------------------
General Electric Capital Corp.,
5.77% Nts., Series A, 8/27/01             200,000       202,229
----------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                      175,000       175,625
----------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts.,
8/1/01(3)                                 200,000       197,240
----------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(2)(8)             125,000        94,375
                                                    ------------
                                                      1,074,041
----------------------------------------------------------------
INSURANCE - 0.5% Aetna Industries, Inc., 11.875% Sr.
Nts., 10/1/06(2)                          100,000       105,500
----------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                             100,000        95,931
----------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01        175,000       167,835
----------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                        85,000        87,046
                                                    ------------
                                                        456,312
----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.6%
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01                280,000       278,209
----------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                    60,000        60,507
----------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                             175,000       173,196
                                                    ------------
                                                        511,912
----------------------------------------------------------------
HEALTHCARE - 0.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., Series A,
1/15/08                                    50,000        47,000
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.8%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                      145,000       143,963
----------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                     100,000       111,500
----------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(3)                         125,000       126,875
----------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07        50,000        48,125
----------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06(2)          100,000        90,500
----------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                              75,000        78,938
----------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                              75,000        77,712
                                                    ------------
                                                        677,613
----------------------------------------------------------------
TELECOMMUNICATIONS - 3.7%
----------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07                                   125,000       117,500
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
3.6%
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01       175,000       172,773
----------------------------------------------------------------
Coaxial Communications, Inc., 10%
Sr. Unsec. Nts., 8/15/06(2)               125,000       129,688
----------------------------------------------------------------
Comcast Cellular Communications,
Inc., 9.50% Sr. Nts., 5/1/07              125,000       133,125
----------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(7)                               125,000       106,250
----------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(7)                                125,000        88,750

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

e.spire Communications, Inc.,
0%/13% Sr. Disc. Nts., 11/1/05(7)    $    100,000   $    75,500
----------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                          125,000       125,625
----------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                    100,000        82,500
----------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(7)                   125,000        90,313
----------------------------------------------------------------
Hermes Europe Railtel BV, 10.375%
Sr. Nts., 1/15/09(3)(10)                  125,000       126,875
----------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(7)                    125,000        81,250
----------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(7)                       200,000       165,000
----------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., Series C/EN,
7/15/05                                   125,000       108,125
----------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Unsec. Nts., 5/1/08            125,000       124,063
----------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(7)                                 125,000        93,438
----------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(7)       150,000       146,250
----------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec.
Nts., 7/1/08                              125,000       122,500
----------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(9)                                100,000        95,000
----------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts.,
11/1/08(3)                                100,000       105,250
----------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(7)                               125,000        97,188
----------------------------------------------------------------
RSL Communications plc, 9.125% Sr.
Unsec. Nts., 3/1/08                       100,000        92,500
----------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08              100,000       100,750
----------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                   100,000       116,000
----------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, Series B, 6/30/07           125,000       119,375
----------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)         75,000        63,000
9.625% Sr. Debs., 10/1/06                  75,000        77,625
----------------------------------------------------------------
US West Capital Funding, Inc.,
6.125% Nts., 7/15/02                      200,000       204,691
----------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                          50,000        53,250
----------------------------------------------------------------
Winstar Communications, Inc.,
0%/14% Sr. Disc. Nts., 10/15/05(7)         50,000        35,750
                                                    ------------
                                                      3,132,404
----------------------------------------------------------------
TRANSPORTATION - 0.5%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.2% Canadian Airlines Corp., 12.25% Sr.
Nts., 8/1/06                               75,000        51,375
----------------------------------------------------------------
Trans World Airlines, Inc., 11.375%
Unsec. Nts., 3/1/06                       125,000        79,375
                                                    ------------
                                                        130,750
----------------------------------------------------------------
RAILROADS & TRUCKERS - 0.3%
CSX Corp., 7.05% Debs., 5/1/02             70,000        73,140
----------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                    75,000        82,769
----------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                   105,000       107,018
                                                    ------------
                                                        262,927
----------------------------------------------------------------
SHIPPING - 0.0%
Golden Ocean Group Ltd., 10% Sr.
Unsec. Nts., 8/31/01                      100,000        30,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
UTILITIES - 1.1%
----------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
AES Corp., 8% Sr. Nts., 12/31/08     $    100,000   $    99,057
----------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01         200,000       204,107
                                                    ------------
                                                        303,164
----------------------------------------------------------------
GAS UTILITIES - 0.7%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                  200,000       203,127
----------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                             125,000       133,429
----------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts.,
8/1/02                                    225,000       225,740
                                                    ------------
                                                        562,296
                                                    ------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $19,090,301)                   18,683,827
----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 0.0%
----------------------------------------------------------------
BankAmerica Corp. (New), 8.50%
Exchangeable Sub. Capital Nts.,
3/1/99 (exchangeable for common,
perpetual preferred stock or other
capital securities) (Cost $37,251)         35,000        35,134
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.3%
----------------------------------------------------------------
Repurchase agreement with
PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at
$8,835,759 on 1/4/99,
collateralized by U.S. Treasury
Nts., 7.75%, 11/30/99, with a value
of $9,023,454 (Cost $8,831,000)         8,831,000     8,831,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$75,415,118)                                 99.7%   85,648,910
----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.3       224,500
                                     ------------   ------------
NET ASSETS                                  100.0%  $85,873,410
                                     ------------   ------------
                                     ------------   ------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,711,324 or 1.99% of the Fund's net assets as of December 31, 1998.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

9. Interest or dividend is paid in kind.

10. When-issued security to be delivered and settled after December 31, 1998.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMMON STOCKS - 72.0%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 0.9%
-------------------------------------------------------------------------------------
CHEMICALS - 0.6%
Dexter Corp.                                                       6,000  $  188,625
-------------------------------------------------------------------------------------
Ethyl Corp.                                                       16,200      94,162
-------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                2,000      74,172
-------------------------------------------------------------------------------------
IMC Global, Inc.                                                   2,834      60,577
                                                                          -----------
                                                                             417,536
-------------------------------------------------------------------------------------
METALS - 0.2%
Carpenter Technology Corp.                                         4,300     145,931
-------------------------------------------------------------------------------------
PAPER - 0.1%
Unisource Worldwide, Inc.                                          9,000      65,250
-------------------------------------------------------------------------------------
CAPITAL GOODS - 7.9%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corp.                                            11,500     674,187
-------------------------------------------------------------------------------------
Kellstrom Industries, Inc.(1)                                      3,200      92,000
-------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              2,400     203,400
                                                                          -----------
                                                                             969,587
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.1%
Toshiba Corp.                                                     19,000     112,909
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
Casella Waste Systems, Inc., Cl. A(1)                              3,000     111,375
-------------------------------------------------------------------------------------
Hays plc                                                          26,000     222,006
-------------------------------------------------------------------------------------
International Network Services(1)                                  4,000     266,000
-------------------------------------------------------------------------------------
Kendle International, Inc.(1)                                      3,800      88,825
-------------------------------------------------------------------------------------
Knoll, Inc.(1)                                                       900      26,662
-------------------------------------------------------------------------------------
Manhattan Associates, Inc.(1)                                      3,000      81,750
-------------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                                         4,800     120,000
-------------------------------------------------------------------------------------
Metzler Group, Inc.(1)                                             3,500     170,406
-------------------------------------------------------------------------------------
NCO Group, Inc.(1)                                                 2,500     112,500
-------------------------------------------------------------------------------------
New England Business Service, Inc.                                 6,300     246,487
-------------------------------------------------------------------------------------
Rental Service Corp.(1)                                            4,100      64,319
-------------------------------------------------------------------------------------
SM&A Corp.(1)                                                      1,400      26,600
-------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                               11,175     302,423
-------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)                     6,800     340,000
-------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                            2,800      92,750
-------------------------------------------------------------------------------------
Viad Corp.                                                         5,300     160,987
-------------------------------------------------------------------------------------
Whittman-Hart, Inc.(1)                                             5,000     138,125
                                                                          -----------
                                                                           2,571,215

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MANUFACTURING - 3.0%
BBA Group plc                                                     21,000  $  130,393
-------------------------------------------------------------------------------------
Brambles Industries Ltd.                                           6,000     146,202
-------------------------------------------------------------------------------------
Herman Miller, Inc.                                                2,300      61,812
-------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                 3,500     164,281
-------------------------------------------------------------------------------------
Mannesmann AG                                                      2,500     289,323
-------------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                              3,900     109,444
-------------------------------------------------------------------------------------
PACCAR, Inc.                                                       7,200     296,100
-------------------------------------------------------------------------------------
ROHN Industries, Inc.(1)                                          12,000      41,250
-------------------------------------------------------------------------------------
Smiths Industries plc                                             12,000     167,524
-------------------------------------------------------------------------------------
Taiyo Yuden Co.                                                    8,000      94,517
-------------------------------------------------------------------------------------
Textron, Inc.                                                      4,600     349,312
-------------------------------------------------------------------------------------
United Technologies Corp.                                          2,800     304,500
                                                                          -----------
                                                                           2,154,658
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.7%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.7%
Bridgestone Corp.                                                  5,000     113,245
-------------------------------------------------------------------------------------
Cie de Saint Gobain                                                1,000     141,246
-------------------------------------------------------------------------------------
Federal-Mogul Corp.                                                5,400     321,300
-------------------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                                        2,600      90,350
-------------------------------------------------------------------------------------
Kaufman & Broad Home Corp.                                         1,400      40,250
-------------------------------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                                          4,700     185,356
-------------------------------------------------------------------------------------
Maytag Corp.                                                       4,900     305,025
-------------------------------------------------------------------------------------
Overseas Union Enterprise Ltd.                                    40,000      79,517
-------------------------------------------------------------------------------------
Owens Corning                                                      3,500     124,031
-------------------------------------------------------------------------------------
Sonic Automotive, Inc.(1)                                          2,700      92,981
-------------------------------------------------------------------------------------
Suzuki Motor Corp.                                                 4,000      47,329
-------------------------------------------------------------------------------------
USG Corp.                                                          3,000     152,812
-------------------------------------------------------------------------------------
Valeo SA                                                           2,600     204,984
-------------------------------------------------------------------------------------
Whirlpool Corp.                                                      900      49,837
                                                                          -----------
                                                                           1,948,263
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
CDL Hotels International Ltd.                                    300,000      77,062
-------------------------------------------------------------------------------------
Coach USA, Inc.(1)                                                 4,000     138,750
-------------------------------------------------------------------------------------
Hasbro, Inc.                                                       1,500      54,187
-------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                  1,200     116,026
-------------------------------------------------------------------------------------
Pegasus Systems, Inc.(1)                                           3,100     111,600
                                                                          -----------
                                                                             497,625
-------------------------------------------------------------------------------------
MEDIA - 0.7%
Benpres Holdings Corp.(1)                                        120,000      19,435
-------------------------------------------------------------------------------------
Citadel Communications Corp.(1)                                    3,300      85,387
-------------------------------------------------------------------------------------
VNU-Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit         5,000     188,632

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)

Wolters Kluwer NV                                                    900  $  192,693
                                                                          -----------
                                                                             486,147
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.9%
Circle K Japan Co. Ltd.                                            1,300      57,051
-------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                3,000     162,750
-------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                               1,200      52,275
-------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                  1,300      17,956
-------------------------------------------------------------------------------------
Gucci Group NV                                                     1,300      63,212
-------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.                                                2,000     139,514
-------------------------------------------------------------------------------------
K Mart Corp.(1)                                                    3,400      52,062
-------------------------------------------------------------------------------------
Nordstrom, Inc.                                                    1,800      62,437
-------------------------------------------------------------------------------------
Shaw Industries, Inc.                                              2,300      55,775
                                                                          -----------
                                                                             663,032
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 2.7%
Ann Taylor Stores Corp.(1)                                         3,800     149,862
-------------------------------------------------------------------------------------
Boots Co. plc                                                     10,000     169,365
-------------------------------------------------------------------------------------
Brown Group, Inc.                                                  9,700     170,356
-------------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)                            2,800      70,350
-------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             4,900     120,662
-------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                      3,200     261,352
-------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                       6,500     330,687
-------------------------------------------------------------------------------------
Kingfisher plc                                                    15,000     150,464
-------------------------------------------------------------------------------------
Koninklijke Ahold NV                                               6,000     221,883
-------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                        1,200      56,850
-------------------------------------------------------------------------------------
Restoration Hardware, Inc.(1)                                      5,800     155,875
-------------------------------------------------------------------------------------
School Specialty, Inc.(1)                                          4,700     100,462
                                                                          -----------
                                                                           1,958,168
-------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.4%
-------------------------------------------------------------------------------------
BEVERAGES - 0.7%
Anheuser-Busch Cos., Inc.                                          5,500     360,937
-------------------------------------------------------------------------------------
Scottish & Newcastle plc                                          15,000     169,489
                                                                          -----------
                                                                             530,426
-------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.8%
Alternative Living Services, Inc.(1)                               6,900     236,325
-------------------------------------------------------------------------------------
Hanover Compressor Co.(1)                                          3,400      87,337
-------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 1,700      77,562
-------------------------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                                    5,150     191,837
                                                                          -----------
                                                                             593,061
-------------------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
CKE Restaurants, Inc.                                              5,610     165,144

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.                                        9,300  $   97,650
-------------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                                   330,000     142,700
                                                                          -----------
                                                                             405,494
-------------------------------------------------------------------------------------
FOOD - 2.3%
General Mills, Inc.                                                5,500     427,625
-------------------------------------------------------------------------------------
Groupe Danone                                                        800     229,144
-------------------------------------------------------------------------------------
IBP, Inc.                                                          8,000     233,000
-------------------------------------------------------------------------------------
Jeronimo Martins & Filho SA                                        3,000     164,122
-------------------------------------------------------------------------------------
Kerry Group plc, Cl. A                                            10,000     136,426
-------------------------------------------------------------------------------------
Koninklijke Numico NV                                              3,200     152,611
-------------------------------------------------------------------------------------
Nestle SA                                                            100     217,613
-------------------------------------------------------------------------------------
Suiza Foods Corp.(1)                                               2,300     117,156
                                                                          -----------
                                                                           1,677,697
-------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.7%
Albertson's, Inc.                                                  3,300     210,169
-------------------------------------------------------------------------------------
Colruyt SA                                                           250     209,590
-------------------------------------------------------------------------------------
Kroger Co.(1)                                                      3,400     205,700
-------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                   3,600     219,375
-------------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                                      5,300     127,862
-------------------------------------------------------------------------------------
Whole Foods Market, Inc.(1)                                        2,500     120,937
-------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                 34,000     156,151
                                                                          -----------
                                                                           1,249,784
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.4%
Blyth Industries, Inc.(1)                                          4,100     128,125
-------------------------------------------------------------------------------------
Dial Corp. (The)                                                   6,000     173,250
-------------------------------------------------------------------------------------
Fort James Corp.                                                   4,587     183,480
-------------------------------------------------------------------------------------
L'OREAL                                                              350     253,133
-------------------------------------------------------------------------------------
Premark International, Inc.                                        5,600     193,900
-------------------------------------------------------------------------------------
Reckitt & Colman plc                                               8,000     105,581
                                                                          -----------
                                                                           1,037,469
-------------------------------------------------------------------------------------
ENERGY - 2.3%
-------------------------------------------------------------------------------------
OIL - DOMESTIC - 2.1%
Amoco Corp.                                                        3,800     229,425
-------------------------------------------------------------------------------------
Atlantic Richfield Co.                                             3,700     241,425
-------------------------------------------------------------------------------------
Chevron Corp.                                                      3,300     273,694
-------------------------------------------------------------------------------------
Exxon Corp.                                                        7,200     526,500
-------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         6,200     104,625
-------------------------------------------------------------------------------------
Total SA, B Shares                                                 1,400     141,854
                                                                          -----------
                                                                           1,517,523

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 0.2%
Shell Transport & Trading Co. plc                                 30,000  $  183,043
-------------------------------------------------------------------------------------
FINANCIAL - 11.1%
-------------------------------------------------------------------------------------
BANKS - 3.2%
Banco Popular Espanol SA                                           2,200     166,136
-------------------------------------------------------------------------------------
Banco Santander SA                                                   120       2,388
-------------------------------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)                                  2,800      36,400
-------------------------------------------------------------------------------------
Bank One Corp.                                                     9,500     485,094
-------------------------------------------------------------------------------------
BankBoston Corp.                                                   8,300     323,181
-------------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                                    1,950     154,312
-------------------------------------------------------------------------------------
Credito Italiano SpA                                              30,000     178,211
-------------------------------------------------------------------------------------
First Union Corp.                                                  8,600     522,988
-------------------------------------------------------------------------------------
Lloyds TSB Group plc                                              18,000     255,166
-------------------------------------------------------------------------------------
Nordbanken Holding AB                                             28,000     179,630
                                                                          -----------
                                                                           2,303,506
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.2%
Cattles plc                                                       15,000     157,303
-------------------------------------------------------------------------------------
Citigroup, Inc.                                                    9,600     475,200
-------------------------------------------------------------------------------------
Fannie Mae                                                         2,800     207,200
-------------------------------------------------------------------------------------
HealthCare Financial Partners, Inc.(1)                             4,400     160,600
-------------------------------------------------------------------------------------
ING Groep NV                                                       3,000     183,037
-------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                              8,000     107,890
-------------------------------------------------------------------------------------
Northern Rock plc                                                 20,000     190,339
-------------------------------------------------------------------------------------
Perlis Plantations Berhad(3)                                      25,500      20,937
-------------------------------------------------------------------------------------
Promise Co. Ltd.                                                   1,400      72,689
                                                                          -----------
                                                                           1,575,195
-------------------------------------------------------------------------------------
INSURANCE - 4.2%
AEGON NV                                                           1,800     221,179
-------------------------------------------------------------------------------------
Allstate Corp.                                                     2,500      96,563
-------------------------------------------------------------------------------------
American General Corp.                                             5,700     444,600
-------------------------------------------------------------------------------------
American International Group, Inc.                                 2,500     241,563
-------------------------------------------------------------------------------------
Assicurazioni Generali SpA                                         4,000     167,385
-------------------------------------------------------------------------------------
AXA SA                                                             1,400     203,007
-------------------------------------------------------------------------------------
Cigna Corp.                                                        2,900     224,206
-------------------------------------------------------------------------------------
Conseco, Inc.                                                      3,900     119,194
-------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                 100       5,788
-------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                            1,900     104,263
-------------------------------------------------------------------------------------
HSB Group, Inc.                                                    3,750     153,984
-------------------------------------------------------------------------------------
Irish Life plc                                                    15,000     141,346
-------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                              3,900     292,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)                                   6,700  $  221,100
-------------------------------------------------------------------------------------
Transamerica Corp.                                                 3,000     346,500
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                           2,300      71,300
                                                                          -----------
                                                                           3,054,478
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Camden Property Trust                                              7,200     187,200
-------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                      11,400     178,125
-------------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                                      6,814     152,037
-------------------------------------------------------------------------------------
HRPT Properties Trust                                              9,200     129,375
-------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                      5,407      81,781
-------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                           6,500     130,813
                                                                          -----------
                                                                             859,331
-------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.                                        2,100     192,544
-------------------------------------------------------------------------------------
HEALTHCARE - 6.5%
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.5%
Amgen, Inc.(1)                                                     2,800     292,775
-------------------------------------------------------------------------------------
Fresenius AG, Preference                                             900     189,130
-------------------------------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                                        2,500     106,875
-------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                                7,800     388,050
-------------------------------------------------------------------------------------
Idexx Laboratories, Inc.(1)                                        2,900      78,028
-------------------------------------------------------------------------------------
Jones Pharma, Inc.                                                 3,500     127,750
-------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A(1)                             3,900     232,538
-------------------------------------------------------------------------------------
Novartis AG                                                          100     196,507
-------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                          1,500     197,978
-------------------------------------------------------------------------------------
Sanofi SA                                                          1,500     247,046
-------------------------------------------------------------------------------------
Schering AG                                                        1,200     150,943
-------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                    4,000     153,642
-------------------------------------------------------------------------------------
Zeneca Group plc                                                   5,000     216,949
                                                                          -----------
                                                                           2,578,211
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.0%
Bard (C.R.), Inc.                                                 13,600     673,200
-------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                12,000     144,000
-------------------------------------------------------------------------------------
Olympus Optical Co. Ltd.                                           9,000     103,232
-------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)                            6,200     120,513
-------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                   3,900     233,756
-------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                       5,900      97,940
-------------------------------------------------------------------------------------
Province Healthcare Co.(1)                                         4,400     157,850
-------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                          6,200     178,638
-------------------------------------------------------------------------------------
SmithKline Beecham plc                                            17,000     236,763

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)

Tenet Healthcare Corp.(1)                                          2,590  $   67,988
-------------------------------------------------------------------------------------
Terumo Corp.                                                       2,000      46,976
-------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                                 2,000      59,125
-------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                   500      43,500
                                                                          -----------
                                                                           2,163,481
-------------------------------------------------------------------------------------
TECHNOLOGY - 14.9%
-------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.7%
3Com Corp.(1)                                                      5,400     241,988
-------------------------------------------------------------------------------------
Apex PC Solutions, Inc.(1)                                         3,900     112,613
-------------------------------------------------------------------------------------
Apple Computer, Inc.(1)                                            4,800     196,500
-------------------------------------------------------------------------------------
Compaq Computer Corp.                                             10,000     419,375
-------------------------------------------------------------------------------------
Electronics for Imaging, Inc.(1)                                   3,000     120,563
-------------------------------------------------------------------------------------
International Business Machines Corp.                              3,700     683,575
-------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                        2,400     241,200
-------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                         8,200     369,000
-------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                        4,800     145,200
-------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                  2,300      81,794
-------------------------------------------------------------------------------------
VideoServer, Inc.(1)                                               5,300      97,388
                                                                          -----------
                                                                           2,709,196
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 6.9%
Abacus Direct Corp.(1)                                             2,900     131,950
-------------------------------------------------------------------------------------
Applied Micro Circuits Corp.(1)                                    4,400     149,463
-------------------------------------------------------------------------------------
Aware, Inc.(1)                                                     5,700     154,969
-------------------------------------------------------------------------------------
Best Software, Inc.(1)                                             4,800     114,000
-------------------------------------------------------------------------------------
BindView Development Corp.(1)                                      5,400     148,500
-------------------------------------------------------------------------------------
BroadVision, Inc.(1)                                               3,900     124,800
-------------------------------------------------------------------------------------
Concord Communications, Inc.(1)                                    2,300     130,525
-------------------------------------------------------------------------------------
Dendrite International, Inc.(1)                                    7,300     182,272
-------------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                               7,700     147,263
-------------------------------------------------------------------------------------
Documentum, Inc.(1)                                                3,400     181,688
-------------------------------------------------------------------------------------
DSET Corp.(1)                                                     10,000     103,750
-------------------------------------------------------------------------------------
First Data Corp.                                                   2,800      88,725
-------------------------------------------------------------------------------------
Great Plains Software, Inc.(1)                                     3,000     144,750
-------------------------------------------------------------------------------------
IDX Systems Corp.(1)                                               2,900     127,600
-------------------------------------------------------------------------------------
Legato Systems, Inc.(1)                                            3,900     257,156
-------------------------------------------------------------------------------------
Macromedia, Inc.(1)                                                5,200     175,175
-------------------------------------------------------------------------------------
Medical Manager Corp.(1)                                           3,300     103,538
-------------------------------------------------------------------------------------
MedQuist, Inc.(1)                                                  2,100      82,950
-------------------------------------------------------------------------------------
Mercury Interactive Corp.(1)                                       3,800     240,350

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)

Micromuse, Inc.(1)                                                 6,300  $  122,850
-------------------------------------------------------------------------------------
MicroStrategy, Inc.(1)                                             4,500     141,750
-------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                        5,000     331,250
-------------------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                       5,000     220,000
-------------------------------------------------------------------------------------
QuadraMed Corp.(1)                                                 6,100     125,050
-------------------------------------------------------------------------------------
Rational Software Corp.(1)                                         4,300     113,950
-------------------------------------------------------------------------------------
SAP AG, Preference                                                   200      96,006
-------------------------------------------------------------------------------------
Sapient Corp.(1)                                                   3,200     179,200
-------------------------------------------------------------------------------------
Software AG Systems, Inc.(1)                                       4,800      87,000
-------------------------------------------------------------------------------------
SPR, Inc.(1)                                                       3,100      53,475
-------------------------------------------------------------------------------------
SS&C Technologies, Inc.(1)                                         5,900      73,013
-------------------------------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)                                  5,700      98,325
-------------------------------------------------------------------------------------
TSI International Software Ltd.(1)                                 3,200     153,200
-------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                          3,312     198,513
-------------------------------------------------------------------------------------
Visio Corp.(1)                                                     2,800     102,375
-------------------------------------------------------------------------------------
Wind River Systems, Inc.(1)                                        3,150     148,050
                                                                          -----------
                                                                           5,033,431
-------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.4%
Excel Switching Corp.(1)                                           4,900     186,200
-------------------------------------------------------------------------------------
Tekelec(1)                                                         6,700     110,969
                                                                          -----------
                                                                             297,169
-------------------------------------------------------------------------------------
ELECTRONICS - 2.7%
Bowthorpe plc                                                     19,000     109,312
-------------------------------------------------------------------------------------
Electrocomponents plc                                             23,000     153,680
-------------------------------------------------------------------------------------
Getronics NV                                                       4,000     198,224
-------------------------------------------------------------------------------------
Hoshiden Corp.                                                    10,000     174,128
-------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                          3,900     180,863
-------------------------------------------------------------------------------------
Sony Corp.                                                         1,600     116,274
-------------------------------------------------------------------------------------
TDK Corp.                                                          2,000     182,428
-------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                  3,300     228,938
-------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                     5,700     260,063
-------------------------------------------------------------------------------------
VTech Holdings Ltd.                                               61,000     266,141
-------------------------------------------------------------------------------------
Waters Corp.(1)                                                    1,200     104,700
                                                                          -----------
                                                                           1,974,751
-------------------------------------------------------------------------------------
PHOTOGRAPHY - 1.2%
Eastman Kodak Co.                                                  6,500     468,000
-------------------------------------------------------------------------------------
Xerox Corp.                                                        3,300     389,400
                                                                          -----------
                                                                             857,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.7%
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.3%
Bell Atlantic Corp.                                               12,060  $  685,159
-------------------------------------------------------------------------------------
Cable & Wireless Communications plc(1)                            18,000     163,993
-------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                1,500     101,250
-------------------------------------------------------------------------------------
Tele Danmark AS, B Shares                                          2,000     269,941
-------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                         27,500     203,470
-------------------------------------------------------------------------------------
Telefonica de Espana                                               4,909     218,615
-------------------------------------------------------------------------------------
U S West, Inc.                                                    12,000     775,500
                                                                          -----------
                                                                           2,417,928
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 3.4%
ALLTELL Corp.                                                      8,400     502,425
-------------------------------------------------------------------------------------
AT&T Corp.                                                        11,400     857,850
-------------------------------------------------------------------------------------
Ericsson LM, B Shares                                              7,000     166,676
-------------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                            2,000      94,128
-------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                    17     130,896
-------------------------------------------------------------------------------------
Nokia Oyj, A Shares                                                1,200     146,940
-------------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.                                3     123,179
-------------------------------------------------------------------------------------
Telecom Italia SpA                                                23,000     196,677
-------------------------------------------------------------------------------------
Vodafone Group plc                                                16,000     258,383
                                                                          -----------
                                                                           2,477,154
-------------------------------------------------------------------------------------
TRANSPORTATION - 1.3%
-------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.6%
AHL Services, Inc.(1)                                              4,500     140,625
-------------------------------------------------------------------------------------
AMR Corp.(1)                                                       1,300      77,188
-------------------------------------------------------------------------------------
BAA plc                                                           16,000     185,166
-------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                              1,000      52,000
                                                                          -----------
                                                                             454,979
-------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.7%
GATX Corp.                                                        10,400     393,900
-------------------------------------------------------------------------------------
MotivePower Industries, Inc.(1)                                    3,300     106,219
                                                                          -----------
                                                                             500,119
-------------------------------------------------------------------------------------
UTILITIES - 5.3%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
CalEnergy, Inc.(1)                                                 2,100      72,844
-------------------------------------------------------------------------------------
Duke Energy Corp.                                                  5,948     381,044
-------------------------------------------------------------------------------------
Endesa SA                                                          6,000     159,219
-------------------------------------------------------------------------------------
FPL Group, Inc.                                                    7,000     431,375
-------------------------------------------------------------------------------------
Houston Industries, Inc.                                           8,900     285,913
-------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                      6,600     195,525
-------------------------------------------------------------------------------------
Montana Power Co.                                                  8,600     486,438

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

United Utilities plc                                              13,000  $  180,084
-------------------------------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)                                       650     168,725
-------------------------------------------------------------------------------------
Western Resources, Inc.                                            5,200     172,900
                                                                          -----------
                                                                           2,534,067
-------------------------------------------------------------------------------------
GAS UTILITIES - 1.8%
Columbia Energy Group                                              3,700     213,675
-------------------------------------------------------------------------------------
El Paso Energy Corp.                                              12,400     431,675
-------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                             5,000      95,313
-------------------------------------------------------------------------------------
National Fuel Gas Co.                                              5,600     253,050
-------------------------------------------------------------------------------------
Questar Corp.                                                     10,800     209,250
-------------------------------------------------------------------------------------
RWE AG, Preference                                                 2,500      90,812
                                                                          -----------
                                                                           1,293,775
                                                                          -----------
Total Common Stocks (Cost $41,116,877)                                    52,461,533
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.2%
-------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                     1,100      63,250
-------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred Stock, Series D(3)                     500      52,250
-------------------------------------------------------------------------------------
TCR Holding Corp.:
Series B(1)                                                           88           5
Series C(1)                                                           48           3
Series D(1)                                                          127           7
Series E(1)                                                          263          16
                                                                          -----------
Total Preferred Stocks (Cost $155,356)                                       115,531

                                                              UNITS
-------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp.
10/01(3)                                                             100           1
-------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                        100       2,414
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3)                200       3,625
-------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(3)                        344      16,426
-------------------------------------------------------------------------------------
Telefonica de Espana Rts., Exp. 1/99                               4,909       4,365
                                                                          -----------
Total Rights, Warrants and Certificates (Cost $2,825)                         26,831

                                    PRINCIPAL
                                     AMOUNT
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
-------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts.,
Series 1998-B, Cl. A3, 5.95%, 11/15/02                        $   75,000      75,352
-------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(3)                                         50,000      50,234
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                            50,000      50,750
                                                                          -----------
Total Asset-Backed Securities (Cost $174,900)                                176,336

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 0.9%
-------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                           $  100,000  $   99,343
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                   100,000     102,281
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                        13,427      13,514
Series 1843, Cl. VB, 7%, 4/15/03                                  15,000      15,319
Series 1849, Cl. VA, 6%, 12/15/10                                 19,551      19,723
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 1542, Cl. QC, 7.504%, 10/15/20(4)                         300,000      39,375
Series 1583, Cl. IC, 7.03%, 1/15/20(4)                           216,903      21,284
-------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                       32,159      32,261
6.50%, 4/1/26                                                     40,535      40,826
7%, 4/1/00                                                        29,658      29,630
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                           30,627      30,570
-------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit
Pass-Through Certificates, Series 1994-7, Cl. A18, 6%,
2/25/09                                                           99,442      94,999
-------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                         125,000     125,078
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $663,696)                            664,203
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 4.0%
-------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08       100,000      99,536
-------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                      400,000     436,625
7.50%, 11/15/16                                                  660,000     820,875
STRIPS, 5.618%, 11/15/18(6)                                      350,000     116,632
-------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                  225,000     237,375
5.75%, 8/15/03                                                   150,000     156,609
6.125%, 8/15/07                                                  200,000     218,625
6.50%, 8/15/05                                                   725,000     796,821
                                                                          -----------
Total U.S. Government Obligations (Cost $2,682,185)                        2,883,098
-------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 12.3%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 0.7%
-------------------------------------------------------------------------------------
CHEMICALS - 0.4%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                           75,000      60,375
-------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                            35,000      47,641
-------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                            35,000      44,771
-------------------------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04(3)                   50,000      53,750
-------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(7)                                                        75,000      31,500
-------------------------------------------------------------------------------------
Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., Series B,
7/1/06                                                            75,000      74,250
                                                                          -----------
                                                                             312,287

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
METALS - 0.2%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                    $   35,000  $   37,409
-------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                 75,000      24,000
-------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                  75,000      74,812
                                                                          -----------
                                                                             136,221
-------------------------------------------------------------------------------------
PAPER - 0.1%
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04(3)                   50,000      54,250
-------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                    50,000      50,875
                                                                          -----------
                                                                             105,125
-------------------------------------------------------------------------------------
CAPITAL GOODS - 1.6%
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.2%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(7)      50,000      29,250
-------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts.,
Series B, 4/15/08                                                 25,000      25,375
-------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts.,
Series B, 4/1/02(3)                                              125,000     130,937
-------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B,
10/15/04(3)                                                       75,000      56,625
-------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts.,
Series B, 8/1/07                                                  50,000      49,750
-------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(3)       50,000      50,000
-------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B,
10/15/07(3)                                                       50,000      49,750
-------------------------------------------------------------------------------------
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sec. disc. nts., 12/1/05 and
warrants to purchase shares of common stock)(3)(7)(8)            100,000      57,500
-------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B,
7/1/08                                                            50,000      46,750
-------------------------------------------------------------------------------------
Production Resource Group, LLC/PRG Finance Corp., 11.50% Sr.
Unsec. Sub. Nts., 1/15/08(3)                                      75,000      73,875
-------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts., 1/20/07(2)                    75,000      72,539
-------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Sub. Nts., 7/1/08(3)         50,000      51,250
-------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                              50,000      52,768
-------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs.,
6/1/08(3)(7)                                                      75,000      36,000
-------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01          75,000      75,799
-------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B,
12/1/06                                                           40,000      39,636
                                                                          -----------
                                                                             897,804
-------------------------------------------------------------------------------------
MANUFACTURING - 0.4%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                           75,000      75,975
-------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B,
8/1/07(3)                                                         75,000      76,875
-------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05(3)              50,000      51,250
-------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07      50,000      49,250
-------------------------------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds, 5/15/01                          75,000      74,502
                                                                          -----------
                                                                             327,852
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.7%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(9)               75,000      75,000
-------------------------------------------------------------------------------------
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99           43,000      43,215

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)

Black & Decker Corp., 6.625% Nts., 11/15/00                   $   15,000  $   15,256
-------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                           75,000      64,875
-------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts.,
6/15/07                                                           75,000      78,000
                                                                          -----------
                                                                             276,346
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
American Skiing Corp., 12% Sr. Sub. Nts., Series B,
7/15/06(3)                                                        50,000      52,250
-------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B,
8/1/04                                                            50,000      45,750
-------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Sub. Nts.,
Series B, 10/15/07                                                75,000      73,875
-------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                     50,000      55,625
-------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series
B, 8/15/03                                                        50,000      56,750
-------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts.,
6/1/03(3)                                                         75,000      80,625
-------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                          50,000      50,415
-------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05           75,000      73,500
-------------------------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd. Sr. Sec. Nts., 11/1/03        75,000      79,875
-------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07               50,000      51,875
-------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts., Series B, 11/15/02                                     50,000      60,250
-------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05            75,000      80,812
-------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05          50,000      54,750
-------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00          50,000      46,000
-------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07               75,000      78,750
                                                                          -----------
                                                                             941,102
-------------------------------------------------------------------------------------
MEDIA - 1.5%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                 75,000      84,375
-------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series
B, 2/1/08                                                         75,000      76,125
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts.,
11/1/02(3)(7)                                                    100,000       5,250
-------------------------------------------------------------------------------------
Big Flower Press Holdings, Inc., 8.625% Sr. Sub. Nts.,
12/1/08(2)                                                        75,000      76,125
-------------------------------------------------------------------------------------
Century Communications Corp., 9.75% Sr. Nts., 2/15/02             50,000      54,250
-------------------------------------------------------------------------------------
Century Communications Corp., Zero Coupon Sr. Disc. Nts.,
Series B, 8.511%, 1/15/08(6)                                      50,000      25,250
-------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                    50,000      53,500
-------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                 50,000      54,750
-------------------------------------------------------------------------------------
Diva Systems Corp., Units (each unit consists of $1,000
principal amount of 0%/12.625% sr. disc. nts., 3/1/08 and
three warrants to purchase three shares of common
stock)(2)(7)(8)                                                  100,000      41,500
-------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(7)                                            50,000      50,125
-------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series
B, 4/15/10(7)                                                    100,000      69,000
-------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                25,000      25,625
-------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr.
Sub. Nts., 3/15/07                                                75,000      79,500
-------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub.
Nts., 7/1/08(3)                                                   50,000      51,750

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)

James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04   $   50,000  $   52,250
-------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(7)          75,000      75,937
-------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06           75,000      76,875
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05        50,000      53,250
-------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04         50,000      53,250
-------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                           50,000      16,750
-------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(7)                                       100,000      54,500
                                                                          -----------
                                                                           1,129,937
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.3%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts.,
9/1/01(5)                                                         75,000      75,878
-------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                 40,000      43,060
-------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06      75,000      79,500
                                                                          -----------
                                                                             198,438
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.2%
K Mart Corp., 7.75% Debs., 10/1/12                                50,000      51,517
-------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                75,000      78,937
                                                                          -----------
                                                                             130,454
-------------------------------------------------------------------------------------
CONSUMER STAPLES - 0.7%
-------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.1%
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07              75,000      79,125
-------------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts.,
5/15/05                                                           75,000      77,400
-------------------------------------------------------------------------------------
FOOD - 0.3%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts.,
10/15/06                                                          75,000      69,750
-------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                 40,000      40,389
-------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                100,000     107,473
                                                                          -----------
                                                                             217,612
-------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.1%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub.
Nts., 9/15/07                                                     50,000      51,500
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                        35,000      38,905
-------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                            75,000      68,625
                                                                          -----------
                                                                             107,530
-------------------------------------------------------------------------------------
ENERGY - 0.7%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                           15,000      16,078
-------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07          75,000      55,875
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17               50,000      45,219
-------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23            35,000      37,847
-------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                   50,000      53,273

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)

RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08             $   75,000  $   52,875
-------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B,
10/15/04                                                          75,000      30,375
-------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., Series B,
6/15/02(3)                                                        50,000      16,250
-------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                                            25,000      25,725
                                                                          -----------
                                                                             333,517
-------------------------------------------------------------------------------------
OIL - DOMESTIC - 0.1%
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                 50,000      50,569
-------------------------------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19                               15,000      15,163
                                                                          -----------
                                                                              65,732
-------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 0.1%
Abraxas Petroleum Corp./CDN Abraxas Petroleum Ltd., 11.50%
Sr. Unsec. Nts.,
Series D, 11/1/04                                                 50,000      38,000
-------------------------------------------------------------------------------------
FINANCIAL - 1.2%
-------------------------------------------------------------------------------------
BANKS - 0.1%
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                  50,000      48,131
-------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01          15,000      16,450
-------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                 15,000      15,199
                                                                          -----------
                                                                              79,780
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.6%
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(2)                                              50,000      57,715
-------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                  40,000      39,370
-------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series
D, 3/1/01                                                         90,000      90,374
-------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A,
8/27/01                                                           75,000      75,836
-------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01             25,000      25,089
-------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts., 8/1/01(2)                        75,000      73,965
-------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one warrant
to purchase 6.84 shares of common stock)(3)(8)                    75,000      56,625
                                                                          -----------
                                                                             418,974
-------------------------------------------------------------------------------------
INSURANCE - 0.2%
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                 50,000      47,965
-------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                                75,000      71,929
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01            15,000      15,361
                                                                          -----------
                                                                             135,255
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01      80,000      79,488
-------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                         50,000      50,422
-------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03                 75,000      74,227
                                                                          -----------
                                                                             204,137

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE - 0.6%
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.25% Sr. Sub. Nts.,
Series A, 1/15/08                                             $   50,000  $   47,000
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.5%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01               30,000      29,785
-------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06           25,000      27,875
-------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(2)             75,000      76,125
-------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series
B, 11/1/07                                                        75,000      72,188
-------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts.,
8/15/06(3)                                                        50,000      45,250
-------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                  50,000      52,625
-------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                      50,000      51,808
                                                                          -----------
                                                                             355,656
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.4%
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                          75,000      70,500
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 2.3%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F,
5/15/01                                                           75,000      74,046
-------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts.,
8/15/06(3)                                                        75,000      77,813
-------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts.,
5/1/07                                                            75,000      79,875
-------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(7)                                                       50,000      42,500
-------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts.,
2/15/07(7)                                                        75,000      53,250
-------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(7)                                                       100,000      75,500
-------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08              75,000      75,375
-------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(7)        75,000      54,188
-------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Nts., 1/15/09(2)(10)        75,000      76,125
-------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(7)        100,000      65,000
-------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06(7)                                        150,000     123,750
-------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Nts., Series
C/EN, 7/15/05                                                     75,000      64,875
-------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08      75,000      74,438
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(7)                                               50,000      37,375
-------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
8/15/04(7)                                                        50,000      48,750
-------------------------------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec. Nts., 7/1/08                       50,000      49,000
-------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 11.25% Sr.
Nts., 8/15/08(9)                                                  50,000      47,500
-------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts., 11/1/08(2)                         50,000      52,625
-------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(7)                                                 75,000      58,313
-------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08            50,000      46,250
-------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
Nts., 8/15/06                                                     75,000      87,000
-------------------------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr. Unsec. Bonds, Series B,
6/30/07                                                           75,000      71,625
-------------------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)                                25,000      21,000
9.625% Sr. Debs., 10/1/06                                         25,000      25,875

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY (CONTINUED)

US West Capital Funding, Inc., 6.125% Nts., 7/15/02           $   75,000  $   76,759
-------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07              50,000      53,250
-------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts.,
10/15/05(7)                                                       50,000      35,750
                                                                          -----------
                                                                           1,647,807
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
-------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.1%
Canadian Airlines Corp., 12.25% Sr. Nts., 8/1/06                  75,000      51,375
-------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06           75,000      47,625
                                                                          -----------
                                                                              99,000
-------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.2%
CSX Corp., 7.05% Debs., 5/1/02                                    75,000      78,365
-------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                       50,000      55,179
-------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                             15,000      15,288
                                                                          -----------
                                                                             148,832
-------------------------------------------------------------------------------------
SHIPPING - 0.0%
Golden Ocean Group Ltd., 10% Sr. Unsec. Nts., 8/31/01             50,000      15,000
-------------------------------------------------------------------------------------
UTILITIES - 0.4%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
AES Corp., 8% Sr. Nts., 12/31/08                                  50,000      49,529
-------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                         75,000      76,540
                                                                          -----------
                                                                             126,069
-------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01         50,000      50,782
-------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   50,000      53,372
-------------------------------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts., 8/1/02                           75,000      75,247
                                                                          -----------
                                                                             179,401
                                                                          -----------
Total Non-Convertible Corporate Bonds and Notes (Cost
$9,341,234)                                                                8,953,393
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.4%
-------------------------------------------------------------------------------------
Repurchase  agreement with  PaineWebber,  Inc.,  4.85%,  dated  12/31/98,  to be repurchased  at  $7,599,093 on 1/4/99,  collateralized  by U.S.  Treasury  Nts.,
7.75%, 11/30/99, with
a value of $7,760,518 (Cost $7,595,000)                        7,595,000   7,595,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $61,732,073)                     100.0% 72,875,925
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                               (0.0)    (26,772 )
                                                              ----------  -----------
NET ASSETS                                                         100.0% $72,849,153
                                                              ----------  -----------
                                                              ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $767,934 or 1.05% of the Fund's net assets as of December 31, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

9. Interest or dividend is paid in kind.

10. When-issued security to be delivered and settled after December 31, 1998.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                           TOTAL                             GOVERNMENT
                           RETURN            GROWTH          SECURITIES
                           PORTFOLIO         PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
ASSETS
Investments, at value
(cost *) (including
repurchase
agreements **) - see
accompanying statements    $ 1,345,914,709   $ 925,715,939   $ 24,436,187
-------------------------------------------------------------------------
Cash                               184,635         132,602        201,864
-------------------------------------------------------------------------
Receivables:
Dividends, interest and
principal paydowns               6,925,648       1,034,074        303,903
Shares of capital stock
sold                               207,463         131,967            316
Investments sold                 6,383,315       8,110,058             --
Daily variation on
futures contracts - see
applicable note                    458,150              --             --
Other                               18,041          11,551          1,728
                           ---------------   -------------   ------------
Total assets                 1,360,091,961     935,136,191     24,943,998
-------------------------------------------------------------------------
LIABILITIES
Payables and other
liabilities:
Investments purchased           15,394,819      14,928,624             --
Shares of capital stock
redeemed                           734,711       1,251,364          5,999
Custodian fees                       9,745          15,214            319
Legal and auditing fees             24,427          19,888          7,336
Shareholder reports                  8,804           9,310          4,631
Registration and filing
fees                                33,218          38,666             --
Transfer and shareholder
servicing agent fees                 2,035             483            616
Other                                1,823           1,183          2,218
                           ---------------   -------------   ------------
Total liabilities               16,209,582      16,264,732         21,119
-------------------------------------------------------------------------
NET ASSETS                 $ 1,343,882,379   $ 918,871,459   $ 24,922,879
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------
-------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of
capital stock              $       704,410   $     280,759   $     22,014
-------------------------------------------------------------------------
Additional paid-in
capital                      1,116,469,294     690,886,056     22,932,372
-------------------------------------------------------------------------
Undistributed net
investment income               42,986,942      10,166,774      1,337,809
-------------------------------------------------------------------------
Accumulated net realized
gain (loss) from
investments
and foreign currency
transactions                    36,977,889      33,277,597       (609,390)
-------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments and
translation of assets and
liabilities
denominated in foreign
currencies                     146,743,844     184,260,273      1,240,074
                           ---------------   -------------   ------------
Net assets                 $ 1,343,882,379   $ 918,871,459   $ 24,922,879
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------
-------------------------------------------------------------------------
SHARES OF CAPITAL STOCK
OUTSTANDING                    704,410,395     280,759,431     22,014,005
-------------------------------------------------------------------------
NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE   $          1.91   $        3.27   $       1.13
*Cost                      $ 1,209,354,422   $ 741,455,666   $ 23,170,302
**Repurchase agreements    $    57,700,000   $  23,800,000   $  1,100,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (CONTINUED)

                                            LIFESPAN                      LIFESPAN
                           INTERNATIONAL    DIVERSIFIED    LIFESPAN       CAPITAL
                           EQUITY           INCOME         BALANCED       APPRECIATION
                           PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS
Investments, at value
(cost *) (including
repurchase
agreements **) - see
accompanying statements     $ 103,104,406   $ 43,181,713   $ 85,648,910    $ 72,875,925
---------------------------------------------------------------------------------------
Cash                               80,720         24,394         24,087           8,711
---------------------------------------------------------------------------------------
Receivables:
Dividends, interest and
principal paydowns                235,016        540,697        661,782         355,429
Shares of capital stock
sold                              136,018         18,567             --           6,017
Investments sold                       --        122,959        386,207         431,294
Daily variation on
futures contracts - see
applicable note                        --             --             --              --
Other                               3,447          2,479          3,347           2,847
                           --------------   ------------   ------------   -------------
Total assets                  103,559,607     43,890,809     86,724,333      73,680,223
---------------------------------------------------------------------------------------
LIABILITIES
Payables and other
liabilities:
Investments purchased                  --        185,290        771,738         802,587
Shares of capital stock
redeemed                          122,977             --         46,561              --
Custodian fees                     11,579          7,600          7,039           2,364
Legal and auditing fees             9,507          7,052          9,010           8,981
Shareholder reports                 7,818          7,166          9,760          12,396
Registration and filing
fees                                2,337          2,742          4,918           3,209
Transfer and shareholder
servicing agent fees                1,058          1,238          1,029           1,077
Other                                 583            640            868             456
                           --------------   ------------   ------------   -------------
Total liabilities                 155,859        211,728        850,923         831,070
---------------------------------------------------------------------------------------
NET ASSETS                  $ 103,403,748   $ 43,679,081   $ 85,873,410    $ 72,849,153
                           --------------   ------------   ------------   -------------
                           --------------   ------------   ------------   -------------
---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of
capital stock               $      65,895   $     37,415   $     67,155    $     53,763
---------------------------------------------------------------------------------------
Additional paid-in
capital                        76,649,719     39,532,136     73,932,226      61,270,795
---------------------------------------------------------------------------------------
Undistributed net
investment income                 576,688      2,150,194      2,595,467       1,570,493
---------------------------------------------------------------------------------------
Accumulated net realized
gain (loss) from
investments
and foreign currency
transactions                      216,254        555,096       (955,181)     (1,189,648)
---------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments and
translation of assets and
liabilities
denominated in foreign
currencies                     25,895,192      1,404,240     10,233,743      11,143,750
                           --------------   ------------   ------------   -------------
Net assets                  $ 103,403,748   $ 43,679,081   $ 85,873,410    $ 72,849,153
                           --------------   ------------   ------------   -------------
                           --------------   ------------   ------------   -------------
---------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK
OUTSTANDING                    65,894,927     37,415,435     67,154,567      53,762,813
---------------------------------------------------------------------------------------
NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE    $        1.57   $       1.17   $       1.28    $       1.36
*Cost                       $  77,209,375   $ 41,777,473   $ 75,415,118    $ 61,732,073
**Repurchase agreements     $   2,800,000   $  4,706,000   $  8,831,000    $  7,595,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                           TOTAL                          GOVERNMENT
                           RETURN          GROWTH         SECURITIES
                           PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of
withholding taxes of *)    $  41,622,822   $  4,937,302   $ 1,519,588
---------------------------------------------------------------------
Dividends (net of
withholding taxes of **)       8,395,507      9,934,645            --
                           -------------   ------------   -----------
Total income                  50,018,329     14,871,947     1,519,588
---------------------------------------------------------------------
EXPENSES
Custodian fees and
expenses                          46,333         31,729           264
---------------------------------------------------------------------
Shareholder reports               11,957         12,315         6,434
---------------------------------------------------------------------
Accounting service fees -
see applicable note               15,000         15,000        15,000
---------------------------------------------------------------------
Legal and auditing fees           46,592         23,931         6,599
---------------------------------------------------------------------
Insurance expenses                14,271          6,923         1,390
---------------------------------------------------------------------
Directors' fees and
expenses                          36,750          4,477         1,305
---------------------------------------------------------------------
Registration and filing
fees                              32,541         38,345            --
---------------------------------------------------------------------
Management fees - see
applicable note                6,893,133      4,523,009       126,217
---------------------------------------------------------------------
Transfer and shareholder
servicing agent fees -
see applicable note                4,274          2,358         2,873
---------------------------------------------------------------------
Other                              2,196          2,304         2,630
                           -------------   ------------   -----------
Total expenses                 7,103,047      4,660,391       162,712
---------------------------------------------------------------------
NET INVESTMENT INCOME         42,915,282     10,211,556     1,356,876
---------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
Investments                   17,806,759     33,310,716       (66,552)
Closing of futures
contracts                     20,330,587             --       (73,575)
Foreign currency
transactions                          --             --            --
Net change in unrealized
appreciation or
depreciation on:
Investments                   54,372,054     24,320,298       627,658
Translation of assets and
liabilities denominated
in
foreign currencies                    --             --            --
                           -------------   ------------   -----------
Net realized and
unrealized gain (loss)        92,509,400     57,631,014       487,531
---------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                 $ 135,424,682   $ 67,842,570   $ 1,844,407
                           -------------   ------------   -----------
                           -------------   ------------   -----------
*Withholding taxes -
interest                   $          --   $         --   $        --
**Withholding taxes -
dividends                  $          --   $         --   $        --

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (CONTINUED)

                                            LIFESPAN                     LIFESPAN
                           INTERNATIONAL    DIVERSIFIED    LIFESPAN      CAPITAL
                           EQUITY           INCOME         BALANCED      APPRECIATION
                           PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of
withholding taxes of *)      $    247,798    $ 2,211,127   $ 2,696,623     $ 1,492,845
--------------------------------------------------------------------------------------
Dividends (net of
withholding taxes of **)        1,427,931        271,334       641,115         737,026
                           --------------   ------------   -----------   -------------
Total income                    1,675,729      2,482,461     3,337,738       2,229,871
--------------------------------------------------------------------------------------
EXPENSES
Custodian fees and
expenses                           31,773            264         7,274           6,447
--------------------------------------------------------------------------------------
Shareholder reports                 9,979          3,245        12,530          13,901
--------------------------------------------------------------------------------------
Accounting service fees -
see applicable note                15,000         15,000        15,000          15,000
--------------------------------------------------------------------------------------
Legal and auditing fees            11,802          4,631        10,815           6,717
--------------------------------------------------------------------------------------
Insurance expenses                  3,262          2,586         3,044           2,741
--------------------------------------------------------------------------------------
Directors' fees and
expenses                            3,018          2,624         3,035           3,121
--------------------------------------------------------------------------------------
Registration and filing
fees                                2,339          2,696         4,814           3,167
--------------------------------------------------------------------------------------
Management fees - see
applicable note                   945,935        287,965       648,865         567,142
--------------------------------------------------------------------------------------
Transfer and shareholder
servicing agent fees -
see applicable note                 2,959          3,157         2,859           2,865
--------------------------------------------------------------------------------------
Other                               3,528            257         1,936           2,416
                           --------------   ------------   -----------   -------------
Total expenses                  1,029,595        322,425       710,172         623,517
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME             646,134      2,160,036     2,627,566       1,606,354
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
Investments                     1,628,113        570,917      (785,225)     (1,012,512)
Closing of futures
contracts                              --             --            --              --
Foreign currency
transactions                   (1,399,644)            --      (163,659)       (165,269)
Net change in unrealized
appreciation or
depreciation on:
Investments                     9,699,026       (928,198)    2,130,211       2,684,474
Translation of assets and
liabilities denominated
in
foreign currencies              5,242,221             --       632,075         687,122
                           --------------   ------------   -----------   -------------
Net realized and
unrealized gain (loss)         15,169,716       (357,281)    1,813,402       2,193,815
--------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                   $ 15,815,850    $ 1,802,755   $ 4,440,968     $ 3,800,169
                           --------------   ------------   -----------   -------------
                           --------------   ------------   -----------   -------------
*Withholding taxes -
interest                     $         --    $       289   $       722     $       433
**Withholding taxes -
dividends                    $    146,782    $        --   $    18,142     $    21,582

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                         TOTAL
                                        RETURN                             GROWTH
                                       PORTFOLIO                         PORTFOLIO
                                      1998              1997             1998            1997
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $    42,915,282   $    43,104,000   $   10,211,556   $   9,988,627
---------------------------------------------------------------------------------------------
Net realized gain (loss)        38,137,346       144,786,846       33,310,716     108,263,083
---------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                    54,372,054        14,497,050       24,320,298      45,697,012
                           ---------------   ---------------   --------------   -------------
Net increase in net
assets resulting from
operations                     135,424,682       202,387,896       67,842,570     163,948,722
---------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income              (42,620,811)      (38,831,970)      (9,799,624)     (6,502,490)
---------------------------------------------------------------------------------------------
Distributions from net
realized gain                 (144,299,156)      (95,341,180)    (107,624,371)    (46,127,035)
---------------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2          116,654,347        88,432,903      137,081,544     133,829,865
---------------------------------------------------------------------------------------------
NET ASSETS
Total increase                  65,159,062       156,647,649       87,500,119     245,149,062
---------------------------------------------------------------------------------------------
Beginning of period          1,278,723,317     1,122,075,668      831,371,340     586,222,278
                           ---------------   ---------------   --------------   -------------
End of period              $ 1,343,882,379   $ 1,278,723,317   $  918,871,459   $ 831,371,340
                           ---------------   ---------------   --------------   -------------
                           ---------------   ---------------   --------------   -------------
Undistributed net
investment income          $    42,986,942   $    42,609,690   $   10,166,774   $   9,770,088

                                   GOVERNMENT                   INTERNATIONAL
                                   SECURITIES                       EQUITY
                                    PORTFOLIO                     PORTFOLIO
                                   1998           1997            1998           1997
-------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $  1,356,876   $  1,373,656   $     646,134   $    527,431
-------------------------------------------------------------------------------------
Net realized gain (loss)       (140,127)       (69,942)        228,469      2,662,634
-------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                    627,658        644,731      14,941,247      2,591,115
                           ------------   ------------   -------------   ------------
Net increase in net
assets resulting from
operations                    1,844,407      1,948,445      15,815,850      5,781,180
-------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,367,579)    (1,463,333)       (404,500)      (407,257)
-------------------------------------------------------------------------------------
Distributions from net
realized gain                        --             --      (2,680,566)    (1,170,863)
-------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2           727,031         (1,670)      8,415,516     15,468,927
-------------------------------------------------------------------------------------
NET ASSETS
Total increase                1,203,859        483,442      21,146,300     19,671,987
-------------------------------------------------------------------------------------
Beginning of period          23,719,020     23,235,578      82,257,448     62,585,461
                           ------------   ------------   -------------   ------------
End of period              $ 24,922,879   $ 23,719,020   $ 103,403,748   $ 82,257,448
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
Undistributed net
investment income          $  1,337,809   $  1,356,173   $     576,688   $    390,416

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                    LIFESPAN
                                   DIVERSIFIED                    LIFESPAN
                                     INCOME                       BALANCED
                                    PORTFOLIO                     PORTFOLIO
                                   1998           1997           1998           1997
------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $  2,160,036   $  1,675,773   $  2,627,566   $  2,045,313
------------------------------------------------------------------------------------
Net realized gain (loss)        570,917        298,037       (948,884)     2,515,126
------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                   (928,198)     1,310,516      2,762,286      2,434,472
                           ------------   ------------   ------------   ------------
Net increase in net
assets resulting from
operations                    1,802,755      3,284,326      4,440,968      6,994,911
------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,661,998)    (1,155,828)    (1,965,841)    (1,134,469)
------------------------------------------------------------------------------------
Distributions from net
realized gain                  (294,680)       (41,610)    (2,467,048)      (612,613)
------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2         9,717,189      6,754,828     17,172,548     12,108,631
------------------------------------------------------------------------------------
NET ASSETS
Total increase                9,563,266      8,841,716     17,180,627     17,356,460
------------------------------------------------------------------------------------
Beginning of period          34,115,815     25,274,099     68,692,783     51,336,323
                           ------------   ------------   ------------   ------------
End of period              $ 43,679,081   $ 34,115,815   $ 85,873,410   $ 68,692,783
                           ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------
Undistributed net
investment income          $  2,150,194   $  1,650,130   $  2,595,467   $  1,955,234

                                    LIFESPAN
                                     CAPITAL
                                  APPRECIATION
                                    PORTFOLIO
                                   1998           1997
------------------------------------------------------
OPERATIONS
Net investment income      $  1,606,354   $  1,214,368
------------------------------------------------------
Net realized gain (loss)     (1,177,781)     2,533,295
------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                  3,371,596      2,665,698
                           ------------   ------------
Net increase in net
assets resulting from
operations                    3,800,169      6,413,361
------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,183,734)      (402,394)
------------------------------------------------------
Distributions from net
realized gain                (2,498,475)    (1,024,277)
------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2        11,351,711     14,398,598
------------------------------------------------------
NET ASSETS
Total increase               11,469,671     19,385,288
------------------------------------------------------
Beginning of period          61,379,482     41,994,194
                           ------------   ------------
End of period              $ 72,849,153   $ 61,379,482
                           ------------   ------------
                           ------------   ------------
Undistributed net
investment income          $  1,570,493   $  1,170,826

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                  1998         1997         1996(1)      1995         1994
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                             $2.00        $1.91        $1.75        $1.51        $1.65
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                .06          .07          .07          .07          .06
Net realized and unrealized
gain (loss)                          .14          .25          .11          .30         (.09)
----------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                .20          .32          .18          .37         (.03)
----------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                              (.07)        (.07)        (.01)        (.07)        (.06)
Distributions from net
realized gain                       (.22)        (.16)        (.01)        (.06)        (.05)
----------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders       (.29)        (.23)        (.02)        (.13)        (.11)
----------------------------------------------------------------------------------------------
Net asset value, end of period     $1.91        $2.00        $1.91        $1.75        $1.51
                                  --------     --------     --------     --------     --------
                                  --------     --------     --------     --------     --------
----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                           10.90%       18.81%       10.14%       24.66%       (1.97)%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                         $1,344       $1,279       $1,122         $994         $742
----------------------------------------------------------------------------------------------
Average net assets (in
millions)                         $1,299       $1,208       $1,058         $864(3)      $687(3)
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income               3.30%        3.57%        4.12%        4.48%        4.21%
Expenses                            0.55%        0.55%        0.55%        0.59%        0.56%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)          92.5%       103.5%       104.3%        62.3%        88.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,069,202,081 and $1,113,803,553, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------
                                1998              1997         1996(1)      1995         1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $3.45        $2.98        $2.53        $1.97        $2.08
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .04          .04          .04          .04          .03
Net realized and unrealized
gain (loss)                               .26          .69          .43          .71         (.04)
-------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                     .30          .73          .47          .75         (.01)
-------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.04)        (.03)        (.01)        (.04)        (.03)
Distributions from net
realized gain                            (.44)        (.23)        (.01)        (.15)        (.07)
-------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.48)        (.26)        (.02)        (.19)        (.10)
-------------------------------------------------------------------------------------------------
Net asset value, end of period          $3.27        $3.45        $2.98        $2.53        $1.97
                                        -----     --------     --------     --------     --------
                                        -----     --------     --------     --------     --------
-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                                 8.43%       26.37%       18.87%       38.06%       (0.51)%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $     918,871     $831,371     $586,222     $405,935     $230,195
-------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $     877,874     $721,555     $494,281     $303,193(3)  $198,879(3)
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.16%        1.38%        1.63%        2.01%        1.87%
Expenses                                 0.53%        0.54%        0.58%        0.66%        0.67%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               97.8%        91.8%        82.5%        69.3%        97.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $853,990,249 and $769,342,848, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                  1998         1997         1996(1)      1995         1994
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.11        $1.09        $1.07        $0.95        $1.06
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                  .06          .07          .07          .06          .06
Net realized and unrealized
gain (loss)                            .03          .02         (.05)         .12         (.11)
----------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .09          .09          .02          .18         (.05)
----------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment
income                                (.07)        (.07)          --(2)      (.06)        (.06)
----------------------------------------------------------------------------------------------
Total dividends to
shareholders                          (.07)        (.07)          --         (.06)        (.06)
----------------------------------------------------------------------------------------------
Net asset value, end of period       $1.13        $1.11        $1.09        $1.07        $0.95
                                  --------     --------     --------     --------     --------
                                  --------     --------     --------     --------     --------
----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                              8.14%        8.82%        1.93%       18.91%       (4.89)%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                        $ 24,923     $ 23,719     $ 23,236     $ 24,309     $ 18,784
----------------------------------------------------------------------------------------------
Average net assets (in
thousands)                        $ 24,044     $ 23,034     $ 23,880     $ 23,157(4)  $ 17,589(4)
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.64%        5.96%        6.11%        6.08%        6.04%
Expenses                              0.68%        0.67%        0.62%        0.71%        0.85%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)            43.1%         0.0%         6.0%        54.7%       102.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $9,974,241 and $8,600,233, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------
                                1998              1997         1996(1)      1995         1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.36        $1.29        $1.15        $1.09        $1.09
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)              .01          .01          .02          .03         (.01)
Net realized and unrealized
gain                                      .25          .09          .13          .08          .03
-------------------------------------------------------------------------------------------------
Total income from investment
operations                                .26          .10          .15          .11          .02
-------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)        (.01)        (.01)        (.04)          --
Distributions from net
realized gain                            (.04)        (.02)          --         (.01)        (.02)
-------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.05)        (.03)        (.01)        (.05)        (.02)
-------------------------------------------------------------------------------------------------
Net asset value, end of period          $1.57        $1.36        $1.29        $1.15        $1.09
                                        -----          ---          ---          ---          ---
                                        -----          ---          ---          ---          ---
-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                                19.40%        8.11%       13.26%       10.30%        1.44%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $     103,404     $ 82,257     $ 62,585     $ 45,775     $ 31,603
-------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $      94,651     $ 73,318     $ 56,893     $ 37,474(3)  $ 29,133(3)
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)             0.68%        0.72%        0.76%        1.61%       (1.85)%
Expenses                                 1.09%        1.12%        1.21%        1.26%        1.28%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               47.5%        48.6%        53.7%        85.1%        76.5%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $48,204,329 and $42,767,249, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------
                                     1998        1997         1996(2)     1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.18      $1.10         $1.04         $1.00
------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .06        .06           .06           .02
Net realized and unrealized gain           --        .07           .01           .04
------------------------------------------------------------------------------------
Total income from investment
operations                                .06        .13           .07           .06
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.06)      (.05)         (.01)         (.02)
Distributions from net realized
gain                                     (.01)        --(3)         --            --
------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.07)      (.05)         (.01)         (.02)
------------------------------------------------------------------------------------
Net asset value, end of period          $1.17      $1.18         $1.10         $1.04
                                     --------    -------      --------         -----
                                     --------    -------      --------         -----
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)      4.88%     12.51%         6.93%         5.69%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                           $ 43,679    $34,116      $ 25,274    $   21,176
------------------------------------------------------------------------------------
Average net assets (in thousands)    $ 38,422    $28,503      $ 22,854    $   20,364(5)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.62%      5.88%         5.84%         5.11%(6)
Expenses                                 0.84%      0.86%(7)      1.07%         1.50%(6)
------------------------------------------------------------------------------------
Portfolio turnover rate(8)               36.2%      34.0%         80.4%         41.2%(6)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

5. This information is not covered by the auditors' opinion.

6. Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period December 31, 1998 were $22,010,484 and $11,980,312, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED DECEMBER 31,
                                      -------------------------------------
                                      1998      1997      1996(2)   1995(1)
---------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.28     $1.18     $1.05     $1.00
---------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .04       .04       .03       .01
Net realized and unrealized gain          .04       .10       .11       .05
---------------------------------------------------------------------------
Total income from investment
operations                                .08       .14       .14       .06
---------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.04)     (.03)     (.01)     (.01)
Distributions from net realized
gain                                     (.04)     (.01)       --        --
---------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.08)     (.04)     (.01)     (.01)
---------------------------------------------------------------------------
Net asset value, end of period          $1.28     $1.28     $1.18     $1.05
                                      -------   -------   -------   -------
                                      -------   -------   -------   -------
---------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)      6.17%    12.20%    13.38%     6.08%
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                            $85,873   $68,693   $51,336   $35,467
---------------------------------------------------------------------------
Average net assets (in thousands)     $76,384   $59,388   $41,847   $33,925(4)
---------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.44%     3.44%     3.34%     3.08%(5)
Expenses                                 0.93%     0.97%     1.17%     1.50%(5)
---------------------------------------------------------------------------
Portfolio turnover rate(6)               57.8%     57.3%     69.7%     39.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $52,860,309 and $39,128,571, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS

                                              YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------
                                1998              1997         1996(2)      1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.35        $1.24        $1.06        $1.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                     .03          .03          .02          .01
Net realized and unrealized
gain                                      .06          .12          .17          .06
------------------------------------------------------------------------------------
Total income from investment
operations                                .09          .15          .19          .07
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)        (.01)        (.01)        (.01)
Distributions from net
realized gain                            (.05)        (.03)          --           --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.08)        (.04)        (.01)        (.01)
------------------------------------------------------------------------------------
Net asset value, end of period          $1.36        $1.35        $1.24        $1.06
                                -------------     --------     --------     --------
                                -------------     --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                                 6.49%       12.53%       17.97%        6.65%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $      72,849     $ 61,379     $ 41,994     $ 26,768
------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $      66,754     $ 51,473     $ 33,109     $ 25,460(4)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    2.41%        2.36%        1.92%        1.73%(5)
Expenses                                 0.93%        0.99%        1.30%        1.50%(5)
------------------------------------------------------------------------------------
Portfolio turnover rate(6)               64.7%        65.8%        70.7%        38.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $46,737,573 and $37,811,067, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $82,781. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 1,950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         69,325,992   $ 127,905,490      71,391,082   $ 135,657,386
Dividends and distributions reinvested      102,703,278     186,919,967      78,007,645     134,173,150
Redeemed                                   (108,494,837)   (198,171,110)    (95,125,453)   (181,397,633)
                                          -------------   -------------   -------------   -------------
Net increase                                 63,534,433   $ 116,654,347      54,273,274   $  88,432,903
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $136,560,287 was composed of gross appreciation of $155,294,356, and gross depreciation of $18,734,069.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the average daily net assets up to $600 million and 0.45% of the average daily net assets over $600 million. The Fund's management fee for the year ended December 31, 1998 was 0.53% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy and sell financial futures. The Fund may buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS (CONTINUED)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1998, the Fund had outstanding futures contracts as follows:

                                                   EXPIRATION NUMBER OF  VALUATION AS OF    UNREALIZED
CONTRACT DESCRIPTION                               DATE       CONTRACTS  DECEMBER 31, 1998  APPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Standard & Poors 500 Index                         3/99       539        $167,831,125       $10,183,557

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $16,932,703, which represents 1.26% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $15,246. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         47,037,578   $ 152,546,029      52,419,265   $ 167,124,059
Dividends and distributions reinvested       35,262,461     117,423,995      18,597,005      52,629,524
Redeemed                                    (42,207,549)   (132,888,480)    (26,936,806)    (85,923,718)
                                          -------------   -------------   -------------   -------------
Net increase                                 40,092,490   $ 137,081,544      44,079,464   $ 133,829,865
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $184,260,273 was composed of gross appreciation of $201,310,949, and gross depreciation of $17,050,676.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the average daily net assets up to the first $300 million, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1998 was 0.52% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $526,000, which expires between 2002 and 2006.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $7,661. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          4,843,177   $   5,379,324       2,834,687   $   3,050,414
Dividends reinvested                          1,290,169       1,367,579       1,434,641       1,463,333
Redeemed                                     (5,441,013)     (6,019,872)     (4,214,703)     (4,515,417)
                                          -------------   -------------   -------------   -------------
Net increase (decrease)                         692,333   $     727,031          54,625   $      (1,670)
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As  of  December  31,  1998,  net  unrealized  appreciation  on  investments  of
$1,265,885  was  composed  of  gross  appreciation  of  $1,303,307,   and  gross
depreciation of $37,422.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the average daily net assets up to $300 million, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1998 was 0.52% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS (CONTINUED)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1998, the Fund had outstanding futures contracts as follows:

                                                   EXPIRATION NUMBER OF  VALUATION AS OF    UNREALIZED
CONTRACT DESCRIPTION                               DATE       CONTRACTS  DECEMBER 31, 1998  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Bonds, 20 yr.                        3/99       14         $1,788,938              $25,811

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

International Equity Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Funds investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $55,362. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         13,905,772   $  20,648,894      17,133,067   $  22,813,653
Dividends and distributions reinvested        2,070,514       3,085,066       1,293,541       1,578,120
Redeemed                                    (10,459,749)    (15,318,444)     (6,693,102)     (8,922,846)
                                          -------------   -------------   -------------   -------------
Net increase                                  5,516,537   $   8,415,516      11,733,506   $  15,468,927
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $25,895,031 was composed of gross appreciation of $29,346,083, and gross depreciation of $3,451,052.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the average daily net assets up to $250 million and 0.90% of average daily net assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 1.00% of the average annual net assets for the Fund.

The Manager has a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $143,684, which represents 0.14% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
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INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
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REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
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FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
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DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
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CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,026. Accumulated net realized gain on investments was decreased by the same amount.
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OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made periodically.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          8,117,360   $   9,373,119       5,816,319   $   6,566,303
Dividends and distributions reinvested        1,701,459       1,956,678       1,129,658       1,197,438
Redeemed                                     (1,391,118)     (1,612,608)       (905,515)     (1,008,913)
                                          -------------   -------------   -------------   -------------
Net increase                                  8,427,701   $   9,717,189       6,040,462   $   6,754,828
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

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3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As  of  December  31,  1998,  net  unrealized  appreciation  on  investments  of
$1,404,240  was  composed  of  gross  appreciation  of  $2,485,492,   and  gross
depreciation of $1,081,252.

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4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the average annual net assets up to $250 million and 0.65% on such assets over of $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.75% of the average annual net assets for the Fund.

The Manager has a sub-advisory agreement with BEA Associates (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

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5. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $1,358,640, which represents 3.11% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
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1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
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INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
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FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
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FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $938,000, expiring in 2006.
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DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $11,717, a decrease in undistributed net investment income of $21,492, and a decrease in accumulated net realized loss on investments of $33,209.
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OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                          YEAR ENDED DECEMBER 31, 1998    YEAR ENDED DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         14,229,457   $  17,733,908      11,659,128   $  14,199,763
Dividends and distributions reinvested        3,436,348       4,432,889       1,559,895       1,747,083
Redeemed                                     (4,001,987)     (4,994,249)     (3,199,617)     (3,838,215)
                                          -------------   -------------   -------------   -------------
Net increase                                 13,663,818   $  17,172,548      10,019,406   $  12,108,631
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

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3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $10,233,792 was composed of gross appreciation of $12,635,289, and gross depreciation of $2,401,497.

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4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the average annual net assets up to $250 million and 0.75% of such assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.85% of the average annual net assets for the Fund.

The Manager has entered into sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

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5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $2,294,139, which represents 2.67% of the Fund's net assets.

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7. OTHER MATTERS

Effective January 4, 1999, BEA Associates (Sub-Advisor for the Fund) changed its name to Credit Suisse Asset Management.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
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1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
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REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
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FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,169,000, expiring in 2006.
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DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
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CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $11,251, a decrease in undistributed net investment income of $22,953, and a decrease in accumulated net realized loss on investments of $34,204.
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OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          8,700,602   $  11,570,097      11,969,510   $  15,271,181
Dividends and distributions reinvested        2,668,268       3,682,209       1,229,889       1,426,671
Redeemed                                     (2,957,241)     (3,900,595)     (1,803,689)     (2,299,254)
                                          -------------   -------------   -------------   -------------
Net increase                                  8,411,629   $  11,351,711      11,395,710   $  14,398,598
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

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3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $11,143,852 was composed of gross appreciation of $13,474,030, and gross depreciation of $2,330,178.

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4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the average annual net assets up to $250 million and 0.75% on such assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.85% of the average annual net assets for the Fund.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $1,271,348, which represents 1.75% of the Fund's net assets.

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7. OTHER MATTERS

Effective January 4, 1999 BEA Associates (Sub-Advisor for the Fund) changed its name to Credit Suisse Asset Management.